           As filed with the Securities and Exchange Commission on April 1, 2010

                                            1933 Act Registration No. 333-155333

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 75

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                            Lincoln AssetEdgeSM VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2009 was filed March 23, 2010.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2010 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 22, 2009.

         SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUSES DATED MAY 1, 2010

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

     LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       (Formerly Brandes International Equity Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       (Formerly Business Opportunity Value Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       (Formerly Frontier Capital Appreciation Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by Turner Investment Partners, Inc.)
       (Formerly Turner Core Growth Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln AssetEdgeSM VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This same individual policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the policy is referred to as The Lincoln AssetEdgeSM Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    General:......................................        17
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        21
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
YOUR INSURANCE POLICY.............................        22
    Application...................................        23
    Owner.........................................        24
    Right to Examine Period.......................        24
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        25
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        28
    Continuation of Coverage......................        32
    Benefit Selection Option......................        33
    Termination of Coverage.......................        36
    State Regulation..............................        36


Contents                                                 Page
--------------------------------------------------      -----
PREMIUMS..........................................        36
    Allocation of Net Premium Payments............        36
    Planned Premiums; Additional Premiums.........        36
    Policy Values.................................        38
    Additional Bonus Credits......................        39
DEATH BENEFITS....................................        39
    Death Benefit Proceeds........................        39
    Death Benefit Options.........................        40
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        41
    Death Benefit Qualification Test..............        42
    Payment of Death Benefit Proceeds.............        43
POLICY SURRENDERS.................................        43
    Partial Surrender.............................        44
POLICY LOANS......................................        44
LAPSE AND REINSTATEMENT...........................        45
    No-Lapse Provision............................        46
    Reinstatement of a Lapsed Policy..............        48
TAX ISSUES........................................        48
    Taxation of Life Insurance Contracts in
      General.....................................        48
    Policies That Are MECs........................        49
    Policies That Are Not MECs....................        50
    Other Considerations..........................        51
    Fair Market Value of Your Policy..............        52
    Tax Status of Lincoln Life....................        52
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        52
LEGAL PROCEEDINGS.................................        52
FINANCIAL STATEMENTS..............................        52
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        53
Appendix A........................................         1
Appendix A-1......................................         1
Appendix B........................................         1
GLOSSARY OF TERMS.................................        10

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection . Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, your policy may include two no-lapse periods.

Your policy may provide for a 20 year no-lapse period and a 10 year no-lapse period. If this provision is in effect and you pay the respective premiums required by these provisions, your policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions, your policy may enter the Grace Period and lapse even if you pay the respective premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)


Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 10-15 policy years. There is no Surrender Charge assessed if you partially surrender your policy; however a Surrender Charge may be assessed if you specifically request a Reduction in the specified amount within the first 10 policy years or within ten policy years from the date of an increase in specified amount. (See the section headed "Surrender Charges" for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment Of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Subject to state availability (consult your financial advisor), the following applies to policies issued on or after November 2, 2009. For all other policies, see tables in Appendix B.



Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer Accumulation Values between Sub-Accounts.




                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a premium.                Guaranteed not to exceed 3.5% of each
 imposed on premiums                                                   premium.
 (Premium Load)
 Surrender Charge*1             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $46.47 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $30.76 per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                              Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
 Cost of Insurance*               Monthly
  Maximum Charge                                                      $83.33 per month per $1,000 of Net Amount at
                                                                      Risk.
                                                                      Individuals with a higher mortality risk than
                                                                      standard issue individuals can be charged from
                                                                      125% to 800% of the standard rate.
  Minimum Charge                                                      $0.00 per month per $1,000 of Net Amount at
                                                                      Risk.
  Charge for a                                                        For a male, age 45, standard non-tobacco, in
  Representative Insured                                              year one the guaranteed maximum monthly cost
                                                                      of insurance rate is $0.23 per month per $1,000
                                                                      of Net Amount at Risk.

 Mortality and Expense            Daily (at the end of each           Daily charge as a percentage of the value of the
 Risk Charge ("M&E")              Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                      effective annual rate of 0.15% in years 1-15 and
                                                                      0% in policy years 16 and later.
 Administrative Fee*              Monthly                             A flat fee of $10 per month in all years.
                                                                      In addition to the flat fee of $10 per month, for
                                                                      the first ten policy years from issue date or
                                                                      increase in specified amount, a monthly fee per
                                                                      dollar of Initial Specified Amount or increase in
                                                                      specified amount as follows:
  Maximum Charge                                                      $1.25 per month per $1,000 of Initial Specified
                                                                      Amount or increase in specified amount.
  Minimum Charge                                                      $0.01 per month per $1,000 of Initial Specified
                                                                      Amount or increase in specified amount.
  Charge for a                                                        For a male age 45, standard non-tobacco, the
  Representative Insured                                              maximum additional monthly charge is $0.29
                                                                      per month per $1,000 of specified amount.
 Policy Loan Interest             Annually                            4.0% annually of the amount held in the Loan
                                                                      Account.2
 Overloan Protection Rider        One-time charge when benefit        Maximum charge of 5.0% of the then current
                                  is elected                          Accumulation Value.3
 Exec Enhanced Surrender          Monthly (in Policy Years 2-5
 Value Rider - Multi-Life         only)
 Basis (Lincoln
 AssetEdgeSM Exec VUL)

                    Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                   Amount
          Charge                        is Deducted                                  Deducted
  Option 2                                                      Charge is $0.075 per $1,000 of Initial Specified
                                                                Amount.4
  Option 1                                                      Charge is $0.05 per $1,000 of Initial Specified
                                                                Amount.4
 Optional Rider Charges                                         Individualized based on whether optional
                                                                Rider(s) selected.
 Change of Insured Rider        N/A                             There is no charge for this rider.
 Estate Tax Repeal Rider        One-time charge at issue        $ 250
 Waiver of Monthly              Monthly                         A percent of all other covered monthly charges.
 Deduction Rider5
  Maximum Charge                                                12.0% of all other covered monthly charges.
  Minimum Charge                                                2.0% of all other covered monthly charges.
  Charge for a                                                  For a male, age 45, standard non-tobacco, the
  Representative Insured                                        maximum percentage is 3.5% of all other
                                                                covered monthly charges.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.1% in policy years 11 and later.

  3 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.


  4 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL) and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.


  5 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 6         0.32%
 (12b-1) fees, and other expenses.




  6 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Separate Account") is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


        o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.

       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth.

     o Global Small Capitalization Fund (Class 2): Long-term growth.

     o Growth Fund (Class 2): Long-term growth.

     o Growth-Income Fund (Class 2): Growth and income.

     o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Global Allocation VI Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Total return.

        o Emerging Markets Series (Standard Class): Capital appreciation.

     o High Yield Series (Standard Class): Total return.

       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Total return.

     o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Capital appreciation.


     o Trend Series (Standard Class): Capital appreciation.

     o U. S. Growth Series (Standard Class): Capital appreciation.

     o Value Series (Standard Class): Capital appreciation.


  *Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


        o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A):
Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth.

     o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Current income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)
       This fund will be available on or about May 17, 2010. Consult your financial advisor.


     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*
       This fund will be available on or about May 17, 2010. Consult your financial advisor.

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth.
       (Subadvised by Janus Capital Management LLC)


     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)
       This fund will be available on or about May 17, 2010. Consult your financial advisor.


     o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Marsico Capital Management, LLC)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)


     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)
       (formerly LVIP FI Equity-Income Fund)


     o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
       Growth and income.
       (Subadvised by Wilshire Associates Incorporated)


  *Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

     o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO


     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
  (Administrative Class): Maximum real return.


  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of

     Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

  (2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.

If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly Anniversary Day," the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


General:

Your policy gives you the right to (i) fully surrender your policy (a "Full Surrender") and receive the Accumulation Value of the policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");
(ii) partially surrender your policy and receive from the Accumulation Value of your policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a reduction in the specified amount of your policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of an increase in specified amount, and the specified amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) Subject to state availability (consult your financial advisor), the Surrender Charge will never exceed $46.47 per $1,000 of specified amount for policies issued on or after November 2, 2009. For all other policies, the Surrender Charge will never exceed $47.16 per $1,000 of specified amount. A personalized schedule of Surrender Charges is included in each policy when your policy is issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified Amount will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.

If you increase the specified amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a Reduction of Specified Amount with respect to all or part of the increased specified amount, and it is in addition to any Surrender Charge that would apply to the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased specified amount and their impact on your policy values. Subject to state availability (consult your financial advisor), for policies issued on or after November 2, 2009, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus. For all other policies, see Appendix A-1.

The length of time during which Surrender Charges apply ("Surrender Charge Period"), whether the Surrender Charges relate to the Initial Specified Amount or any increase in specified amount, is determined by the age of the insured on the Policy Date or on the date of an increase in specified amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in specified amount.

For Full Surrenders -




If, on the Policy Date                            The Surrender Charge Period as it relates to the
(or date of increase in specified amount),        Initial Specified Amount or any increase
the insured is:                                   in specified amount is:
o Ages 0-55,                                      15 years
o Age 56,                                         14 years
o Age 57,                                         13 years
o Age 58,                                         12 years
o Age 59,                                         11 years
o Age 60 and above,                               10 years



The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in specified amount starts on the date of such increase. A new Surrender Charge schedule will be applicable to each increase and each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in specified amount.

When you apply for the policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your policy ownership. In addition, after your policy is issued, please also contact your financial adviser before you request a Full Surrender or a Reduction in Specified Amount of your policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your policy in which the specified amount has previously neither increased or decreased, the Surrender Charge will equal
1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.


For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be:

o Subject to state availability (consult your financial advisor), for policies issued on or after November 2, 2009: a) $11.93 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,930.

o For all other policies: a) $11.52 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,520.

If you request a Full Surrender of the policy in which you have previously requested one or more increases in the specified amount (but have not previously requested a decrease in the specified amount), the Surrender Charge will equal 1) plus 2) where:


1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in specified amount

  a) the amount per $1,000 of increase in specified amount for the number of years since the date of each increase; multiplied by

     b) the increased specified amount divided by 1,000

If you request a Full Surrender of your policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the specified amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the specified amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the Policy's Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your policy where you have not previously requested an increase in specified amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

     1) is the amount of this decrease;

     2) is the Initial Specified Amount; and

     3) is the Surrender Charge applicable for the policy year as stated in your policy specifications.

The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in specified amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your policy when you previously have requested an increase in specified amount, each increase in specified amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in specified amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in specified amount will be surrendered first, then the next most recently requested increase in specified amount (or part thereof) will be surrendered next, until the specified amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in specified amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in specified amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in specified amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in specified amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in specified amount or unsurrendered part of an increase in specified amount will be next surrendered in whole or in part.

If you engage in a series of increases and reductions in specified amount, the latest increase in the specified amount of your policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified Amount. If the only increase in specified amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in specified amount.

We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Partial Surrender:


There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion.) In addition, a Partial Surrender may reduce the policy's specified amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's specified amount below the minimum specified amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to Surrender Charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced Surrender Value during policy years 1 through 5, without being subject to the policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. Subject to state availability (consult your financial advisor), the guaranteed charge for policies issued on or after November 2, 2009 is the effective annual rate of 0.15% in policy years 1-15 and 0.00% in policy years 16 and beyond. For all other policies, the guaranteed charge is the effective annual rate of 0.10%in policy years 1-20 and 0.00% in policy years 21 and beyond.




Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 during all policy years.


For the first ten policy years from the Policy Date or increase in specified amount, there is an additional charge which varies generally with the insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. Subject to state availability (consult your financial advisor), for policies issued on or after November 2, 2009, this charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in specified amount. For all other policies, this charge will never exceed $1.83 per month per $1,000 of Initial Specified Amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.



Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this policy and any limitations on the selection of riders are discussed in the section headed "Riders".


Subject to state availability (consult your financial advisor), the following rider charge applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.

Exec Enhanced Surrender Value Rider. If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2. For example, under Option 1, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year). Under Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.

This rider is required and will automatically be issued with each policy applied for on a multi-life basis. See section headed "Exec Enhanced Surrender Value Rider" in the Riders section of this prospectus for a more detailed discussion.


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insured and owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium. The Policy Date is also the date from which policy years, policy anniversary, Monthly Anniversary Days, policy months, premium due dates, and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age 85, if the policy is fully underwritten. Other age limits may apply if this policy is not fully underwritten. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount , death benefit option, and death benefit qualification test;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

In addition, for policies sold on a multi-life basis as Lincoln AssetEdgeSM Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each policy, and the owner of each policy will have choice of which enhancement option is desired. (See discussion of "Enhanced Surrender Value Rider" in the Riders section of this prospectus).

You are entitled to exercise rights and privileges of your policy as long as the insured is living . These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period


You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when policy is not fully underwritten).. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their Redemption Fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


You may elect Dollar Cost Averaging at the time you apply for your policy. In addition, you may elect Dollar Cost Averaging after your policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-444-2363.

Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected by you); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy. Rider availability may vary by whether the policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Waiver of Monthly Deduction Rider", "Change of Insured Rider", "Enhanced Surrender Value Rider", "Estate Tax Repeal Rider", and "Overloan Protection Rider".) Consult your financial and tax advisers before adding riders to, or deleting them from, your policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your policy or deleting a rider from your policy before you make your decision.


Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction Rider, the Change of Insured Rider, and the Estate Tax Repeal Rider. The Overloan Protection Rider will automatically be included with your policy and the Enhanced Surrender Value Rider will also automatically be included if your policy is applied for on a multi-life basis.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Subject to state availability (consult your financial advisor), the following rider applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.

Exec Enhanced Surrender Value Rider. If application is made for policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple policies covering several insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") is required and will automatically be issued with each policy. Please note that only businesses and entities may purchase this policy on a multi-life basis and that only such businesses or entities may own the policy and exercise the ownership privileges provided by the policy (e.g. electing options, changing beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a full surrender of a policy than would otherwise be available under the policy's terms ("Enhanced Surrender Value"). To receive the Enhanced Surrender Value, the policy must be fully surrendered during the "Exec Enhanced Surrender Value Period." The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the policy is issued, during which surrender charges apply to the policy. Once the policy is issued, the owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the full surrender of the policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the policy; or exchange, replacement, or any termination of the policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the policy.

Under Option 1, the rider provides an increase in the amount you may receive upon a full surrender of the policy than otherwise would be available under the terms of the policy by waiving the Surrender Charge. To receive this increased amount ("Enhanced Surrender Value") your policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).

Under Option 1, if the policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:


     1) the policy's Accumulation Value; minus

     2) Indebtedness


Under Option 2, if you fully surrender your policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1000 of Specified Amount adjustment rate that will be shown in the policy specifications of your policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate." The credit will offset a portion of those charges described in the Administrative Fees section of "Table II: Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.


Under Option 2,

(a) if the policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:


     1) the policy's Accumulation Value; minus

     2) Indebtedness; plus


     3)

     (A) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by

   (B) the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your policy specifications. Note: The result of this calculation provides a credit againts a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of "Table II:
       Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount.

(b) if the policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.

Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):


Sample Policy

o Insured: Male Standard Non-tobacco, age 55


o Duration of policy's surrender charge at issue: 15 years

o Specified Amount: $2,500,000

o Benefit Selection Option: Not Elected

o Death Benefit Option: 1 (Level)

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)*

o For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2





                               Without
                           Exec ESV Rider                    With Exec ESV Rider - Option 1
                   -------------------------------      ----------------------------------------
                    Accumulation        Surrender        Accumulation        Enhanced Surrender
 End of Year            Value             Value              Value                  Value
-------------      --------------      -----------      --------------      --------------------
      1            $ 41,100            $      0         $ 41,100            $ 41,100
      2            $ 85,259            $      0         $ 83,699            $ 83,699
      3            $132,704            $ 45,079         $129,468            $129,468
      4            $183,680            $102,105         $178,644            $178,644
      5            $238,450            $163,100         $231,479            $231,479
      6            $297,295            $228,345         $289,805            $289,805
      7            $360,520            $298,170         $352,473            $352,473
      8            $427,372            $371,822         $418,722            $418,722
      9            $498,026            $449,476         $488,722            $488,722
      10           $572,714            $531,414         $562,700            $562,700



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      1            $ 41,100            $ 52,075
      2            $ 82,919            $ 93,894
      3            $127,850            $138,825
      4            $176,126            $187,101
      5            $227,993            $238,968
      6            $286,061            $286,061
      7            $348,449            $348,449
      8            $414,397            $414,397
      9            $484,070            $484,070
      10           $557,693            $557,693

                                Without
                            Exec ESV Rider                     With Exec ESV Rider - Option 1
                   ---------------------------------      ----------------------------------------
                    Accumulation         Surrender         Accumulation        Enhanced Surrender
 End of Year            Value              Value               Value                  Value
-------------      --------------      -------------      --------------      --------------------
      11           $  663,981          $  630,231         $  653,196          $  653,196
      12           $  760,963          $  735,063         $  749,339          $  749,339
      13           $  863,732          $  846,057         $  851,190          $  851,190
      14           $  972,720          $  963,670         $  959,173          $  959,173
      15           $1,088,435          $1,088,435         $1,073,782          $1,073,782



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      11           $  647,803          $  647,803
      12           $  743,527          $  743,527
      13           $  844,920          $  844,920
      14           $  952,399          $  952,399
      15           $1,066,455          $1,066,455



* The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

The description below, based on the sample policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):

Without Exec ESV Rider

(a) The Accumulation Value: $85,259

(b) Less the Surrender Charge: $93,500

(c) The Surrender Value is then floored at $0

With Exec ESV Rider - Option 1

(a) The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) $83,699 less $0 equals the Surrender Value of $83,699

With Exec ESV Rider - Option 2

(a) The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) The additional credit for a portion of the Administrative Fee is:

     (A) The Enhanced Surrender Value Per Thousand Adjustment Rate for this insured: $4.39 multiplied by

     (B) $2,500 ($2,500,000 of Specified Amount divided by $1,000) which equals $10,975

(d) $82,919 less $0 plus $10,975 equals the Surrender Value of $93,894

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)


Estate Tax Repeal Rider.

If desired, you must select this rider when you initially apply for your insurance policy.

You should discuss with your financial and tax advisers whether, and the extent to which, the benefits of this rider would assist you in reaching your long term financial, estate planning, and other goals. For example, if you and your financial and tax advisers determined that this policy is to be purchased solely for the purpose of reducing federal estate taxes, you should discuss with your financial and tax advisers what impact possible Congressional action (or inaction) with respect to the federal estate tax may have on your estate or other plans. There is a one-time $250 charge at issue for this rider.


Under the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R. 1836) ("EGTRRA"), the Federal Estate Tax law will be repealed effective on and after January 1, 2010. However, EGTRRA also provided that this repeal is only temporary, and unless Congress acts by December 31, 2010 (with such action being effective as of January 1, 2010) to extend the repeal or to make the repeal permanent, the estate tax will be reinstated on January 1, 2011.

This rider gives you the right to cancel your policy for an amount equal to the Surrender Value of the policy plus any applicable Surrender Charge under certain circumstances. You may exercise your right under this rider to cancel your policy if (i) the EGTRRA repeal of the Federal Estate Tax law is made permanent; or (ii) the temporary repeal expiration date (that is January 1, 2011) is extended for at least two years beyond January 1, 2011.

Your right to cancel your policy must be exercised within 12 months from the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011).

This rider terminates on the earliest of:

  1) one year from the "start date" (which is the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011));

  2) December 31, 2010, provided no legislation had been enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011);

     3) the date you request termination of the rider;

     4) termination of your policy; or

     5) Full Surrender of your policy prior to the "start date".

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy . There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at attained age 100, and the policy has not been surrendered, the policy will automatically remain in force until surrender or death of the insured.

The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:

     1) the amount determined by the death benefit option in effect on the date of death of the insured; and

  2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your policy less any Indebtedness. (See section headed "Death Benefits - Death Benefit Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".

There are certain changes that will take place on the policy anniversary when the insured reaches attained age 100:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Benefit Selection Option


Subject to state availability (consult your financial advisor), this section applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.


When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection
Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:



                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.39167 per                  100% of Specified        This option offers the full specified
                         thousand of Specified         Amount (higher)          amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.
 Election: 50%           $0.23751 per                  50% of Specified         This option offers less than the full
                         thousand of Specified         Amount (lower)           specified amount during Continuation
                         Amount (lower)                                         of Coverage. The Monthly
                                                                                Administrative Expense Fee is
                                                                                reduced in exchange. Therefore, this
                                                                                option allows somewhat more money
                                                                                to be invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account while
                                                                                providing a part of the specified
                                                                                amount during Continuation of
                                                                                Coverage.
 Election: 100%          $0.08333 per                  0% of Specified          This option offers no Continuation of
                         thousand of Specified         Amount (lowest)          Coverage specified amount*. The
                         Amount (lowest)                                        Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows more money to be
                                                                                invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account.


* Note: Although Continuation of Coverage specified amount is zero, the Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%




Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,408,109           1,000,000          5,462,190
  41        101          5,692,580           1,000,000          5,749,506
  42        102          5,992,016           1,000,000          6,051,936
  43        103          6,307,202           1,000,000          6,370,274



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,709,671            500,000           5,766,768           6,007,037               0              6,067,108
  41          6,010,005            500,000           6,070,105           6,323,013               0              6,386,244
  42          6,326,138            500,000           6,389,399           6,655,610               0              6,722,166
  43          6,658,899            500,000           6,725,488           7,005,702               0              7,075,759


The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76% net):




Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           28,002             1,000,000          1,000,000
  41        101           29,475             1,000,000          1,000,000
  42        102           31,025             1,000,000          1,000,000
  43        103           32,657             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           234,712             500,000            500,000             441,430                0               445,844
  41           247,058             500,000            500,000             464,650                0               469,296
  42           260,053             500,000            500,000             489,091                0               493,982
  43           273,732             500,000            500,000             514,817                0               519,966


In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force before the end of any applicable Grace Period.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum premium required, except as may be required to maintain the No-Lapse Provision, or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment"is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your policy as of the end of the "Valuation Period"in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. We reserve the right to stop sending premium reminder notices if no Premium Payment has been made within 2 policy years.

Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

Amount of Premium Payments: For example, if you pay a premium in an amount higher than the premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.

However, the amount of premium you can pay for your policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium (including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the policy, the Cash Value Accumulation Test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues"for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) Persistency Bonuses;

6) Monthly Deductions; and

7) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your policy.



Additional Bonus Credits


Subject to state availability (consult your financial advisor), for policies issued on or after November 2, 2009, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 16, we will make "Additional Bonus Credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

For all other policies, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 21, we will make Additional Bonus Credits to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.


The Additional Bonus Credits are based upon reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your policy or any policy riders.


DEATH BENEFITS
The "Death Benefit Proceeds"is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your policy. Refer to the section of this prospectus headed "Continuation of Coverage" for a discussion of the death benefits for age 100 and later.



Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option (see below) in effect on the date of the death of the insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.



Death Benefit Options


Three different death benefit options are available. Your choice of option will depend on your insurance needs. The options offered are intended to provide you with flexible solutions to changing insurance needs. You may choose the death benefit option at the time you apply for your policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your policy has been issued). Your financial advisor can assist you in determining the Option that best meets your needs.


The following table provides more information about the death benefit options.




 Option                           Death Benefit Proceeds Equal to the                                   Variability
    1         Specified amount (a minimum of $100,000) level death benefit.                   None; level death benefit
    2         Subject to state availability (consult your financial advisor), for             May increase or decrease over
              policies issued on or after November 2, 2009, the greater of:                   time, depending on the amount
              a) the sum of the specified amount plus the Net Accumulation Value              of premium paid and the
              as of the date of the insured's death, less any Partial Surrenders              investment performance of the
              after the date of death (i.e. Partial Surrender amounts we may                  Sub-Accounts or the interest
              have paid to the owner after the date of the insured's death but                credited to the Fixed Account.
              before the death of the insured was reported to us); or
              b) the Specified Amount as of the date of the insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.
              For all other policies, only a) applies.
    3         Either                                                                          Will generally increase,
              a) Sum of the specified amount plus the accumulated premiums; or                depending on the amount of
              b) If elected by the policy owner at the time the policy is applied for,        premium paid.
              sum of the specified amount plus the accumulated premiums
              minus the cumulative policy factor and in each case up to the
              Death Benefit Option 3 limit shown in the policy Specification, as of the date of the insured's death. Any premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit.
              The cumulative policy factor is calculated at the time the policy is issued as:
              i) the applicable monthly rate used by the Internal Revenue
              Service (IRS); or
              ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the policy is applied for; times
              iii) the specified amount divided by 1000. Amounts of any
              Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.


The "cumulative policy factor" referred to in the table above is elected at the time you apply for the policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the policy. The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your policy is the difference between the specified amount and the Net Accumulation Value of your policy. Therefore, for example, if you choose Death Benefit Option 1, if your policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000 (other limits may apply when policy is not fully underwritten)..

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender"for details as to the impact a Partial Surrender may have on the specified amount.)

The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.




 Option change                                                    Impact
     2 to 1          Subject to state availability (consult your financial advisor), for policies issued on or after
                     November 2, 2009, the specified amount will be increased by the greater of:
                     a) the Accumulation Value as of the effective date of change; or
                     b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

                     For all other policies, only a) applies.

                     (This changes the death benefit under the policy from one that may increase over time by the growth in the policy's Net Accumulation Value to a level death benefit.)
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.



A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the Surrender Charge applicable to your policy. Changes in specified amount do not affect the Premium Load as a percentage of premium.

We may decline any request for Reduction of Specified Amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the policy.

In addition, the death benefit qualification tests, as discussed below, require certain relationships between premium and death benefit and between policy Accumulation Value and death benefit. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the "Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.

The Guideline Premium Test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.


The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the policy specifications when you receive your policy.

The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of premium that you can pay into your policy; the Cash Value Accumulation Test indirectly limits the premium.

(2) the factors that determine the minimum death benefit relative to the policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher Premium Payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher premiums could also cause your policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.

You should consult with a qualified tax adviser before choosing the death benefit qualification test.

Please ask your financial adviser for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.



Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate , a certified copy of a decree of a court of competent jurisdiction as to the finding of death , or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your policy is contested or if Separate Account Values cannot be determined.


If the recipient of the Death Benefit Proceeds has elected a lump sum settlement and the Death Benefit Proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If the Enhanced Surrender Value Rider is issued with your policy, your Surrender Value may be enhanced if you fully surrender your policy during the first five policy years.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account. You may then surrender the policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the separate account. The new policy will not require the payment of further premiums, and the amount of the death benefit will be equal to what can be purchased on a single premium basis by the surrender value of the policy you are surrendering. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your policy.

If you request lump sum surrender and the policy's Surrender Value is over $20,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.



You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.



Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charge.


Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              The specified amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
                        Percentages Table in the policy specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.
         2              Will reduce the Accumulation Value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the Partial Surrender exceeds the accumulated premiums.

Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.


POLICY LOANS
Your policy permits you to borrow against the Surrender Value of your policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)



The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.10% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon Full Surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as premiums and not as loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed "Riders - Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider" for discussion of the benefits available); and will reduce the Surrender Value of your policy available if you exercise the Estate Tax Repeal Rider (see section headed "Riders - Estate Tax Repeal Rider" for a discussion of the benefits available). In addition, as your policy will include the Overloan Protection Rider, your policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your policy less Surrender Charges (see section headed "Riders - Overloan Protection Rider" for a discussion of the benefits available).



LAPSE AND REINSTATEMENT
If at any time

1) the Net Accumulation Value of the policy is insufficient to pay the Monthly Deduction, and

2) the No-Lapse Provision of the policy is not preventing Policy Termination,

then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the Grace Period, then the policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

In addition, your policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability), which is described below, and may prevent lapse.



No-Lapse Provision

Your policy includes a No-Lapse Provision, if available. This means that if this provision is available to you your policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative premium required to maintain the No-Lapse Provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse protection:

1) a guarantee for the first 20 policy years; and

2) a guarantee for the first 10 policy years.



                                                                                 Provision will terminate upon
          Level                         Lapse Protection                                the earliest of
 First 20 policy years        During the first 20 years, the           1) the insured reaches age 100, or
                              policy will not lapse even if the        2) the beginning of the 21st policy year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 20 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium
                              of:                                      shortfall can be made up while the policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 20 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 20 Year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            policy will not lapse. Payments must be
                              20 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue                  However, you may still qualify for the 10 year
                              (shown in the policy                     No-Lapse Provision.
                              specifications) accumulated
                              at 4.0% interest.

                                                                                 Provision will terminate upon
          Level                         Lapse Protection                                the earliest of
 First 10 policy years        During the first 10 years, the           1) the insured reaches age 100, or
                              policy will not lapse even if the        2) the beginning of the 11th policy year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 10 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium
                              of:                                      shortfall can be made up while the policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 10 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 10 year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            policy will not lapse. Payments must be
                              10 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue
                              (shown in the policy
                              specifications) accumulated
                              at 4.0% interest.

If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse Provisions, and you have paid insufficient premium to cover your Monthly Deductions, the policy, after notice, and expiration of the policy's Grace Period, will lapse.

If this provision is available to you, your levels of No-Lapse Premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your policy. The cumulative amount of premiums you actually pay will determine whether either provision would be available to prevent your policy from lapsing during either the first 10 or the first 20 policy years. Therefore, for example, you may begin by paying the premiums necessary to meet the 10 year No-Lapse Provision and in the fourth policy year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional premiums needed to meet the cumulative premiums required by the 20 year No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial adviser can provide you with an illustration which would demonstrate how this might work.


Subject to state availability (consult your financial advisor), this example only applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.


The following hypothetical example compares each of the two no-lapse benefits for a male, standard non-tobacco, issue age 55, with a specified amount of $1,000,000 and no Indebtedness:


                                No-Lapse Provision with 10-        No-Lapse Provision with 20-year no-lapse
                                year no-lapse period               period
 Required annual                $ 8,850                            $9,920
 premium amount
 Required premium period        10 years                           20 years
 Duration of no-lapse           10 years                           20 years
 protection if Premium
 Payment requirement
 met

                                                                   Same as policy death benefit
 Death benefit amount if       Same as policy death benefit
 no-lapse protection is
 preventing lapse

If the No-Lapse Provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid depending upon the insured's age, gender, and risk classification, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will apply this test to the policy if you have so elected at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.


Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated"within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of

Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account M

1933 Act Registration No. 333-155333

1940 Act Registration No. 811-08559


                               End of Prospectus

APPENDIX A
Subject to state availability (consult your financial advisor), the following Appendix A applies to policies issued on or after November 2, 2009. For all other policies, see Appendix A-1.

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of $15,000:

     1) Fully surrender the policy at the end of the representative policy years shown:




 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         10,303                   29,120                        0
  10                       143,001                   11,930                  131,071
  16                       308,647                        0                  308,647



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 29.12 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $29,120.

  2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative policy years shown:




 End of Year         Surrender Charge
  1                       7,280
  5                       5,515
  11                          0



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 29.12 multiplied by

     b) 250 ($250,000 divided by 1,000), or $7,280.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then fully surrender the policy at the end of the representative policy years shown:




                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 9                       113,998                     14,090
 12                      168,482                      7,410
 16                      262,238                          0
 22                      463,988                          0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 9                          15,270                 29,360              84,638
 12                         11,995                 28,500             149,077
 16                          7,140                  7,140             255,098
 22                              0                      0             463,988



     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 14.09 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 30.54 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $29,360.

  o At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 22, the Surrender Charge for both the initial and additional specified amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:




                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  9                          5,636                         15,270                     20,096
  12                             0                         11,995                     11,995
  22                             0                              0                          0



In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i)14.09 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i)30.54 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $20,906.

  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 22, the Surrender Charge for a decrease on both the initial and additional specified amount would have expired after year 17.

APPENDIX A-1
Subject to state availability (consult your financial advisor), the following Appendix A-1 applies to all policies issued before November 2, 2009.

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of $15,000:

     1) Fully surrender the policy at the end of the representative policy years shown:




 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         11,807                   28,160                        0
  10                       154,882                   11,520                  143,362
  16                       317,129                        0                  317,129



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 28.16 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $28,160.

  2) Decrease the Initial Specified Amount from $250,000 from $1,000,000 to $750,000 at the end of the representative policy years shown:




 End of Year         Surrender Charge
  1                       7,040
  5                       5,330
  11                          0



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 28.16 multiplied by

     b) 250 ($250,000 divided by 1,000), or $7,040.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then fully surrender the policy at the end of the representative policy years shown:




                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 9                       125,725                     13,610
 12                      178,517                      7,150
 16                      268,642                          0
 21                      420,096                          0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 9                          14,800                 28,410              97,315
 12                         11,280                 18,430             160,087
 16                          6,040                  6,040             262,602
 21                              0                      0             420,096



     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 13.61 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 29.60 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $28,410.

  o At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 21, the Surrender Charge for both the initial and additional specified amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:




                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  9                          5,444                         14,800                     20,244
  12                             0                         11,280                     11,280
  21                             0                              0                          0



In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i)13.61 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i)29.60 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $20,244.

  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 21, the Surrender Charge for a decrease on both the initial and additional specified amount would have expired after year 17.

APPENDIX B
Subject to state availability (consult your financial advisor), the following Appendix B applies to all policies issued before November 2, 2009.


CHARGES AND FEES





                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a premium.                Guaranteed not to exceed 3.5% of each
 imposed on premiums                                                   premium.
 (Premium Load)
 Surrender Charge*1             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $47.16 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $29.75 per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.





                              Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
 Cost of Insurance*               Monthly
  Maximum Charge                                                      $83.33 per month per $1,000 of Net Amount at
                                                                      Risk.
                                                                      Individuals with a higher mortality risk than
                                                                      standard issue individuals can be charged from
                                                                      125% to 800% of the standard rate.
  Minimum Charge                                                      $0.00 per month per $1,000 of Net Amount at
                                                                      Risk.
  Charge for a                                                        For a male, age 45, standard non-tobacco, in
  Representative Insured                                              year one the guaranteed maximum monthly cost
                                                                      of insurance rate is $0.20 per month per $1,000
                                                                      of Net Amount at Risk.

 Mortality and Expense            Daily (at the end of each           Daily charge as a percentage of the value of the
 Risk Charge ("M&E")              Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                      effective annual rate of 0.10% in years 1-20 and
                                                                      0% in policy years 21 and later.
 Administrative Fee*              Monthly                             A flat fee of $10 per month in all years.
                                                                      In addition to the flat fee of $10 per month, for
                                                                      the first ten policy years from issue date or
                                                                      increase in specified amount, a monthly fee per
                                                                      dollar of Initial Specified Amount or increase in
                                                                      specified amount as follows:
  Maximum Charge                                                      $1.83 per month per $1,000 of Initial Specified
                                                                      Amount or increase in specified amount.
  Minimum Charge                                                      $0.01 per month per $1,000 of Initial Specified
                                                                      Amount or increase in specified amount.
  Charge for a                                                        For a male age 45, standard non-tobacco, the
  Representative Insured                                              maximum additional monthly charge is $0.33
                                                                      per month per $1,000 of specified amount.
 Policy Loan Interest             Annually                            4.0% annually of the amount held in the Loan
                                                                      Account.2
 Overloan Protection Rider        One-time charge when benefit        Maximum charge of 5.0% of the then current
                                  is elected                          Accumulation Value.3
 Enhanced Surrender               Monthly (in Policy Years 2-5
 Value Rider - Multi-Life         only)
 Basis (Lincoln
 AssetEdgeSM Exec VUL)

                    Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                   Amount
          Charge                        is Deducted                                  Deducted
  Option 2                                                      Charge is $0.075 per $1,000 of Initial Specified
                                                                Amount.4
  Option 1                                                      Charge is $0.05 per $1,000 of Initial Specified
                                                                Amount.4
 Optional Rider Charges                                         Individualized based on whether optional
                                                                Rider(s) selected.
 Change of Insured Rider        N/A                             There is no charge for this rider.
 Estate Tax Repeal Rider        One-time charge at issue        $ 250
 Waiver of Monthly              Monthly                         A percent of all other covered monthly charges.
 Deduction Rider5
  Maximum Charge                                                12.0% of all other covered monthly charges.
  Minimum Charge                                                2.0% of all other covered monthly charges.
  Charge for a                                                  For a male, age 45, standard non-tobacco, the
  Representative Insured                                        maximum percentage is 3.5% of all other
                                                                covered monthly charges.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.1% in policy years 11 and later.

  3 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  4 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL) and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  5 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.



Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during policy years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.

This rider is required for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL), and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced

Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial Specified Amount. in the event the owner of a policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed "Riders-Enhanced Surrender Value Rider" for a discussion of the two options available.)

For example, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or 450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year).

Enhanced Surrender Value Rider ("ESV Rider"). This rider is available only on policies issued on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL). The rider provides an enhanced Surrender Value without imposition of a Surrender Charge (the "Enhanced Surrender Value") if you fully surrender your policy during the first five policy years (the "Enhanced Surrender Value Period") (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the fifth policy year; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In policy years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each policy, and the owner of each policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which is called "Option 2") and the standard Enhanced Surrender Value (which is called "Option 1"). Please see sample policy below for an example of hypothetical accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial adviser.

You may not terminate the rider without terminating the policy.

If the policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 1 will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

If the policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 2 will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness; plus

     3) (a) the lesser of (i) the Initial Specified Amount or (ii) the current specified amount, multiplied by

    (b) a per thousand of specified amount adjustment rate (which will be shown in the policy specifications of your policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate").

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The "per thousand of specified amount adjustment rate" is designed to provide a higher Surrender Value during the first five years of the policy. Purchasers of the Lincoln AssetEdgeSM Exec VUL policies may find the higher

Surrender Value, which this option provides, helpful where the Surrender Value of the policy in the first five years has greater importance to the purchaser.

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five policy years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,500,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)

o For this case, the per thousand adjustment rate is 6.64 for Option 2

o For this case, the monthly charge in policy years 2-5 for ESV Rider - Option 1 would be a) $0.05 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $75.00.

o For this case, the monthly charge in policy years 2-5 for ESV Rider - Option 2 would be a) $0.075 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $112.50.





                               Without                             With ESV                             With ESV
                              ESV Rider                        Rider - Option 1                     Rider - Option 2
                   -------------------------------      -------------------------------      ------------------------------
                    Accumulation        Surrender        Accumulation        Surrender        Accumulation        Surrender
 End of Year            Value             Value              Value             Value              Value             Value
-------------      --------------      -----------      --------------      -----------      --------------      ----------
      1            $ 51,022            $      0         $ 51,022            $ 51,022         $ 51,022            $ 60,982
      2            $105,057            $ 53,337         $104,120            $104,120         $103,651            $113,611
      3            $162,345            $116,340         $160,396            $160,396         $159,421            $169,381
      4            $223,355            $183,245         $220,313            $220,313         $218,792            $228,752
      5            $288,344            $254,324         $284,120            $284,120         $282,008            $291,968



At the end of year 1 for ESV Rider Option 2, the Enhanced Surrender Value equals a) plus b) multiplied by c), where

            a) is $51,022 (Accumulation Value);

b) is 6.64 ("per thousand of specified amount adjustment rate"); and

c) is 1,500 ($1,500,000 divided by 1,000)

If you request a Full Surrender of your policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a Full Surrender of the policy. If you are applying for the policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your policy; however, you should consider with financial adviser which enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial adviser can provide you with an illustration which would demonstrate how the policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.

Benefit Selection Option

When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection
Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:

                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.14167 per                  100% of Specified        This option offers the full specified
                         thousand of Specified         Amount (higher)          amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.
 Election: 50%           $0.07376 per                  50% of Specified         This option offers less than the full
                         thousand of Specified         Amount (lower)           specified amount during Continuation
                         Amount (lower)                                         of Coverage. The Monthly
                                                                                Administrative Expense Fee is
                                                                                reduced in exchange. Therefore, this
                                                                                option allows somewhat more money
                                                                                to be invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account while
                                                                                providing a part of the specified
                                                                                amount during Continuation of
                                                                                Coverage.
 Election: 100%          $0.00583 per                  0% of Specified          This option offers no Continuation of
                         thousand of Specified         Amount (lowest)          Coverage specified amount*. The
                         Amount (lowest)                                        Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows more money to be
                                                                                invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account.



* Note: Although Continuation of Coverage specified amount is zero, the Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%





Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,440,861           1,000,000          5,495,270
  41        101          5,724,198           1,000,000          5,781,440
  42        102          6,022,290           1,000,000          6,082,513
  43        103          6,335,905           1,000,000          6,399,264



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,676,820            500,000           5,733,588           5,910,385               0              5,969,489
  41          5,972,445            500,000           6,032,169           6,218,173               0              6,280,354
  42          6,283,464            500,000           6,346,299           6,541,989               0              6,607,409
  43          6,610,680            500,000           6,676,787           6,882,668               0              6,951,494



The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76% net):





Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           62,411             1,000,000          1,000,000
  41        101           65,661             1,000,000          1,000,000
  42        102           69,080             1,000,000          1,000,000
  43        103           72,678             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           238,865             500,000            500,000             410,271                0               414,374
  41           251,304             500,000            500,000             431,637                0               435,953
  42           264,391             500,000            500,000             454,114                0               458,656
  43           278,159             500,000            500,000             477,763                0               482,540



In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.



No-Lapse Provision



                                No-Lapse Provision with 10-        No-Lapse Provision with 20-year no-lapse
                                year no-lapse period               period
 Required annual                $ 9,690                            $19,110
 premium amount
 Required premium period        10 years                           20 years

 Duration of no-lapse           10 years                            20 years
 protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit        Same as policy death benefit
 no-lapse protection is
 preventing lapse

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.


1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-
Account.


Beneficiary - The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.


Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.


Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.


Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.


Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.


Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge.


Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.


Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.


Monthly Anniversary Day - The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.


Partial Surrender - A withdrawal of a portion of your policy values.


Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date - Date shown on the policy specification pages as the date on which life insurance coverage begins if premium paid.


Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.


Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.


Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.


Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



       Lincoln AssetEdgeSM VUL and Lincoln AssetEdgeSM Exec VUL products



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdgeSM VUL (and about the Lincoln AssetEdgeSM Exec VUL policy which is issued on a multi-life basis).

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln AssetEdgeSM VUL or Lincoln AssetEdgeSM Exec VUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             4
    Checkbook Service for Disbursements..........             4
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Transfer of Ownership........................             5
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             6
    Incontestability.............................             7
    Misstatement of Age or Sex...................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,147,627 in 2009, $1,900,529 in 2008 and $1,956,739 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the Owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.

Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan

Within the first 18 months from the policy date, you may exchange your policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your policy belongs.

The request for exchange must be in writing and received by us within 18 months of the policy date of your policy. Unless otherwise agreed by you and us, the new policy will have the same initial amount of insurance and policy date as the original policy and the issue age of the insured under the new policy will be the issue age of the insured as of the policy date of the original policy. Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2010

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                       ------------------
                                                                         2009      2008
                                                                       --------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $6,229; 2008 -- $5,778)   $ 6,180   $5,159
      Equity (cost: 2009 -- $2; 2008 -- $3)                                   2        2
   Mortgage loans on real estate                                            228      294
   Policy loans                                                             442      430
   Other investments                                                          2        2
                                                                        -------   ------
         Total investments                                                6,854    5,887
Cash and invested cash                                                       65       55
Deferred acquisition costs and value of business acquired                   856    1,115
Premiums and fees receivable                                                  5        3
Accrued investment income                                                    92       86
Reinsurance recoverables                                                    502      595
Goodwill                                                                    162      162
Other assets                                                                105       88
Separate account assets                                                   2,263    1,690
                                                                        -------   ------
         Total assets                                                   $10,904   $9,681
                                                                        =======   ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                $ 1,486   $1,568
Other contract holder funds                                               5,135    4,866
Other liabilities                                                           264       70
Separate account liabilities                                              2,263    1,690
                                                                        -------   ------
         Total liabilities                                                9,148    8,194
                                                                        -------   ------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940      940
Retained earnings                                                           846      757
Accumulated other comprehensive loss                                        (30)    (210)
                                                                        -------   ------
         Total stockholder's equity                                       1,756    1,487
                                                                        -------   ------
            Total liabilities and stockholder's equity                  $10,904   $9,681
                                                                        =======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF INCOME
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2009    2008   2007
                                                                                             ----   -----   ----
REVENUES
Insurance premiums                                                                           $104   $  98   $ 98
Insurance fees                                                                                255     248    234
Net investment income                                                                         408     395    361
Realized loss:
   Total other-than-temporary impairment losses on securities                                 (90)   (106)   (26)
   Portion of loss recognized in other comprehensive income                                    31      --     --
                                                                                             ----   -----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (59)   (106)   (26)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (6)      8      1
                                                                                             ----   -----   ----
         Total realized loss                                                                  (65)    (98)   (25)
Other revenues and fees                                                                        (1)     --     --
                                                                                             ----   -----   ----
      Total revenues                                                                          701     643    668
                                                                                             ----   -----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             209     209    194
Benefits                                                                                      225     228    192
Underwriting, acquisition, insurance and other expenses                                       159     156    128
                                                                                             ----   -----   ----
   Total benefits and expenses                                                                593     593    514
                                                                                             ----   -----   ----
      Income before taxes                                                                     108      50    154
      Federal income tax expense                                                               35      14     52
                                                                                             ----   -----   ----
         Net income                                                                          $ 73   $  36   $102
                                                                                             ====   =====   ====

                 See accompanying Notes to Financial Statements

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2009     2008      2007
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  235
Lincoln National Corporation purchase price                       --       --       (1)
Capital contribution                                              --       --      706
                                                              ------   ------   ------
   Balance as of end-of-year                                     940      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  757      724      623
Cumulative effect from adoption of new accounting standards       16       --       (1)
Comprehensive income (loss)                                      269     (167)      81
Other comprehensive income (loss), net of tax                   (196)     203       21
                                                              ------   ------   ------
   Net income                                                     73       36      102
Dividends declared                                                --       (3)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     846      757      724
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance as of beginning-of-year                                 (210)      (7)      14
Cumulative effect from adoption of new accounting standards      (16)      --       --
Other comprehensive income (loss), net of tax                    196     (203)     (21)
                                                              ------   ------   ------
   Balance as of end-of-year                                     (30)    (210)      (7)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,756   $1,487   $1,657
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2009      2008    2007
                                                                               -------   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    73   $  36   $ 102
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                         27       7     (41)
   Change in premiums and fees receivable                                           (2)      1       9
   Change in accrued investment income                                              (6)     (3)    (23)
   Change in future contract benefits                                              (82)    120      51
   Change in other contract holder funds                                           (58)    (70)    (51)
   Change in reinsurance related assets and liabilities                             92    (116)    (35)
   Change in federal income tax accruals                                            44     (26)     59
   Realized loss                                                                    65      98      25
   Other                                                                            (5)    (15)    (21)
                                                                               -------   -----   -----
      Net cash provided by operating activities                                    148      32      75
                                                                               -------   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (1,150)   (833)   (734)
Sales of available-for-sale securities                                             271     162     143
Maturities of available-for-sale securities                                        384     548     550
Purchases of other investments                                                     (18)    (76)    (82)
Sales or maturities of other investments                                            70      37      79
                                                                               -------   -----   -----
      Net cash used in investing activities                                       (443)   (162)    (44)
                                                                               -------   -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable          663     538     541
Withdrawals of fixed account values, including the fixed portion of variable      (308)   (406)   (412)
Transfers to and from separate accounts, net                                       (50)    (72)    (74)
Common stock issued for benefit plans and excess tax benefits                       --      (4)     --
                                                                               -------   -----   -----
      Net cash provided by financing activities                                    305      56      55
                                                                               -------   -----   -----
Net increase (decrease) in cash and invested cash                                   10     (74)     86
Cash and invested cash as of beginning-of-year                                      55     129      43
                                                                               -------   -----   -----
      Cash and invested cash as of end-of-year                                 $    65   $  55   $ 129
                                                                               =======   =====   =====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 21 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after Janu-ary 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 4 and 13 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Our expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized loss on our Statements of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized loss on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized loss.

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 5, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2009, and approximately 82% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized loss on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income.

REALIZED LOSS

Realized loss on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our embedded derivatives in Note 5.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 20 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, and it did not have a material effect on our financial condition or results of operations.

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our financial condition or results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007. The adoption did not have a material impact on our financial condition or results of operations.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                        NET
                                       UNREALIZED   UNREALIZED
                                          OTTI         LOSS
                                         ON AFS       ON AFS
                                       SECURITIES   SECURITIES   TOTAL
                                       ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities          $11          $ 29      $ 40
Change in DAC, VOBA,
   DSI, and DFEL                           (4)          (11)      (15)
   Income tax                              (2)           (7)       (9)
                                          ---          ----      ----
       Net cumulative effect adjustment   $ 5          $ 11      $ 16
                                          ===          ====      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $25
CMOs                                      15
                                         ---
   Total fixed maturity AFS securities   $40
                                         ===

In addition, we include on the face of our Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 13, and the enhanced disclosures related to OTTI are included in Note 4.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On Feb-ruary 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our financial statements effective Janu-ary 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after No-vember 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our financial condition and results of operations.

3. ACQUISITIONS AND DISPOSITIONS

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
      Total capital contribution           $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                        AS OF DECEMBER 31, 2009
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES   OTTI(1)   VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,723     $219    $183      $15     $4,744
U.S. Government bonds                              29        3      --       --         32
Foreign government bonds                           23        1      --       --         24
MBS:
   CMOs                                           674       31      40       16        649
   MPTS                                           245        4       2       --        247
   CMBS                                           255        6      43       --        218
ABS:
   CDOs                                             4       --       1       --          3
State and municipal bonds                         176        1       7       --        170
Hybrid and redeemable preferred securities        100        8      15       --         93
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           6,229      273     291       31      6,180
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    2       --      --       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       2       --      --       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $6,231     $273    $291      $31     $6,182
                                               ======     ====    ====      ===     ======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                        AS OF DECEMBER 31, 2008
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES    OTTI      VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,400     $ 76    $523      $--     $3,953
U.S. Government bonds                              30        7      --       --         37
Foreign government bonds                           28        5       1       --         32
MBS:
   CMOs                                           727       23     103       --        647
   MPTS                                           168        5       4       --        169
   CMBS                                           281        1      75       --        207
ABS:
   CDOs                                             7       --       3       --          4
State and municipal bonds                          36        1      --       --         37
Hybrid and redeemable preferred securities        101       --      28       --         73
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           5,778      118     737       --      5,159
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    3       --       1       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       3       --       1       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $5,781     $118    $738      $--     $5,161
                                               ======     ====    ====      ===     ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                   AS OF
                                              DECEMBER 31, 2009
                                             ------------------
                                             AMORTIZED    FAIR
                                                COST     VALUE
                                             ---------   ------
Due in one year or less                        $  196    $  200
Due after one year through five years           1,182     1,222
Due after five years through ten years          1,851     1,931
Due after ten years                             1,822     1,710
                                               ------    ------
   Subtotal                                     5,051     5,063
MBS                                             1,174     1,114
CDOs                                                4         3
                                               ------    ------
      Total fixed maturity AFS securities      $6,229    $6,180
                                               ======    ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                       AS OF DECEMBER 31, 2009
                                                                --------------------------------------------------------------
                                                                LESS THAN OR EQUAL      GREATER THAN
                                                                 TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                ------------------   -------------------   -------------------
                                                                           GROSS                 GROSS                 GROSS
                                                                        UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR   LOSSES AND    FAIR    LOSSES AND     FAIR   LOSSES AND
                                                                VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                -----   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                  $479       $42      $  850      $156      $1,329      $198
U.S. Government bonds                                              --        --           1        --           1        --
MBS:
  CMOs                                                             34        16         117        40         151        56
  MPTS                                                            122         1           4         1         126         2
  CMBS                                                             24         2          61        41          85        43
ABS:
  CDOs                                                             --        --           3         1           3         1
State and municipal bonds                                         116         5          17         2         133         7
Hybrid and redeemable preferred securities                          3        --          70        15          73        15
                                                                 ----       ---      ------      ----      ------      ----
      Total fixed maturity AFS securities                        $778       $66      $1,123      $256      $1,901      $322
                                                                 ====       ===      ======      ====      ======      ====
Total number of AFS securities in an unrealized loss position                                                           580
                                                                                                                       ====

                                                                                    AS OF DECEMBER 31, 2008
                                                                --------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   ------------------   -------------------
                                                                            GROSS               GROSS                 GROSS
                                                                  FAIR   UNREALIZED    FAIR   UNREALIZED    FAIR    UNREALIZED
                                                                 VALUE     LOSSES      VALUE    LOSSES      VALUE     LOSSES
                                                                ------   ----------   ------  ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $1,808      $228      $  822     $295      $2,630     $  523
U.S. Government bonds                                                2        --          --       --           2         --
Foreign government bonds                                             4         1           2       --           6          1
MBS:
   CMOs                                                             84        35          93       68         177        103
   MPTS                                                             10         3           2        1          12          4
   CMBS                                                            126        20          47       55         173         75
ABS:
   CDOs                                                              1         1           3        2           4          3
State and municipal bonds                                            5        --           2       --           7         --
Hybrid and redeemable preferred securities                          35         7          36       21          71         28
                                                                ------      ----      ------     ----      ------     ------
      Total fixed maturity securities                            2,075       295       1,007      442       3,082        737
                                                                ------      ----      ------     ----      ------     ------
EQUITY SECURITIES
Other securities                                                     2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
      Total equity securities                                        2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
         Total AFS securities                                   $2,077      $296      $1,007     $442      $3,084     $  738
                                                                ======      ====      ======     ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                          1,131
                                                                                                                      ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                AS OF DECEMBER 31, 2009
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                       FAIR   ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 47      $ 14     $ 1         23
Six months or greater, but less than nine months         39        26      --         13
Nine months or greater, but less than twelve months      55        23      17         35
Twelve months or greater                                191       135      12        104
                                                       ----      ----     ---        ---
   Total AFS securities                                $332      $198     $30        175
                                                       ====      ====     ===        ===

                                                               AS OF DECEMBER 31, 2008
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                      FAIR    ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 91      $ 36     $--         37
Six months or greater, but less than nine months        126        54      --         53
Nine months or greater, but less than twelve months     153        78      --         83
Twelve months or greater                                539       379      --        253
                                                       ----      ----     ---        ---
   Total AFS securities                                $909      $547     $--        426
                                                       ====      ====     ===        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $416 million decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $29 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $--
   Cumulative effect from adoption of new
      accounting standard                              5
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           46
   Decreases attributable to:
      Securities sold                                 (5)
                                                     ---
            Balance as of end-of-year                $46
                                                     ===

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 36% and 42% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans           1      --
                                          ===     ===
Impaired mortgage loans                   $ 3     $--
Valuation allowance associated with
   impaired mortgage loans                 (1)     --
                                          ---     ---
      Carrying value of impaired
         mortgage loans                   $ 2     $--
                                          ===     ===

The average carrying value of the impaired mortgage loans for the year ended December 31, 2009, was $1 million and there was no interest income recognized or collected on this loan in 2009. We did not have any impaired mortgage loans for the years ended December 31, 2008 and 2007; therefore, we did not have any associated interest income recognized or collected for these years.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                FOR THE YEARS ENDED
                                   DECEMBER 31,
                                -------------------
                                2009    2008   2007
                                -----   ----   ----
NET INVESTMENT INCOME
Fixed maturity AFS securities   $372    $355   $319
Mortgage loans on real estate     15      17     16
Policy loans                      25      24     21
Invested cash                     --       3      4
Consent fees                      --      --      1
                                ----    ----   ----
   Investment income             412     399    361
Investment expense                (4)     (4)    --
                                ----    ----   ----
      Net investment income     $408    $395   $361
                                ====    ====   ====

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ---------------------
                                      2009    2008    2007
                                     -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                       $  13   $   4   $  6
   Gross losses                       (103)   (151)   (29)
Loss on other investments               (1)     --     --
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds and funds withheld
   reinsurance liabilities              25      51      4
                                     -----   -----   ----
      Total realized loss on
         investments                 $ (66)  $ (96)  $(19)
                                     =====   =====   ====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            --------------------
                                             2009   2008   2007
                                             ----   ----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                           $ 37   $ 65   $23
   MBS:
      CMOs
                                               49     68     3
                                             ----   ----   ---
         Total fixed maturity securities       86    133    26
                                             ----   ----   ---
Equity securities:
   Other securities                             1     --    --
                                             ----   ----   ---
      Total equity securities                   1     --    --
                                             ----   ----   ---
         Gross OTTI recognized in
            net income                         87    133    26
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                              (28)   (27)   --
                                             ----   ----   ---
               Net OTTI recognized
                  in net income,
                  pre-tax                    $ 59   $106   $26
                                             ====   ====   ===
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI                 $ 46   $ --   $--
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                               (15)    --    --
                                             ----   ----   ---
      Net portion of OTTI
         recognized in OCI, pre-tax          $ 31   $ --   $--
                                             ====   ====   ===

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.

Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities were $17 million, all of which were private placements. We did not have any investment commitments as of December 31, 2008.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $472 million and $340 million, or 7% and 6% of our invested assets portfolio totaling $6.9 billion and $5.9 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $676 million and $653 million, or 10% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2009 and 2008, respectively.

5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 20 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE      OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS         GAIN   LOSS
                                         -----------   --------     ----   ----         ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,748         $--        $--    $--          $11   $(41)
                                            =====         ===        ===    ===          ===   ====

                                                          AS OF DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE       OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS        GAIN   LOSS
                                         -----------   --------     ----   ----        ----   -----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,006         $--        $--    $--         $27   $(151)
                                            =====         ===        ===    ===         ===   =====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

The settlement payments and mark-to-market adjustments on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded on our Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)    $--    $--   $(2)
                                          ===    ===   ===

----------
(1)  Reported in realized loss on our Statements of Income.

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Statements of Income as specified in the table above. As of December 31, 2009, we had $1.1 billion of account values that were attributable to variable annuities with a GWB feature and $238 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Current                                  $(9)    $13    $27
Deferred                                  44       1     25
                                         ---     ---    ---
   Total federal income tax expense      $35     $14    $52
                                         ===     ===    ===

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Tax rate of 35% times pre-tax income      $38    $18    $54
Effect of:
   Separate account dividend
      received deduction                   (2)    (3)    (2)
   Other items
                                           (1)    (1)    --
                                          ---    ---    ---
         Provision for income taxes       $35    $14    $52
                                          ===    ===    ===
Effective tax rate                         32%    28%    34%
                                          ===    ===    ===

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                             2009   2008
                                             ----   ----
Current                                      $  6   $ 6
Deferred                                      178    17
                                             ----   ---
   Total federal income tax liability        $184   $23
                                             ====   ===

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                           2009   2008
                                           ----   ----
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                   $101   $120
Investments                                  14     49
Compensation and benefit plans                1      1
Net unrealized loss on AFS securities        15    216
Net capital loss carryforward                11     --
Other                                         5      2
                                           ----   ----
      Total deferred tax assets             147    388
                                           ----   ----
DEFERRED TAX LIABILITIES
DAC                                         150    154
VOBA                                        146    229
Other                                        29     22
                                           ----   ----
      Total deferred tax liabilities        325    405
                                           ----   ----
         Net deferred tax liability        $178   $ 17
                                           ====   ====

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LLANY had net capital loss carryfor-wards of $31 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of Decem-ber 31, 2009 and 2008, $5 million and $4 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $23     $22
   Increases for prior year tax positions         1       1
                                                ---     ---
      Balance as of end-of-year                 $24     $23
                                                ===     ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $3 million and $2 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot Corporation ("Jefferson-Pilot") subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

7. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                               FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $460   $306   $197
   Cumulative effect of the adoption of
      new accounting standards                --     --     (1)
   Amounts transferred from LNL               --     --     14
   Deferrals                                  76     95    109
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              --    (12)    --
      Prospective unlocking -- model
         refinements                          --      9     (8)
      Retrospective unlocking                  3    (10)     9
      Other amortization, net of interest    (40)   (36)   (35)
   Adjustment related to realized gains       20     36      3
   Adjustment related to unrealized
      gains (losses)                         (80)    72     18
                                            ----   ----   ----
            Balance as of end-of-year       $439   $460   $306
                                            ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                               FOR THE YEARS
                                             ENDED DECEMBER 31,
                                            ------------------
                                             2009   2008   2007
                                            -----   ----   ----
Balance as of beginning-of-year             $ 655   $493   $169
   Amounts transferred from LNL                --     --    352
   Deferrals                                    2      3      4
   Amortization:
      Prospective unlocking -- assumption
         changes                                3      4      4
      Retrospective unlocking                  (2)     3      9
      Other amortization                      (73)   (72)   (70)
   Accretion of interest(1)                    24     26     24
   Adjustment related to realized gains         6      7      1
   Adjustment related to unrealized
      gains (losses)                         (198)   191     --
                                            -----   ----   ----
            Balance as of end-of-year       $ 417   $655   $493
                                            =====   ====   ====

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $ 48
2011           34
2012           31
2013           29
2014           24
Thereafter    260
             ----
   Total     $426
             ====

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $14    $14    $11
   Deferrals                                  3      4      4
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                             --     (2)    --
      Other amortization, net of interest    (1)    (2)    (1)
                                            ---    ---    ---
            Balance as of end-of-year       $16    $14    $14
                                            ===    ===    ===

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $ 65   $ 48   $ 32
   Amounts transferred from LNL               --     --      8
   Deferrals                                  34     27     25
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              (1)    --     --
      Prospective unlocking -- model
         refinements                          --      4     (6)
      Retrospective unlocking                 (1)    (4)     1
      Other amortization, net of interest    (10)   (10)   (12)
                                            ----   ----   ----
            Balance as of end-of-year       $ 87   $ 65   $ 48
                                            ====   ====   ====

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:


                                     FOR THE YEARS
                                   ENDED DECEMBER 31,
                                ----------------------
                                  2009    2008    2007
                                 -----   -----   -----
Direct insurance premiums
   and fees                      $ 502   $ 480   $ 445
Reinsurance ceded                 (143)   (134)   (113)
                                 -----   -----   -----
      Total insurance premiums
         and fees, net           $ 359   $ 346   $ 332
                                 =====   =====   =====
Direct insurance benefits        $ 365   $ 395   $ 354
Reinsurance recoveries netted
   against benefits               (140)   (167)   (162)
                                 -----   -----   -----
      Total benefits, net        $ 225   $ 228   $ 192
                                 =====   =====   =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2009 and 2008, was as follows:


                          GROSS
                        CARRYING
                         AMOUNT
                        --------
Retirement Solutions:
   Annuities              $ 26
Insurance Solutions:
   Life Insurance          136
                          ----
      Total goodwill      $162
                          ====

There were no changes in the carrying amount of goodwill during the years ended December 31, 2009 or December 31, 2008.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                           AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                   2009                      2008
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2009.

10. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $  1,558   $  1,265
Net amount at risk(1)                    63        222
Average attained age of contract
   holders                         53 YEARS   52 years
MINIMUM RETURN
Average attained age of contract
   holders                         78 YEARS   77 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $    915   $    731
Net amount at risk(1)                   162        355
Average attained age of contract
   holders                         65 YEARS   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2009   2008   2007
                               ----   ----   ----
Balance at beginning-of-year    $ 8    $ 1   $ 1
   Changes in reserves           --      9    --
   Benefits paid                 (6)    (2)   --
                                ---    ---   ---
      Balance at end-of-year    $ 2    $ 8   $ 1
                                ===    ===   ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2009     2008
                                     ------   ------
ASSET TYPE
Domestic equity                      $  890   $  670
International equity                    392      276
Bonds                                   300      219
Money market                            231      213
                                     ------   ------
   Total                             $1,813   $1,378
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of Decem-ber 31, 2009, and approximately 82% of sales for these products in 2009.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                            ------   ------
Account values and other contract
   holder funds                             $4,859   $4,628
DFEL                                            87       65
Contract holder dividends payable              164      164
Premium deposit funds                           10       12
Undistributed earnings on participating
   business                                     15       (3)
                                            ------   ------
      Total other contract holder funds     $5,135   $4,866
                                            ======   ======

As of December 31, 2009 and 2008, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2009, approximately 80% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2009 and 2008.

13. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
UNREALIZED LOSS ON
   AFS SECURITIES
Balance as of beginning-of-year         $(211)  $  (8)  $ 14
   Cumulative effect of the adoption
      of new accounting standards         (11)     --     --
   Unrealized holding gains (losses)
      arising during the year             540    (758)   (67)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (281)    337     18
   Income tax benefit (expense)           (98)    156     15
   Less:
      Reclassification adjustment for
         losses included in net
         income                           (91)   (147)   (23)
      Associated amortization of
         DAC, VOBA, DSI and DFEL           26      51      4
      Income tax benefit                   23      34      7
                                        -----   -----   ----
            Balance as of end-of-year   $ (19)  $(211)  $ (8)
                                        =====   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2009   2008   2007
                                         ----   ----   ----
UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year          $ --    $--   $--
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards          (5)    --    --
   Portion of OTTI recognized in OCI
      during the year                     (46)    --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 15     --    --
   Income tax benefit                      11     --    --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities        26     --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 (6)    --    --
   Income tax expense                      (7)    --    --
                                         ----    ---   ---
         Balance as of end-of-year       $(12)   $--   $--
                                         ====    ===   ===
UNREALIZED GAIN ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1    $ 1   $--
   Unrealized holding gains arising
      during the year                      --     --     5
   Change in DAC, VOBA, DSI and
      DFEL                                 --     --    (3)
   Income tax expense                      --     --    (1)
                                         ----    ---   ---
         Balance as of end-of-year       $  1    $ 1   $ 1
                                         ====    ===   ===

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                        2009   2008   2007
                                        ----   ----   ----
Total realized loss on investments(1)   $(66)  $(96)  $(19)
Loss on certain reinsurance
   derivatives(2)                         --     (1)    --
Guaranteed living benefits(3):
   Gross gain (loss)                       1     --    (11)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                        --     (1)     5
                                        ----   ----   ----
         Total realized loss            $(65)  $(98)  $(25)
                                        ====   ====   ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 4.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.

(3)  Represents the change in embedded derivative reserves of our GLB products.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2009   2008   2007
                                       ----   ----   ----
Commissions                            $ 71   $ 84   $100
General and administrative expenses      65     66     64
DAC and VOBA deferrals and interest,
   net of amortization                    7    (10)   (46)
Taxes, licenses and fees                 16     16     10
                                       ----   ----   ----
      Total                            $159   $156   $128
                                       ====   ====   ====

16. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, including those of LLANY, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans ("MPP"). LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million, $2 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income.

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $2 million and $1 million as of December 31, 2009 and 2008, respectively, which is recorded in other liabilities in our Balance Sheets.

The terms of the plans provide that participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plan.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expense for this plan was not significant for the years December 31, 2009, 2008 and 2007.

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expenses for these plans were not significant for the years December 31, 2009, 2008 and 2007.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2009, 2008 and 2007.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Capital and surplus                    $819   $795

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                   -------------------
                                   2009   2008    2007
                                   ----   ----   -----
Net gain (loss) from operations,
   after-tax                       $107   $ 13   $(162)
Net income (loss)                    13    (95)   (188)

The increase in statutory net income for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008, but this did not have a material impact on our consolidated financial condition or results of operations.

The effect on statutory surplus compared to NAIC statutory surplus from the use of the prescribed practice (in millions) was a decrease of:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Calculation of reserves using
   continuous CARVM                    $(6)   $(10)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2009 or 2008. We expect we could pay dividends of approximately $82 million in 2010 after approval from the Superintendent.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2009                2008
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING     FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity                                        $ 6,180    $ 6,180   $ 5,159    $ 5,159
   Equity                                                      2          2         2          2
Mortgage loans on real estate                                228        234       294        285
Other investments                                              2          2         2          2
Cash and invested cash                                        65         65        55         55
Separate account assets                                    2,263      2,263     1,690      1,690
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                          (30)       (30)     (124)      (124)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (81)       (81)      (71)       (71)
   Account value of certain investment contracts          (1,356)    (1,364)   (1,171)    (1,287)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Balance Sheets approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2009
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $4,579         $160       $4,744
      U.S. Government bonds                             31               1           --           32
      Foreign government bonds                          --              24           --           24
      MBS:
         CMOs                                           --             646            3          649
         MPTS                                           --             247           --          247
         CMBS                                           --             167           51          218
      ABS:
         CDOs                                           --              --            3            3
      State and municipal bonds                         --             170           --          170
      Hybrid and redeemable preferred securities        --              79           14           93
   Equity AFS securities:
      Other securities                                   2              --           --            2
Cash and invested cash                                  --              65           --           65
Separate account assets                                 --           2,263           --        2,263
                                                       ---          ------         ----       ------
            Total assets                               $38          $8,241         $231       $8,510
                                                       ===          ======         ====       ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                    $--          $   --         $(30)      $  (30)
                                                       ===          ======         ====       ======

                                                                 AS OF DECEMBER 31, 2008
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $3,772         $ 176      $3,953
      U.S. Government bonds                             35               2            --          37
      Foreign government bonds                          --              32            --          32
      MBS:
         CMOs                                           --             625            22         647
         MPTS                                           --             169            --         169
         CMBS                                           --             165            42         207
      ABS:
         CDOs                                           --              --             4           4
      State and municipal bonds                         --              --            37          37
      Hybrid and redeemable preferred securities        --              67             6          73
   Equity AFS securities:
      Other securities                                   2              --            --           2
Cash and invested cash                                  --              55            --          55
Separate account assets                                 --           1,690            --       1,690
                                                       ---          ------         -----      ------
            Total assets                               $42          $6,577         $ 287      $6,906
                                                       ===          ======         =====      ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves
                                                       $--          $   --         $(124)     $ (124)
                                                       ===          ======         =====      ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED    GAINS     MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                     FAIR        NET         IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME      OCI          NET          NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $ 176       $ (2)       $ 3        $  6          $(23)      $160
      MBS:
         CMOs                                           22         --         --          (1)          (18)         3
         CMBS                                           42         --         12          (3)           --         51
      ABS:
         CDOs                                            4         --          2          (3)           --          3
      State and municipal bonds                         37         --         --          (5)          (32)        --
      Hybrid and redeemable preferred securities         6         --          8          --            --         14
Future contract benefits:
   GLB embedded derivative reserves                   (124)       102         --          (8)           --        (30)
                                                     -----       ----        ---        ----          ----       ----
         Total, net                                  $ 163       $100        $25        $(14)         $(73)      $201
                                                     =====       ====        ===        ====          ====       ====

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS     MATURITIES,     IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $220       $ (16)      $(18)        $(17)        $  7       $ 176
      Foreign government bonds                          5          --         --           (5)          --          --
      MBS:
         CMOs                                          42          (4)         1           (3)         (14)         22
         CMBS                                          60          --        (30)           7            5          42
      ABS:
         CDOs                                           7          --         (3)          --           --           4
      State and municipal bonds                        38          --         (1)          --           --          37
      Hybrid and redeemable preferred securities       --          --         --            6           --           6
Future contract benefits:
   GLB embedded derivative reserves                   (17)       (100)        --           (7)          --        (124)
                                                     ----       -----       ----         ----         ----       -----
          Total, net                                 $355       $(120)      $(51)        $(19)        $ (2)      $ 163
                                                     ====       =====       ====         ====         ====       =====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                              FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $ 3         $(5)       $--            $ --      $ (2)
Future contract benefits:
   GLB embedded derivative reserves                      --          --          1             101       102
                                                        ---         ---        ---            ----      ----
         Total, net                                     $ 3         $(5)       $ 1            $101      $100
                                                        ===         ===        ===            ====      ====

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                    $ 2        $(18)      $--           $  --      $ (16)
      MBS:
         CMOs                                             --          (4)       --              --         (4)
Future contract benefits:
   GLB embedded derivative reserves                       --          --        --            (100)      (100)
                                                         ---        ----       ---           -----      -----
         Total, net                                      $ 2        $(22)      $--           $(100)     $(120)
                                                         ===        ====       ===           =====      =====

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

21. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   -------------------------------
Retirement Solutions   Annuities Defined Contribution
Insurance Solutions    Life Insurance Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income from the initial adoption of new accounting standards;

- Income from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                       $ 99   $  96   $110
      Defined Contribution              52      52     54
                                      ----   -----   ----
         Total Retirement Solutions    151     148    164
                                      ----   -----   ----
   Insurance Solutions:
      Life Insurance                   550     531    481
      Group Protection                  48      39     29
                                      ----   -----   ----
         Total Insurance Solutions     598     570    510
                                      ----   -----   ----
   Other Operations                     20      25     19
Excluded realized loss, pre-tax        (68)   (100)   (25)
                                      ----   -----   ----
            Total revenues            $701   $ 643   $668
                                      ====   =====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INCOME
Income from operations:
   Retirement Solutions:
      Annuities                       $ 22   $  3   $ 19
      Defined Contribution               3      4      3
                                      ----   ----   ----
         Total Retirement Solutions     25      7     22
                                      ----   ----   ----
   Insurance Solutions:
      Life Insurance                    80     75     82
      Group Protection                  --      2      1
                                      ----   ----   ----
         Total Insurance Solutions      80     77     83
                                      ----   ----   ----
   Other Operations                     12     17     13
Excluded realized loss, after-tax      (44)   (65)   (16)
                                      ----   ----   ----
            Net income                $ 73   $ 36   $102
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                          $ 62   $ 57   $ 58
   Defined Contribution                 48     48     49
                                      ----   ----   ----
      Total Retirement Solutions       110    105    107
                                      ----   ----   ----
Insurance Solutions:
   Life Insurance                      274    262    233
   Group Protection                      4      3      2
                                      ----   ----   ----
      Total Insurance Solutions        278    265    235
                                      ----   ----   ----
Other Operations                        20     25     19
                                      ----   ----   ----
         Total net investment income  $408   $395   $361
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                           $10    $31    $12
   Defined Contribution                  7      5      5
                                       ---    ---    ---
      Total Retirement Solutions        17     36     17
                                       ---    ---    ---
Insurance Solutions:
   Life Insurance                       66     51     49
   Group Protection                      2      1      1
                                       ---    ---    ---
      Total Insurance Solutions         68     52     50
                                       ---    ---    ---
         Total amortization of
            DAC and VOBA,
            net of interest            $85    $88    $67
                                       ===    ===    ===

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
FEDERAL INCOME TAX EXPENSE
Retirement Solutions:
   Annuities                          $  8   $ (3)  $ 7
   Defined Contribution                  2      2     1
                                      ----   ----   ---
      Total Retirement Solutions        10     (1)    8
                                      ----   ----   ---
Insurance Solutions:
   Life Insurance                       43     40    45
   Group Protection                     --      1     1
                                      ----   ----   ---
      Total Insurance Solutions         43     41    46
                                      ----   ----   ---
Other Operations                         6      9     7
Excluded realized loss                 (24)   (35)   (9)
                                      ----   ----   ---
         Total federal income
            tax expense               $ 35   $ 14   $52
                                      ====   ====   ===

                                      AS OF DECEMBER 31,
                                      ------------------
                                         2009     2008
                                       -------   ------
ASSETS
Retirement Solutions:
   Annuities                           $ 3,187   $2,632
   Defined Contribution                  1,253    1,055
                                       -------   ------
      Total Retirement Solutions         4,440    3,687
                                       -------   ------
Insurance Solutions:
   Life Insurance                        6,076    5,671
   Group Protection                         77       57
                                       -------   ------
      Total Insurance Solutions          6,153    5,728
                                       -------   ------
Other Operations                           311      266
                                       -------   ------
         Total                         $10,904   $9,681
                                       =======   ======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      ---------------------
                                      2009   2008     2007
                                      ----   ----   -------
Income taxes paid (received)          $(9)    $40   $    (7)
                                      ===     ===   =======
Significant non-cash investing
   and financing transactions:
   Business combinations:
      Fair value of assets acquired
         (includes cash and
         invested cash)               $--     $--   $    (1)
      Fair value of liabilities
         assumed                       --      --        --
                                      ---     ---   -------
            Total purchase price      $--     $--   $    (1)
                                      ===     ===   =======
   Reinsurance assumption
      from LNL:
      Assets contributed              $--     $--   $ 3,488
      Liabilities contributed          --      --    (2,784)
                                      ---     ---   -------
         Total capital contribution   $--     $--   $   704
                                      ===     ===   =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:


                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Assets with affiliates:
   Service agreement receivable(1)         $16   $  1
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(2)                          57    149

                                      FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(3)        $(17)  $(15)  $(12)
   Fees for management of
      general account(4)                (4)    (4)    (4)
Benefits and expenses
   with affiliates:
   Service agreement payments(5)        59     59     54

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statements of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings ("Delaware") is responsible for the management of our general account investments. On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                                     CONTRACT                      GUARANTEE
                                                                     PURCHASES                      CHARGES
                                                                     DUE FROM                     PAYABLE TO
                                                                  LINCOLN LIFE &                LINCOLN LIFE &
                                                                      ANNUITY                       ANNUITY
                                                                      COMPANY                       COMPANY
SUBACCOUNT                                           INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $1,052,756      $   --       $1,052,756         $23       $1,052,733
AIM V.I. Core Equity                                   1,647,933          --        1,647,933          36        1,647,897
AIM V.I. Diversified Income                              196,701          --          196,701           4          196,697
AIM V.I. International Growth                            408,943          --          408,943           9          408,934
ABVPSF Global Thematic Growth Class A                    337,471          55          337,526           6          337,520
ABVPSF Growth and Income Class A                         505,821         285          506,106           9          506,097
ABVPSF International Value Class A                       267,649          36          267,685           4          267,681
ABVPSF Large Cap Growth Class A                          105,645          --          105,645           2          105,643
ABVPSF Small/Mid Cap Value Class A                       447,989         149          448,138           8          448,130
American Century VP Inflation Protection                 652,911         950          653,861          11          653,850
American Funds Global Growth Class 2                     816,792         245          817,037          13          817,024
American Funds Global Small Capitalization Class 2     1,213,267       1,112        1,214,379          20        1,214,359
American Funds Growth Class 2                          4,356,291         977        4,357,268          77        4,357,191
American Funds Growth-Income Class 2                   3,339,467         164        3,339,631          57        3,339,574
American Funds International Class 2                   2,282,454         202        2,282,656          40        2,282,616
BlackRock Global Allocation V.I.                         257,012          --          257,012           6          257,006
Delaware VIP Diversified Income                          828,918          87          829,005          14          828,991
Delaware VIP Emerging Markets                          1,575,506       1,455        1,576,961          29        1,576,932
Delaware VIP High Yield                                  793,217          97          793,314          15          793,299
Delaware VIP Limited-Term Diversified Income              86,067         922           86,989           2           86,987
Delaware VIP REIT                                        776,977          37          777,014          14          777,000
Delaware VIP Small Cap Value                           1,064,221       1,449        1,065,670          21        1,065,649
Delaware VIP Trend                                       713,278           6          713,284          14          713,270
Delaware VIP U.S. Growth                                 151,360          --          151,360           3          151,357
Delaware VIP Value                                       533,980         117          534,097          10          534,087
DWS VIP Alternative Asset Allocation Plus Class A          2,582          --            2,582          --            2,582
DWS VIP Equity 500 Index Class A                       2,245,832           8        2,245,840          45        2,245,795
DWS VIP Small Cap Index Class A                          718,386          12          718,398          14          718,384
Fidelity VIP Asset Manager                               209,434          --          209,434           5          209,429
Fidelity VIP Contrafund Service Class                  1,642,316       1,649        1,643,965          32        1,643,933
Fidelity VIP Equity-Income                               437,238          --          437,238          10          437,228
Fidelity VIP Equity-Income Service Class                 261,823          --          261,823           6          261,817
Fidelity VIP Growth Service Class                        347,515           9          347,524           7          347,517
Fidelity VIP Growth Opportunities Service Class           71,267          --           71,267           2           71,265
Fidelity VIP High Income Service Class                    56,015          --           56,015           1           56,014
Fidelity VIP Investment Grade Bond                       277,156          --          277,156           6          277,150
Fidelity VIP Mid Cap Service Class                       434,077          88          434,165           7          434,158
Fidelity VIP Overseas Service Class                      179,864          28          179,892           3          179,889
FTVIPT Franklin Income Securities                        378,406          --          378,406           7          378,399
FTVIPT Franklin Small-Mid Cap Growth Securities          359,113          23          359,136           7          359,129
FTVIPT Mutual Shares Securities                          296,025          65          296,090           5          296,085
FTVIPT Templeton Foreign Securities                      269,493          --          269,493           6          269,487
FTVIPT Templeton Foreign Securities Class 2              103,454          --          103,454           2          103,452
FTVIPT Templeton Global Asset Allocation                  23,486          --           23,486           1           23,485
FTVIPT Templeton Global Bond Securities                  655,733          26          655,759          11          655,748
FTVIPT Templeton Growth Securities                       330,432          29          330,461           6          330,455
FTVIPT Templeton Growth Securities Class 2                49,482          --           49,482           1           49,481
Janus Aspen Series Balanced                              226,376          --          226,376           5          226,371
Janus Aspen Series Balanced Service Shares               333,393          --          333,393           7          333,386
Janus Aspen Series Enterprise Service Shares             109,398          --          109,398           2          109,396
Janus Aspen Series Global Technology Service Shares       28,700          --           28,700           1           28,699
Janus Aspen Series Worldwide                             309,265          --          309,265           6          309,259
Janus Aspen Series Worldwide Service Shares               60,462          --           60,462           1           60,461

See accompanying notes.

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                                     CONTRACT                      GUARANTEE
                                                                    PURCHASES                      CHARGES
                                                                    DUE FROM                     PAYABLE TO
                                                                  LINCOLN LIFE &                LINCOLN LIFE &
                                                                     ANNUITY                       ANNUITY
                                                                     COMPANY                       COMPANY
SUBACCOUNT                                           INVESTMENTS   OF NEW YORK    TOTAL ASSETS   OF NEW YORK    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities                       $   20,852      $   --       $   20,852         $--       $   20,852
LVIP Baron Growth Opportunities Service Class            149,398       1,322          150,720           3          150,717
LVIP Capital Growth                                        2,660          --            2,660          --            2,660
LVIP Cohen & Steers Global Real Estate                   190,316          42          190,358           3          190,355
LVIP Columbia Value Opportunities                         55,949          --           55,949           1           55,948
LVIP Delaware Bond                                     2,260,488       3,727        2,264,215          44        2,264,171
LVIP Delaware Foundation Aggressive Allocation           210,846          49          210,895           4          210,891
LVIP Delaware Growth and Income                           78,226          74           78,300           1           78,299
LVIP Delaware Social Awareness                            84,499          --           84,499           2           84,497
LVIP Delaware Special Opportunities                        3,716          --            3,716          --            3,716
LVIP Global Income                                            48          --               48          --               48
LVIP Janus Capital Appreciation                           93,555          19           93,574           2           93,572
LVIP Marsico International Growth                         86,252       1,684           87,936           1           87,935
LVIP MFS Value                                            99,495       1,476          100,971           1          100,970
LVIP Mid-Cap Value                                        17,219          --           17,219          --           17,219
LVIP Mondrian International Value                        527,747       1,370          529,117           9          529,108
LVIP Money Market                                      4,581,270         329        4,581,599          91        4,581,508
LVIP SSgA Bond Index                                      71,367          12           71,379           1           71,378
LVIP SSgA Developed International 150                     21,159          --           21,159          --           21,159
LVIP SSgA Emerging Markets 100                            55,274         553           55,827           1           55,826
LVIP SSgA International Index                              3,967          --            3,967          --            3,967
LVIP SSgA Large Cap 100                                    6,379          --            6,379          --            6,379
LVIP SSgA S&P 500 Index                                  108,637       1,845          110,482           2          110,480
LVIP SSgA Small-Cap Index                                 65,820          --           65,820           1           65,819
LVIP SSgA Small-Mid Cap 200                                3,291          --            3,291          --            3,291
LVIP T. Rowe Price Growth Stock                           21,263          --           21,263          --           21,263
LVIP T. Rowe Price Structured Mid-Cap Growth             123,332          75          123,407           2          123,405
LVIP Templeton Growth                                     58,992          12           59,004           1           59,003
LVIP Turner Mid-Cap Growth                                 9,011          --            9,011          --            9,011
LVIP Wells Fargo Intrinsic Value                          76,880          75           76,955           1           76,954
LVIP Wilshire 2010 Profile                                83,138          --           83,138           1           83,137
LVIP Wilshire 2020 Profile                               208,046          --          208,046           3          208,043
LVIP Wilshire 2030 Profile                               220,910          --          220,910           4          220,906
LVIP Wilshire 2040 Profile                               229,203          --          229,203           4          229,199
LVIP Wilshire Aggressive Profile                         538,573          --          538,573           8          538,565
LVIP Wilshire Conservative Profile                        20,704          --           20,704          --           20,704
LVIP Wilshire Moderate Profile                         1,154,125         866        1,154,991          18        1,154,973
LVIP Wilshire Moderately Aggressive Profile            2,059,442       2,034        2,061,476          32        2,061,444
M Fund Brandes International Equity                        2,934          --            2,934          --            2,934
M Fund Business Opportunity Value                          1,860          --            1,860          --            1,860
M Fund Frontier Capital Appreciation                         959          --              959          --              959
M Fund M Large Cap Growth                                  1,865          --            1,865          --            1,865
MFS VIT Core Equity                                       13,270          --           13,270          --           13,270
MFS VIT Growth                                           471,949          --          471,949          10          471,939
MFS VIT Total Return                                   1,023,053         118        1,023,171          19        1,023,152
MFS VIT Utilities                                      1,196,469          19        1,196,488          24        1,196,464
NB AMT Mid-Cap Growth                                  1,048,682           6        1,048,688          21        1,048,667
NB AMT Partners                                          109,538          --          109,538           2          109,536
NB AMT Regency                                           262,901           8          262,909           5          262,904
PIMCO VIT Commodity Real Return Administrative Class      16,808          --           16,808          --           16,808
Premier VIT OPCAP Managed                                 47,748          --           47,748           1           47,747
Putnam VT Global Health Care Class IB                     61,955          --           61,955           1           61,954
Putnam VT Growth & Income Class IB                        15,615          --           15,615          --           15,615

See accompanying notes.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                     DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $  6,057       $ (7,218)         $(1,161)
AIM V.I. Core Equity                                    26,782        (11,251)          15,531
AIM V.I. Diversified Income                             19,594         (1,562)          18,032
AIM V.I. International Growth                            5,355         (2,673)           2,682
ABVPSF Global Thematic Growth Class A                       --         (1,709)          (1,709)
ABVPSF Growth and Income Class A                        19,134         (3,177)          15,957
ABVPSF International Value Class A                       3,196         (1,440)           1,756
ABVPSF Large Cap Growth Class A                            123           (594)            (471)
ABVPSF Small/Mid Cap Value Class A                       3,547         (2,226)           1,321
American Century VP Inflation Protection                10,472         (3,209)           7,263
American Funds Global Growth Class 2                     9,751         (3,847)           5,904
American Funds Global Small Capitalization Class 2       2,729         (5,843)          (3,114)
American Funds Growth Class 2                           24,245        (23,195)           1,050
American Funds Growth-Income Class 2                    45,480        (16,868)          28,612
American Funds International Class 2                    30,155        (12,271)          17,884
BlackRock Global Allocation V.I.                         2,520           (360)           2,160
Delaware VIP Diversified Income                         34,747         (3,626)          31,121
Delaware VIP Emerging Markets                           16,390         (8,851)           7,539
Delaware VIP High Yield                                 46,207         (4,397)          41,810
Delaware VIP Limited-Term Diversified Income             1,559           (335)           1,224
Delaware VIP REIT                                       28,207         (3,888)          24,319
Delaware VIP Small Cap Value                             8,733         (6,360)           2,373
Delaware VIP Trend                                          --         (4,083)          (4,083)
Delaware VIP U.S. Growth                                   213           (659)            (446)
Delaware VIP Value                                      13,849         (2,998)          10,851
DWS VIP Alternative Asset Allocation Plus Class A           --             (7)              (7)
DWS VIP Equity 500 Index Class A                        53,748        (14,007)          39,741
DWS VIP Small Cap Index Class A                         11,112         (4,344)           6,768
Fidelity VIP Asset Manager                               4,523         (1,618)           2,905
Fidelity VIP Contrafund Service Class                   17,940         (9,502)           8,438
Fidelity VIP Equity-Income                               8,636         (2,997)           5,639
Fidelity VIP Equity-Income Service Class                 5,039         (1,826)           3,213
Fidelity VIP Growth Service Class                        1,032         (2,288)          (1,256)
Fidelity VIP Growth Opportunities Service Class            230           (418)            (188)
Fidelity VIP High Income Service Class                   3,991           (463)           3,528
Fidelity VIP Investment Grade Bond                      23,364         (2,131)          21,233
Fidelity VIP Mid Cap Service Class                       2,166         (2,051)             115
Fidelity VIP Overseas Service Class                      3,224           (948)           2,276
FTVIPT Franklin Income Securities                       22,442         (1,693)          20,749
FTVIPT Franklin Small-Mid Cap Growth Securities             --         (1,953)          (1,953)
FTVIPT Mutual Shares Securities                          5,352         (1,418)           3,934
FTVIPT Templeton Foreign Securities                      8,113         (1,800)           6,313
FTVIPT Templeton Foreign Securities Class 2              3,215           (755)           2,460
FTVIPT Templeton Global Asset Allocation                 4,459           (303)           4,156
FTVIPT Templeton Global Bond Securities                 72,064         (3,083)          68,981
FTVIPT Templeton Growth Securities                       9,406         (1,792)           7,614
FTVIPT Templeton Growth Securities Class 2               1,285           (311)             974
Janus Aspen Series Balanced                              6,250         (1,593)           4,657
Janus Aspen Series Balanced Service Shares               7,732         (2,139)           5,593
Janus Aspen Series Enterprise Service Shares                --           (760)            (760)
Janus Aspen Series Global Technology Service Shares         --           (187)            (187)
Janus Aspen Series Worldwide                             3,800         (1,995)           1,805
Janus Aspen Series Worldwide Service Shares                647           (433)             214
LVIP Baron Growth Opportunities                             --           (118)            (118)
LVIP Baron Growth Opportunities Service Class               --           (891)            (891)
LVIP Capital Growth                                          8             (6)               2
LVIP Cohen & Steers Global Real Estate                      --           (768)            (768)

See accompanying notes.

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON     GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  (81,468)    $       --     $  (81,468)      $  254,430       $  171,801
AIM V.I. Core Equity                                      (71,787)            --        (71,787)         408,445          352,189
AIM V.I. Diversified Income                               (11,939)            --        (11,939)          12,805           18,898
AIM V.I. International Growth                                (442)            --           (442)         103,228          105,468
ABVPSF Global Thematic Growth Class A                     (18,283)            --        (18,283)         135,824          115,832
ABVPSF Growth and Income Class A                          (90,030)            --        (90,030)         153,404           79,331
ABVPSF International Value Class A                        (47,178)            --        (47,178)         122,729           77,307
ABVPSF Large Cap Growth Class A                                --             --             --           26,737           26,266
ABVPSF Small/Mid Cap Value Class A                         (9,912)        13,840          3,928          121,110          126,359
American Century VP Inflation Protection                     (356)            --           (356)          39,012           45,919
American Funds Global Growth Class 2                      (40,978)            --        (40,978)         268,901          233,827
American Funds Global Small Capitalization Class 2       (124,844)            --       (124,844)         578,942          450,984
American Funds Growth Class 2                            (214,946)            --       (214,946)       1,427,308        1,213,412
American Funds Growth-Income Class 2                     (158,780)            --       (158,780)         872,840          742,672
American Funds International Class 2                      (92,876)        10,024        (82,852)         762,731          697,763
BlackRock Global Allocation V.I.                              177             --            177            5,846            8,183
Delaware VIP Diversified Income                                --             --             --          112,772          143,893
Delaware VIP Emerging Markets                             (69,762)        51,071        (18,691)         770,410          759,258
Delaware VIP High Yield                                   (21,705)            --        (21,705)         227,763          247,868
Delaware VIP Limited-Term Diversified Income                   28             --             28            2,813            4,065
Delaware VIP REIT                                        (133,481)            --       (133,481)         265,994          156,832
Delaware VIP Small Cap Value                              (79,048)            --        (79,048)         328,368          251,693
Delaware VIP Trend                                        (45,628)            --        (45,628)         306,694          256,983
Delaware VIP U.S. Growth                                   (1,496)            --         (1,496)          40,781           38,839
Delaware VIP Value                                        (25,679)            --        (25,679)          94,394           79,566
DWS VIP Alternative Asset Allocation Plus Class A              16             --             16              318              327
DWS VIP Equity 500 Index Class A                          (45,066)            --        (45,066)         472,000          466,675
DWS VIP Small Cap Index Class A                           (31,512)        41,673         10,161          135,979          152,908
Fidelity VIP Asset Manager                                 (9,322)           315         (9,007)          57,208           51,106
Fidelity VIP Contrafund Service Class                     (91,765)           387        (91,378)         505,566          422,626
Fidelity VIP Equity-Income                                (30,828)            --        (30,828)         128,625          103,436
Fidelity VIP Equity-Income Service Class                  (16,516)            --        (16,516)          75,494           62,191
Fidelity VIP Growth Service Class                         (29,025)           270        (28,755)         103,036           73,025
Fidelity VIP Growth Opportunities Service Class            (3,472)            --         (3,472)          23,843           20,183
Fidelity VIP High Income Service Class                     (4,750)            --         (4,750)          22,838           21,616
Fidelity VIP Investment Grade Bond                         (1,448)         1,052           (396)          15,531           36,368
Fidelity VIP Mid Cap Service Class                        (12,327)         1,946        (10,381)         124,070          113,804
Fidelity VIP Overseas Service Class                       (19,421)           515        (18,906)          52,271           35,641
FTVIPT Franklin Income Securities                         (19,665)            --        (19,665)          83,646           84,730
FTVIPT Franklin Small-Mid Cap Growth Securities           (13,193)            --        (13,193)         125,231          110,085
FTVIPT Mutual Shares Securities                           (15,604)            --        (15,604)          70,754           59,084
FTVIPT Templeton Foreign Securities                       (11,534)         9,076         (2,458)          67,288           71,143
FTVIPT Templeton Foreign Securities Class 2                (2,301)         3,967          1,666           29,163           33,289
FTVIPT Templeton Global Asset Allocation                  (19,031)           692        (18,339)          21,947            7,764
FTVIPT Templeton Global Bond Securities                     3,778             --          3,778           15,449           88,208
FTVIPT Templeton Growth Securities                        (14,270)            --        (14,270)          84,041           77,385
FTVIPT Templeton Growth Securities Class 2                 (1,644)            --         (1,644)          12,099           11,429
Janus Aspen Series Balanced                                (5,049)         7,982          2,933           37,259           44,849
Janus Aspen Series Balanced Service Shares                   (831)         9,805          8,974           45,404           59,971
Janus Aspen Series Enterprise Service Shares               (8,608)            --         (8,608)          42,268           32,900
Janus Aspen Series Global Technology Service Shares             5             --              5           11,347           11,165
Janus Aspen Series Worldwide                               (8,795)            --         (8,795)          92,219           85,229
Janus Aspen Series Worldwide Service Shares                (3,134)            --         (3,134)          19,059           16,139
LVIP Baron Growth Opportunities                              (880)            --           (880)           6,710            5,712
LVIP Baron Growth Opportunities Service Class             (22,085)            --        (22,085)          62,473           39,497
LVIP Capital Growth                                            12             --             12              325              339
LVIP Cohen & Steers Global Real Estate                     (6,849)            --         (6,849)          70,718           63,101

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities                      $    281       $   (284)         $    (3)
LVIP Delaware Bond                                       90,597        (14,513)          76,084
LVIP Delaware Foundation Aggressive Allocation            3,079         (1,176)           1,903
LVIP Delaware Growth and Income                             774           (338)             436
LVIP Delaware Social Awareness                              469           (477)              (8)
LVIP Delaware Special Opportunities                          32            (11)              21
LVIP Janus Capital Appreciation                             506           (375)             131
LVIP Marsico International Growth                           685           (491)             194
LVIP MFS Value                                            1,238           (501)             737
LVIP Mid-Cap Value                                           75           (135)             (60)
LVIP Mondrian International Value                        15,308         (2,572)          12,736
LVIP Money Market                                        16,195        (39,147)         (22,952)
LVIP SSgA Bond Index                                      1,167           (279)             888
LVIP SSgA Developed International 150                       279            (32)             247
LVIP SSgA Emerging Markets 100                              554           (111)             443
LVIP SSgA International Index                                56            (20)              36
LVIP SSgA Large Cap 100                                      70            (18)              52
LVIP SSgA S&P 500 Index                                   1,333           (967)             366
LVIP SSgA Small-Cap Index                                   409           (422)             (13)
LVIP SSgA Small-Mid Cap 200                                  44            (17)              27
LVIP T. Rowe Price Growth Stock                              --           (240)            (240)
LVIP T. Rowe Price Structured Mid-Cap Growth                102           (590)            (488)
LVIP Templeton Growth                                       935           (269)             666
LVIP Turner Mid-Cap Growth                                   --           (105)            (105)
LVIP Wells Fargo Intrinsic Value                            801           (578)             223
LVIP Wilshire 2010 Profile                                1,370           (297)           1,073
LVIP Wilshire 2020 Profile                                3,476           (941)           2,535
LVIP Wilshire 2030 Profile                                3,548         (1,252)           2,296
LVIP Wilshire 2040 Profile                                2,456         (1,080)           1,376
LVIP Wilshire Aggressive Profile                         30,701         (2,147)          28,554
LVIP Wilshire Conservative Profile                          645            (87)             558
LVIP Wilshire Moderate Profile                           42,438         (5,021)          37,417
LVIP Wilshire Moderately Aggressive Profile              75,332         (8,799)          66,533
M Fund Brandes International Equity                          64             (8)              56
M Fund Business Opportunity Value                            --             (2)              (2)
M Fund Frontier Capital Appreciation                         --             (1)              (1)
M Fund M Large Cap Growth                                    --             (2)              (2)
MFS VIT Core Equity                                         212            (93)             119
MFS VIT Growth                                            1,334         (3,244)          (1,910)
MFS VIT Total Return                                     31,606         (6,236)          25,370
MFS VIT Utilities                                        49,390         (7,437)          41,953
NB AMT Mid-Cap Growth                                        --         (6,366)          (6,366)
NB AMT Partners                                           3,029           (835)           2,194
NB AMT Regency                                            4,078         (1,445)           2,633
PIMCO VIT Commodity Real Return Administrative Class        533            (32)             501
Premier VIT OPCAP Managed                                   973           (322)             651
Putnam VT Global Health Care Class IB                        --           (443)            (443)
Putnam VT Growth & Income Class IB                          356           (106)             250

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities                        $(11,472)      $    --        $(11,472)       $  23,017        $  11,542
LVIP Delaware Bond                                         (6,821)           --          (6,821)         263,902          333,165
LVIP Delaware Foundation Aggressive Allocation            (32,994)           --         (32,994)          83,290           52,199
LVIP Delaware Growth and Income                            (2,214)           --          (2,214)          15,384           13,606
LVIP Delaware Social Awareness                             (1,344)        3,323           1,979           14,839           16,810
LVIP Delaware Special Opportunities                           (43)           62              19              524              564
LVIP Janus Capital Appreciation                            (1,039)           --          (1,039)          20,451           19,543
LVIP Marsico International Growth                         (17,836)           --         (17,836)          44,587           26,945
LVIP MFS Value                                             (5,555)           --          (5,555)          26,123           21,305
LVIP Mid-Cap Value                                         (2,370)           --          (2,370)           9,556            7,126
LVIP Mondrian International Value                         (26,592)        3,375         (23,217)         109,385           98,904
LVIP Money Market                                               5            65              70               28          (22,854)
LVIP SSgA Bond Index                                          292            --             292            1,109            2,289
LVIP SSgA Developed International 150                       3,372            --           3,372              135            3,754
LVIP SSgA Emerging Markets 100                              4,518            --           4,518            7,653           12,614
LVIP SSgA International Index                                 185            --             185              926            1,147
LVIP SSgA Large Cap 100                                        96            --              96            1,014            1,162
LVIP SSgA S&P 500 Index                                   (28,043)           --         (28,043)          55,692           28,015
LVIP SSgA Small-Cap Index                                 (13,216)          115         (13,101)          28,618           15,504
LVIP SSgA Small-Mid Cap 200                                 1,956            --           1,956              869            2,852
LVIP T. Rowe Price Growth Stock                           (10,991)           --         (10,991)          21,612           10,381
LVIP T. Rowe Price Structured Mid-Cap Growth              (11,494)           --         (11,494)          49,855           37,873
LVIP Templeton Growth                                      (4,878)           21          (4,857)          17,856           13,665
LVIP Turner Mid-Cap Growth                                 (4,020)           --          (4,020)           9,556            5,431
LVIP Wells Fargo Intrinsic Value                          (16,238)           --         (16,238)          31,364           15,349
LVIP Wilshire 2010 Profile                                    400           775           1,175           11,442           13,690
LVIP Wilshire 2020 Profile                                    (55)        2,595           2,540           34,125           39,200
LVIP Wilshire 2030 Profile                                  3,504         2,357           5,861           47,114           55,271
LVIP Wilshire 2040 Profile                                    139         2,199           2,338           45,299           49,013
LVIP Wilshire Aggressive Profile                          (27,484)       24,242          (3,242)          85,519          110,831
LVIP Wilshire Conservative Profile                            (37)          115              78            1,930            2,566
LVIP Wilshire Moderate Profile                            (49,753)       17,974         (31,779)         215,677          221,315
LVIP Wilshire Moderately Aggressive Profile               (30,792)       42,666          11,874          332,870          411,277
M Fund Brandes International Equity                          (165)           --            (165)             533              424
M Fund Business Opportunity Value                               2            --               2              119              119
M Fund Frontier Capital Appreciation                            2            --               2               88               89
M Fund M Large Cap Growth                                       2            --               2              124              124
MFS VIT Core Equity                                           (67)           --             (67)           3,479            3,531
MFS VIT Growth                                            (14,164)           --         (14,164)         149,046          132,972
MFS VIT Total Return                                      (60,012)           --         (60,012)         174,987          140,345
MFS VIT Utilities                                         (41,979)           --         (41,979)         294,065          294,039
NB AMT Mid-Cap Growth                                     (16,619)           --         (16,619)         270,632          247,647
NB AMT Partners                                           (17,849)       13,456          (4,393)          52,975           50,776
NB AMT Regency                                            (19,115)        3,440         (15,675)         101,811           88,769
PIMCO VIT Commodity Real Return Administrative Class           12         1,342           1,354             (432)           1,423
Premier VIT OPCAP Managed                                  (1,595)           --          (1,595)           9,595            8,651
Putnam VT Global Health Care Class IB                        (741)        6,196           5,455            7,709           12,721
Putnam VT Growth & Income Class IB                         (6,527)           --          (6,527)           9,216            2,939

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                 AIM V.I.                   AIM V.I.      AIM V.I.
                                                  CAPITAL      AIM V.I.   DIVERSIFIED  INTERNATIONAL
                                               APPRECIATION  CORE EQUITY    INCOME        GROWTH
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $1,557,585   $2,063,574    $258,887     $ 523,568
Changes From Operations:
   - Net investment income (loss)                   (9,805)      26,746      19,498          (908)
   - Net realized gain (loss) on investments        (7,362)      (2,732)     (4,851)        9,242
   - Net change in unrealized appreciation or
     depreciation on investments                  (641,882)    (664,729)    (55,185)     (222,286)
                                                ----------   ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (659,049)    (640,715)    (40,538)     (213,952)
Change From Unit Transactions:
   - Contract purchases                            168,916      209,556       6,288        12,934
   - Contract withdrawals                         (169,834)    (158,899)    (21,536)      (13,200)
   - Contract transfers                             10,236      (20,135)     (1,579)        1,640
                                                ----------   ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  9,318       30,522     (16,827)        1,374
                                                ----------   ----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (649,731)    (610,193)    (57,365)     (212,578)
                                                ----------   ----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2008                    907,854    1,453,381     201,522       310,990
Changes From Operations:
   - Net investment income (loss)                   (1,161)      15,531      18,032         2,682
   - Net realized gain (loss) on investments       (81,468)     (71,787)    (11,939)         (442)
   - Net change in unrealized appreciation or
     depreciation on investments                   254,430      408,445      12,805       103,228
                                                ----------   ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       171,801      352,189      18,898       105,468
Change From Unit Transactions:
   - Contract purchases                            108,700      154,987       3,230        15,891
   - Contract withdrawals                         (153,523)    (262,373)    (27,029)      (12,507)
   - Contract transfers                             17,901      (50,287)         76       (10,908)
                                                ----------   ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (26,922)    (157,673)    (23,723)       (7,524)
                                                ----------   ----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            144,879      194,516      (4,825)       97,944
                                                ----------   ----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2009                 $1,052,733   $1,647,897    $196,697     $ 408,934
                                                ==========   ==========    ========     =========

See accompanying notes.

                                                 ABVPSF
                                                 GLOBAL      ABVPSF        ABVPSF       ABVPSF        ABVPSF
                                                THEMATIC   GROWTH AND  INTERNATIONAL  LARGE CAP   SMALL/MID CAP
                                                 GROWTH      INCOME        VALUE        GROWTH        VALUE
                                                 CLASS A     CLASS A      CLASS A      CLASS A       CLASS A
                                               SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 199,458  $ 681,295     $ 254,029     $137,764     $ 399,464
Changes From Operations:
   - Net investment income (loss)                  (1,499)     8,907         1,009         (677)           67
   - Net realized gain (loss) on investments        2,149     96,780         3,097        8,027        29,347
   - Net change in unrealized appreciation or
     depreciation on investments                 (159,553)  (411,733)     (170,378)     (52,116)     (163,889)
                                                ---------  ---------     ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (158,903)  (306,046)     (166,272)     (44,766)     (134,475)
Change From Unit Transactions:
   - Contract purchases                            93,416    131,281        77,775       15,776        61,619
   - Contract withdrawals                         (17,754)   (36,546)      (41,676)     (27,962)      (72,031)
   - Contract transfers                           113,627     (2,024)       81,221      (13,925)       12,988
                                                ---------  ---------     ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               189,289     92,711       117,320      (26,111)        2,576
                                                ---------  ---------     ---------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            30,386   (213,335)      (48,952)     (70,877)     (131,899)
                                                ---------  ---------     ---------     --------     ---------
NET ASSETS AT DECEMBER 31, 2008                   229,844    467,960       205,077       66,887       267,565
Changes From Operations:
   - Net investment income (loss)                  (1,709)    15,957         1,756         (471)        1,321
   - Net realized gain (loss) on investments      (18,283)   (90,030)      (47,178)          --         3,928
   - Net change in unrealized appreciation or
     depreciation on investments                  135,824    153,404       122,729       26,737       121,110
                                                ---------  ---------     ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      115,832     79,331        77,307       26,266       126,359
Change From Unit Transactions:
   - Contract purchases                            34,251     73,291        76,191       15,073        78,672
   - Contract withdrawals                         (43,158)   (93,281)      (83,002)      (8,618)      (29,647)
   - Contract transfers                               751    (21,204)       (7,892)       6,035         5,181
                                                ---------  ---------     ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (8,156)   (41,194)      (14,703)      12,490        54,206
                                                ---------  ---------     ---------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           107,676     38,137        62,604       38,756       180,565
                                                ---------  ---------     ---------     --------     ---------
NET ASSETS AT DECEMBER 31, 2009                 $ 337,520  $ 506,097     $ 267,681     $105,643     $ 448,130
                                                =========  =========     =========     ========     =========

                                                                              AMERICAN
                                                 AMERICAN       AMERICAN        FUNDS        AMERICAN
                                                 CENTURY         FUNDS       GLOBAL SMALL      FUNDS
                                               VP INFLATION  GLOBAL GROWTH  CAPITALIZATION    GROWTH
                                                PROTECTION      CLASS 2        CLASS 2        CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 501,541      $ 609,587      $1,267,062    $ 4,834,418
Changes From Operations:
   - Net investment income (loss)                  21,952          9,960          (6,915)         9,741
   - Net realized gain (loss) on investments       (1,451)        47,855         155,484        481,216
   - Net change in unrealized appreciation or
     depreciation on investments                  (30,589)      (363,300)       (936,083)    (2,783,174)
                                                ---------      ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (10,088)      (305,485)       (787,514)    (2,292,217)
Change From Unit Transactions:
   - Contract purchases                            69,961        179,068         214,332        648,292
   - Contract withdrawals                         (50,127)       (43,115)        (61,074)      (438,958)
   - Contract transfers                          (118,464)       116,145         135,328        379,932
                                                ---------      ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (98,630)       252,098         288,586        589,266
                                                ---------      ---------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (108,718)       (53,387)       (498,928)    (1,702,951)
                                                ---------      ---------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   392,823        556,200         768,134      3,131,467
Changes From Operations:
   - Net investment income (loss)                   7,263          5,904          (3,114)         1,050
   - Net realized gain (loss) on investments         (356)       (40,978)       (124,844)      (214,946)
   - Net change in unrealized appreciation or
     depreciation on investments                   39,012        268,901         578,942      1,427,308
                                                ---------      ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       45,919        233,827         450,984      1,213,412
Change From Unit Transactions:
   - Contract purchases                           113,657        110,733         106,374        485,968
   - Contract withdrawals                         (41,149)       (68,092)       (111,696)      (386,685)
   - Contract transfers                           142,600        (15,644)            563        (86,971)
                                                ---------      ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               215,108         26,997          (4,759)        12,312
                                                ---------      ---------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           261,027        260,824         446,225      1,225,724
                                                ---------      ---------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2009                 $ 653,850      $ 817,024      $1,214,359    $ 4,357,191
                                                =========      =========      ==========    ===========

                                                         AMERICAN       AMERICAN                       DELAWARE
                                                          FUNDS          FUNDS         BLACKROCK         VIP
                                                      GROWTH-INCOME  INTERNATIONAL       GLOBAL      DIVERSIFIED
                                                         CLASS 2        CLASS 2     ALLOCATION V.I.     INCOME
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                          $ 3,943,876    $ 2,259,734       $     --       $ 562,081
Changes From Operations:
   - Net investment income (loss)                           37,604         31,452             --          18,984
   - Net realized gain (loss) on investments               158,092        246,957             --           4,055
   - Net change in unrealized appreciation or
     depreciation on investments                        (1,725,660)    (1,338,187)            --         (52,048)
                                                       -----------    -----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (1,529,964)    (1,059,778)            --         (29,009)
Change From Unit Transactions:
   - Contract purchases                                    319,471        298,901             --         118,795
   - Contract withdrawals                                 (316,602)      (196,884)            --         (55,021)
   - Contract transfers                                     51,708        323,472             --        (101,327)
                                                       -----------    -----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        54,577        425,489             --         (37,553)
                                                       -----------    -----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,475,387)      (634,289)            --         (66,562)
                                                       -----------    -----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2008                          2,468,489      1,625,445             --         495,519
Changes From Operations:
   - Net investment income (loss)                           28,612         17,884          2,160          31,121
   - Net realized gain (loss) on investments              (158,780)       (82,852)           177              --
   - Net change in unrealized appreciation or
     depreciation on investments                           872,840        762,731          5,846         112,772
                                                       -----------    -----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         742,672        697,763          8,183         143,893
Change From Unit Transactions:
   - Contract purchases                                    323,535        305,455         46,455         173,720
   - Contract withdrawals                                 (316,251)      (255,052)        (9,190)        (59,676)
   - Contract transfers                                    121,129        (90,995)       211,558          75,535
                                                       -----------    -----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       128,413        (40,592)       248,823         189,579
                                                       -----------    -----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    871,085        657,171        257,006         333,472
                                                       -----------    -----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2009                        $ 3,339,574    $ 2,282,616       $257,006       $ 828,991
                                                       ===========    ===========       ========       =========

See accompanying notes.


                                                        DELAWARE               DELAWARE VIP               DELAWARE
                                                           VIP      DELAWARE   LIMITED-TERM   DELAWARE       VIP
                                                        EMERGING      VIP      DIVERSIFIED       VIP      SMALL CAP
                                                         MARKETS   HIGH YIELD     INCOME        REIT        VALUE
                                                       SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                         $ 1,778,275   $ 716,488     $20,459     $ 891,007  $1,385,477
Changes From Operations:
   - Net investment income (loss)                          12,983      49,653         851        14,007       1,007
   - Net realized gain (loss) on investments              229,566     (17,231)        (36)      233,858      53,758
   - Net change in unrealized appreciation or
     depreciation on investments                       (1,262,618)   (194,953)     (1,057)     (540,749)   (449,991)
                                                      -----------   ---------     -------     ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (1,020,069)   (162,531)       (242)     (292,884)   (395,226)
Change From Unit Transactions:
   - Contract purchases                                   155,528      98,158         601       163,227     136,663
   - Contract withdrawals                                 (65,805)    (76,443)       (722)     (129,797)   (139,297)
   - Contract transfers                                   180,339     (98,091)      2,260       (37,899)    (91,847)
                                                      -----------   ---------     -------     ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      270,062     (76,376)      2,139        (4,469)    (94,481)
                                                      -----------   ---------     -------     ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (750,007)   (238,907)      1,897      (297,353    (489,707)
                                                      -----------   ---------     -------     ---------  ----------
NET ASSETS AT DECEMBER 31, 2008                         1,028,268     477,581      22,356       593,654     895,770
Changes From Operations:
   - Net investment income (loss)                           7,539      41,810       1,224        24,319       2,373
   - Net realized gain (loss) on investments              (18,691)    (21,705)         28      (133,481)    (79,048)
   - Net change in unrealized appreciation or
     depreciation on investments                          770,410     227,763       2,813       265,994     328,368
                                                      -----------   ---------     -------     ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        759,258     247,868       4,065       156,832     251,693
Change From Unit Transactions:
   - Contract purchases                                   119,772     105,639       7,970       105,524      99,782
   - Contract withdrawals                                (103,220)    (60,992)     (4,160)      (79,516)   (150,755)
   - Contract transfers                                  (227,146)     23,203      56,756           506     (30,841)
                                                      -----------   ---------     -------     ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (210,594)     67,850      60,566        26,514     (81,814)
                                                      -----------   ---------     -------     ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   548,664     315,718      64,631       183,346     169,879
                                                      -----------   ---------     -------     ---------  ----------
NET ASSETS AT DECEMBER 31, 2009                       $ 1,576,932   $ 793,299     $86,987     $ 777,000  $1,065,649
                                                      ===========   =========     =======     =========  ==========

                                                                                              DWS VIP
                                                                                            ALTERNATIVE
                                                       DELAWARE     DELAWARE    DELAWARE       ASSET
                                                         VIP          VIP         VIP       ALLOCATION
                                                        TREND     U.S. GROWTH    VALUE     PLUS CLASS A
                                                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                          $ 931,518    $125,759    $ 556,120     $   --
Changes From Operations:
   - Net investment income (loss)                         (5,360)       (587)      10,447         --
   - Net realized gain (loss) on investments             129,123       2,882       26,939         --
   - Net change in unrealized appreciation or
     depreciation on investments                        (560,505)    (56,695)    (231,753)        --
                                                       ---------    --------    ---------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (436,742)    (54,400)    (194,367)        --
Change From Unit Transactions:
   - Contract purchases                                   70,005       7,416       91,280         --
   - Contract withdrawals                                (63,787)     (5,981)     (41,939)        --
   - Contract transfers                                    7,808       4,954       (5,177)        --
                                                       ---------    --------    ---------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      14,026       6,389       44,164         --
                                                       ---------    --------    ---------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (422,716)    (48,011)    (150,203)        --
                                                       ---------    --------    ---------     ------
NET ASSETS AT DECEMBER 31, 2008                          508,802      77,748      405,917         --
Changes From Operations:
   - Net investment income (loss)                         (4,083)       (446)      10,851         (7)
   - Net realized gain (loss) on investments             (45,628)     (1,496)     (25,679)        16
   - Net change in unrealized appreciation or
     depreciation on investments                         306,694      40,781       94,394        318
                                                       ---------    --------    ---------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       256,983      38,839       79,566        327
Change From Unit Transactions:
   - Contract purchases                                   67,560       6,314       86,868         --
   - Contract withdrawals                               (100,148)     (5,397)     (40,528)      (179)
   - Contract transfers                                  (19,927)     33,853        2,264      2,434
                                                       ---------    --------    ---------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (52,515)     34,770       48,604      2,255
                                                       ---------    --------    ---------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  204,468      73,609      128,170      2,582
                                                       ---------    --------    ---------     ------
NET ASSETS AT DECEMBER 31, 2009                        $ 713,270    $151,357    $ 534,087     $2,582
                                                       =========    ========    =========     ======

                                                  DWS VIP     DWS VIP
                                                EQUITY 500   SMALL CAP  FIDELITY VIP  FIDELITY VIP
                                                   INDEX       INDEX       ASSET       CONTRAFUND
                                                  CLASS A     CLASS A     MANAGER     SERVICE CLASS
                                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 2,827,699  $ 895,337    $ 295,134     $1,800,039
Changes From Operations:
   - Net investment income (loss)                   40,365      7,029        4,720          3,542
   - Net realized gain (loss) on investments        (1,217)    66,906       24,989         10,065
   - Net change in unrealized appreciation or
     depreciation on investments                (1,108,190)  (382,043)    (112,966)      (804,513)
                                               -----------  ---------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (1,069,042)  (308,108)     (83,257)      (790,906)
Change From Unit Transactions:
   - Contract purchases                            242,679     46,405        4,198        221,615
   - Contract withdrawals                         (198,232)   (39,916)     (18,187)      (202,927)
   - Contract transfers                                597     (6,809)        (335)        81,536
                                               -----------  ---------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 45,044       (320)     (14,324)       100,224
                                               -----------  ---------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,023,998)  (308,428)     (97,581)      (690,682)
                                               -----------  ---------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2008                  1,803,701    586,909      197,553      1,109,357
Changes From Operations:
   - Net investment income (loss)                   39,741      6,768        2,905          8,438
   - Net realized gain (loss) on investments       (45,066)    10,161       (9,007)       (91,378)
   - Net change in unrealized appreciation or
     depreciation on investments                   472,000    135,979       57,208        505,566
                                               -----------  ---------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       466,675    152,908       51,106        422,626
Change From Unit Transactions:
   - Contract purchases                            185,474     37,959        2,715        255,429
   - Contract withdrawals                         (190,546)   (40,155)     (41,812)      (150,331)
   - Contract transfers                            (19,509)   (19,237)        (133)         6,852
                                               -----------  ---------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (24,581)   (21,433)     (39,230)       111,950
                                               -----------  ---------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            442,094    131,475       11,876        534,576
                                               -----------  ---------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2009                $ 2,245,795  $ 718,384    $ 209,429     $1,643,933
                                               ===========  =========    =========     ==========

See accompanying notes.

                                                                                            FIDELITY VIP
                                                               FIDELITY VIP   FIDELITY VIP     GROWTH       FIDELITY VIP
                                                FIDELITY VIP  EQUITY-INCOME      GROWTH     OPPORTUNITIES   HIGH INCOME
                                               EQUITY-INCOME  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 607,888      $ 381,717      $ 548,937      $ 72,477       $ 85,201
Changes From Operations:
   - Net investment income (loss)                    9,186          4,540           (317)         (170)         5,664
   - Net realized gain (loss) on investments       (17,159)        (4,434)        (5,435)        1,044         (2,452)
   - Net change in unrealized appreciation or
     depreciation on investments                  (260,851)      (147,643)      (259,118)      (46,209)       (23,098)
                                                 ---------      ---------      ---------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (268,824)      (147,537)      (264,870)      (45,335)       (19,886)
Change From Unit Transactions:
   - Contract purchases                             75,456         32,317         56,434         9,020          8,883
   - Contract withdrawals                          (40,776)       (79,555)       (35,925)       (8,275)        (8,561)
   - Contract transfers                            (16,526)         4,526        (34,256)       21,261         (9,691)
                                                 ---------      ---------      ---------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 18,154        (42,712)       (13,747)       22,006         (9,369)
                                                 ---------      ---------      ---------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (250,670)      (190,249)      (278,617)      (23,329)       (29,255)
                                                 ---------      ---------      ---------      --------       --------
NET ASSETS AT DECEMBER 31, 2008                    357,218        191,468        270,320        49,148         55,946
Changes From Operations:
   - Net investment income (loss)                    5,639          3,213         (1,256)         (188)         3,528
   - Net realized gain (loss) on investments       (30,828)       (16,516)       (28,755)       (3,472)        (4,750)
   - Net change in unrealized appreciation or
     depreciation on investments                   128,625         75,494        103,036        23,843         22,838
                                                 ---------      ---------      ---------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       103,436         62,191         73,025        20,183         21,616
Change From Unit Transactions:
   - Contract purchases                             37,707         34,412         67,465         8,771          5,892
   - Contract withdrawals                          (43,402)       (12,748)       (53,463)       (6,002)        (7,583)
   - Contract transfers                            (17,731)       (13,506)        (9,830)         (835)       (19,857)
                                                 ---------      ---------      ---------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (23,426)         8,158          4,172         1,934        (21,548)
                                                 ---------      ---------      ---------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             80,010         70,349         77,197        22,117             68
                                                 ---------      ---------      ---------      --------       --------
NET ASSETS AT DECEMBER 31, 2009                  $ 437,228      $ 261,817      $ 347,517      $ 71,265       $ 56,014
                                                 =========      =========      =========      ========       ========

                                                                                             FTVIPT
                                               FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    FRANKLIN
                                                INVESTMENT      MID CAP       OVERSEAS       INCOME
                                                GRADE BOND   SERVICE CLASS  SERVICE CLASS  SECURITIES
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $283,461      $ 258,532      $ 213,486     $142,705
Changes From Operations:
   - Net investment income (loss)                   9,191           (551)         4,100        7,204
   - Net realized gain (loss) on investments       (1,082)        35,692         26,040          842
   - Net change in unrealized appreciation or
     depreciation on investments                  (19,207)      (172,916)      (122,355)     (73,945)
                                                 --------      ---------      ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (11,098)      (137,775)       (92,215)     (65,899)
Change From Unit Transactions:
   - Contract purchases                            16,327         66,259         55,300       38,255
   - Contract withdrawals                         (26,130)       (20,469)       (19,493)     (15,443)
   - Contract transfers                            (3,067)        83,022        (18,877)      86,389
                                                 --------      ---------      ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (12,870)       128,812         16,930      109,201
                                                 --------      ---------      ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (23,968)        (8,963)       (75,285)      43,302
                                                 --------      ---------      ---------     --------
NET ASSETS AT DECEMBER 31, 2008                   259,493        249,569        138,201      186,007
Changes From Operations:
   - Net investment income (loss)                  21,233            115          2,276       20,749
   - Net realized gain (loss) on investments         (396)       (10,381)       (18,906)     (19,665)
   - Net change in unrealized appreciation or
     depreciation on investments                   15,531        124,070         52,271       83,646
                                                 --------      ---------      ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       36,368        113,804         35,641       84,730
Change From Unit Transactions:
   - Contract purchases                             7,067         61,810         52,721      105,240
   - Contract withdrawals                         (33,059)       (25,683)       (21,674)     (29,196)
   - Contract transfers                             7,281         34,658        (25,000)      31,618
                                                 --------      ---------      ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (18,711)        70,785          6,047      107,662
                                                 --------      ---------      ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            17,657        184,589         41,688      192,392
                                                 --------      ---------      ---------     --------
NET ASSETS AT DECEMBER 31, 2009                  $277,150      $ 434,158      $ 179,889     $378,399
                                                 ========      =========      =========     ========

                                                   FTVIPT                                FTVIPT
                                                  FRANKLIN       FTVIPT      FTVIPT     TEMPLETON
                                               SMALL-MID CAP     MUTUAL     TEMPLETON    FOREIGN
                                                   GROWTH        SHARES      FOREIGN   SECURITIES
                                                 SECURITIES    SECURITIES  SECURITIES    CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 415,224     $ 199,616    $ 378,153   $ 131,551
Changes From Operations:
   - Net investment income (loss)                   (2,136)        6,849        5,623       1,908
   - Net realized gain (loss) on investments        39,894         5,132       23,738      12,356
   - Net change in unrealized appreciation or
     depreciation on investments                  (204,750)     (111,983)    (180,232)    (71,476)
                                                 ---------     ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (166,992)     (100,002)    (150,871)    (57,212)
Change From Unit Transactions:
   - Contract purchases                             59,151        44,773       28,116       9,748
   - Contract withdrawals                          (85,631)      (20,879)     (31,349)    (10,079)
   - Contract transfers                             19,009        72,377      (11,006)     13,071
                                                 ---------     ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (7,471)       96,271      (14,239)     12,740
                                                 ---------     ---------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (174,463)       (3,731)    (165,110)    (44,472)
                                                 ---------     ---------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                    240,761       195,885      213,043      87,079
Changes From Operations:
   - Net investment income (loss)                   (1,953)        3,934        6,313       2,460
   - Net realized gain (loss) on investments       (13,193)      (15,604)      (2,458)      1,666
   - Net change in unrealized appreciation or
     depreciation on investments                   125,231        70,754       67,288      29,163
                                                 ---------     ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       110,085        59,084       71,143      33,289
Change From Unit Transactions:
   - Contract purchases                             47,208        52,575       29,129      13,977
   - Contract withdrawals                          (42,222)      (22,837)     (36,847)     (9,313)
   - Contract transfers                              3,297        11,378       (6,981)    (21,580)
                                                 ---------     ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  8,283        41,116      (14,699)    (16,916)
                                                 ---------     ---------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            118,368       100,200       56,444      16,373
                                                 ---------     ---------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 359,129     $ 296,085    $ 269,487   $ 103,452
                                                 =========     =========    =========   =========

See accompanying notes.



                                                 FTVIPT      FTVIPT                  FTVIPT
                                                TEMPLETON   TEMPLETON    FTVIPT    TEMPLETON      JANUS
                                                 GLOBAL      GLOBAL     TEMPLETON    GROWTH       ASPEN
                                                  ASSET       BOND       GROWTH    SECURITIES    SERIES
                                               ALLOCATION  SECURITIES  SECURITIES   CLASS 2     BALANCED
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 53,232    $360,726    $ 379,389   $ 71,048    $ 337,034
Changes From Operations:
   - Net investment income (loss)                  5,240      11,401        4,259        572        5,073
   - Net realized gain (loss) on investments       4,534       7,664       15,931      1,861       28,927
   - Net change in unrealized appreciation or
     depreciation on investments                 (24,767)      3,387     (179,393)   (31,762)     (81,250)
                                                --------    --------    ---------   --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (14,993)     22,452     (159,203)   (29,329)     (47,250)
Change From Unit Transactions:
   - Contract purchases                            6,443      88,513       50,346      3,958       21,881
   - Contract withdrawals                         (6,067)    (38,077)     (53,252)    (5,432)     (70,232)
   - Contract transfers                            5,800     (29,871)      16,047     (2,546)     (19,891)
                                                --------    --------    ---------   --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                6,176      20,565       13,141     (4,020)     (68,242)
                                                --------    --------    ---------   --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (8,817)     43,017     (146,062)   (33,349)    (115,492)
                                                --------    --------    ---------   --------    ---------
NET ASSETS AT DECEMBER 31, 2008                   44,415     403,743      233,327     37,699      221,542
Changes From Operations:
   - Net investment income (loss)                  4,156      68,981        7,614        974        4,657
   - Net realized gain (loss) on investments     (18,339)      3,778      (14,270)    (1,644)       2,933
   - Net change in unrealized appreciation or
     depreciation on investments                  21,947      15,449       84,041     12,099       37,259
                                                --------    --------    ---------   --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       7,764      88,208       77,385     11,429       44,849
Change From Unit Transactions:
   - Contract purchases                            3,397      50,667       52,338      3,704       16,140
   - Contract withdrawals                        (32,813)    (50,865)     (34,096)    (3,800)     (56,557)
   - Contract transfers                              722     163,995        1,501        449          397
                                                --------    --------    ---------   --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (28,694)    163,797       19,743        353      (40,020)
                                                --------    --------    ---------   --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (20,930)    252,005       97,128     11,782        4,829
                                                --------    --------    ---------   --------    ---------
NET ASSETS AT DECEMBER 31, 2009                 $ 23,485    $655,748    $ 330,455   $ 49,481    $ 226,371
                                                ========    ========    =========   ========    =========

                                                                           JANUS
                                                 JANUS        JANUS        ASPEN
                                                 ASPEN        ASPEN       SERIES
                                                 SERIES      SERIES       GLOBAL      JANUS
                                                BALANCED   ENTERPRISE   TECHNOLOGY    ASPEN
                                                SERVICE      SERVICE      SERVICE     SERIES
                                                 SHARES      SHARES       SHARES    WORLDWIDE
                                               SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $292,968    $155,404     $ 35,379    $ 424,194
Changes From Operations:
   - Net investment income (loss)                  4,554      (1,007)        (186)       1,520
   - Net realized gain (loss) on investments      21,386       9,925          449        3,731
   - Net change in unrealized appreciation or
     depreciation on investments                 (75,554)    (81,380)     (15,416)    (188,936)
                                                --------    --------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (49,614)    (72,462)     (15,153)    (183,685)
Change From Unit Transactions:
   - Contract purchases                           32,268      15,141        2,357       34,475
   - Contract withdrawals                        (20,966)     (7,906)      (3,736)     (31,627)
   - Contract transfers                          (10,305)      3,765        2,161       (3,679)
                                                --------    --------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  997      11,000          782         (831)
                                                --------    --------     --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (48,617)    (61,462)     (14,371)    (184,516)
                                                --------    --------     --------    ---------
NET ASSETS AT DECEMBER 31, 2008                  244,351      93,942       21,008      239,678
Changes From Operations:
   - Net investment income (loss)                  5,593        (760)        (187)       1,805
   - Net realized gain (loss) on investments       8,974      (8,608)           5       (8,795)
   - Net change in unrealized appreciation or
     depreciation on investments                  45,404      42,268       11,347       92,219
                                                --------    --------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      59,971      32,900       11,165       85,229
Change From Unit Transactions:
   - Contract purchases                           29,067      12,756        2,174       26,899
   - Contract withdrawals                        (23,869)    (13,651)      (2,746)     (40,833)
   - Contract transfers                           23,866     (16,551)      (2,902)      (1,714)
                                                --------    --------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               29,064     (17,446)      (3,474)     (15,648)
                                                --------    --------     --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           89,035      15,454        7,691       69,581
                                                --------    --------     --------    ---------
NET ASSETS AT DECEMBER 31, 2009                 $333,386    $109,396     $ 28,699    $ 309,259
                                                ========    ========     ========    =========

                                                  JANUS
                                                  ASPEN                        LVIP
                                                 SERIES        LVIP           BARON
                                                WORLDWIDE      BARON          GROWTH        LVIP
                                                 SERVICE      GROWTH      OPPORTUNITIES    CAPITAL
                                                 SHARES    OPPORTUNITIES  SERVICE CLASS    GROWTH
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 78,670      $11,967       $203,632       $   --
Changes From Operations:
   - Net investment income (loss)                    123         (100)        (1,273)          --
   - Net realized gain (loss) on investments      (1,744)         678          9,034           --
   - Net change in unrealized appreciation or
     depreciation on investments                 (35,965)      (9,030)       (90,170)          --
                                                --------      -------       --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (37,586)      (8,452)       (82,409)          --
Change From Unit Transactions:
   - Contract purchases                            9,988        2,768         18,685           --
   - Contract withdrawals                         (9,004)      (1,278)       (37,163)          --
   - Contract transfers                            2,474        9,422         32,762           --
                                                --------      -------       --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                3,458       10,912         14,284           --
                                                --------      -------       --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (34,128)       2,460        (68,125)          --
                                                --------      -------       --------       ------
NET ASSETS AT DECEMBER 31, 2008                   44,542       14,427        135,507           --
Changes From Operations:
   - Net investment income (loss)                    214         (118)          (891)           2
   - Net realized gain (loss) on investments      (3,134)        (880)       (22,085)          12
   - Net change in unrealized appreciation or
     depreciation on investments                  19,059        6,710         62,473          325
                                                --------      -------       --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      16,139        5,712         39,497          339
Change From Unit Transactions:
   - Contract purchases                            7,817        2,697         40,210        2,609
   - Contract withdrawals                         (5,137)      (1,627)       (44,811)        (303)
   - Contract transfers                           (2,900)        (357)       (19,686)          15
                                                --------      -------       --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (220)         713        (24,287)       2,321
                                                --------      -------       --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS           15,919        6,425         15,210        2,660
                                                --------      -------       --------       ------
NET ASSETS AT DECEMBER 31, 2009                 $ 60,461      $20,852       $150,717       $2,660
                                                ========      =======       ========       ======

See accompanying notes.

                                                 LVIP
                                                COHEN &                                  LVIP        LVIP
                                                 STEERS         LVIP                   DELAWARE    DELAWARE
                                                 GLOBAL       COLUMBIA       LVIP     FOUNDATION    GROWTH
                                                  REAL         VALUE       DELAWARE   AGGRESSIVE      AND
                                                 ESTATE    OPPORTUNITIES     BOND     ALLOCATION    INCOME
                                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 34,040     $ 11,346     $2,262,482  $ 189,752    $ 42,000
Changes From Operations:
   - Net investment income (loss)                    492           72         81,193     13,936         575
   - Net realized gain (loss) on investments      (4,245)       7,432        (20,590)     6,641        (687)
   - Net change in unrealized appreciation or
     depreciation on investments                 (27,725)     (21,862)      (137,095)  (108,409)    (18,354)
                                                --------     --------     ----------  ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (31,478)     (14,358)       (76,492)   (87,832)    (18,466)
Change From Unit Transactions:
   - Contract purchases                           19,394       13,130        218,125     91,463      28,040
   - Contract withdrawals                         (5,410)      (2,870)      (341,694)   (13,272)     (5,806)
   - Contract transfers                           55,288       35,772       (231,015)    (5,811)      5,152
                                                --------     --------     ----------  ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               69,272       46,032       (354,584)    72,380      27,386
                                                --------     --------     ----------  ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           37,794       31,674       (431,076)   (15,452)      8,920
                                                --------     --------     ----------  ---------    --------
NET ASSETS AT DECEMBER 31, 2008                   71,834       43,020      1,831,406    174,300      50,920
Changes From Operations:
   - Net investment income (loss)                   (768)          (3)        76,084      1,903         436
   - Net realized gain (loss) on investments      (6,849)     (11,472)        (6,821)   (32,994)     (2,214)
   - Net change in unrealized appreciation or
     depreciation on investments                  70,718       23,017        263,902     83,290      15,384
                                                --------     --------     ----------  ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      63,101       11,542        333,165     52,199      13,606
Change From Unit Transactions:
   - Contract purchases                           38,528       11,523        276,704     25,873      20,481
   - Contract withdrawals                        (10,401)      (8,261)      (196,935)   (36,521)     (6,455)
   - Contract transfers                           27,293       (1,876)        19,831     (4,960)       (253)
                                                --------     --------     ----------  ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               55,420        1,386         99,600    (15,608)     13,773
                                                --------     --------     ----------  ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          118,521       12,928        432,765     36,591      27,379
                                                --------     --------     ----------  ---------    --------
NET ASSETS AT DECEMBER 31, 2009                 $190,355     $ 55,948     $2,264,171  $ 210,891    $ 78,299
                                                ========     ========     ==========  =========    ========



                                                  LVIP         LVIP                       LVIP
                                                DELAWARE     DELAWARE        LVIP        JANUS
                                                 SOCIAL       SPECIAL       GLOBAL      CAPITAL
                                                AWARENESS  OPPORTUNITIES    INCOME    APPRECIATION
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 73,508      $    --        $ --       $ 47,597
Changes From Operations:
   - Net investment income (loss)                    130           26          --             46
   - Net realized gain (loss) on investments       3,626            8          --            (28)
   - Net change in unrealized appreciation or
     depreciation on investments                 (30,965)        (267)         --        (26,180)
                                                --------      -------        ----       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (27,209)        (233)         --        (26,162)
Change From Unit Transactions:
   - Contract purchases                           11,686        3,312          --         12,691
   - Contract withdrawals                         (5,539)      (1,057)         --         (7,009)
   - Contract transfers                             (513)         (13)         --         15,543
                                                --------      -------        ----       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                5,634        2,242          --         21,225
                                                --------      -------        ----       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (21,575)       2,009          --         (4,937)
                                                --------      -------        ----       --------
NET ASSETS AT DECEMBER 31, 2008                   51,933        2,009          --         42,660
Changes From Operations:
   - Net investment income (loss)                     (8)          21          --            131
   - Net realized gain (loss) on investments       1,979           19          --         (1,039)
   - Net change in unrealized appreciation or
     depreciation on investments                  14,839          524          --         20,451
                                                --------      -------        ----       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      16,810          564          --         19,543
Change From Unit Transactions:
   - Contract purchases                           13,200        1,840          60         36,398
   - Contract withdrawals                         (5,674)        (811)        (12)        (8,527)
   - Contract transfers                            8,228          114          --          3,498
                                                --------      -------        ----       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               15,754        1,143          48         31,369
                                                --------      -------        ----       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           32,564        1,707          48         50,912
                                                --------      -------        ----       --------
NET ASSETS AT DECEMBER 31, 2009                 $ 84,497      $ 3,716        $ 48       $ 93,572
                                                ========      =======        ====       ========

                                                    LVIP                                  LVIP
                                                  MARSICO                    LVIP       MONDRIAN
                                               INTERNATIONAL   LVIP MFS     MID-CAP   INTERNATIONAL
                                                   GROWTH        VALUE       VALUE        VALUE
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 18,044     $ 23,468    $ 23,742     $ 557,964
Changes From Operations:
   - Net investment income (loss)                      975          463         (37)       22,428
   - Net realized gain (loss) on investments         6,547          228      (3,456)       17,108
   - Net change in unrealized appreciation or
     depreciation on investments                   (57,332)     (19,272)     (7,123)     (259,730)
                                                  --------     --------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (49,810)     (18,581)    (10,616)     (220,194)
Change From Unit Transactions:
   - Contract purchases                             14,064       14,596      15,135       136,288
   - Contract withdrawals                           (5,390)      (5,255)    (13,792)      (60,749)
   - Contract transfers                            102,617       40,587       8,692       (32,979)
                                                  --------     --------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                111,291       49,928      10,035        42,560
                                                  --------     --------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             61,481       31,347        (581)     (177,634)
                                                  --------     --------    --------     ---------
NET ASSETS AT DECEMBER 31, 2008                     79,525       54,815      23,161       380,330
Changes From Operations:
   - Net investment income (loss)                      194          737         (60)       12,736
   - Net realized gain (loss) on investments       (17,836)      (5,555)     (2,370)      (23,217)
   - Net change in unrealized appreciation or
     depreciation on investments                    44,587       26,123       9,556       109,385
                                                  --------     --------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        26,945       21,305       7,126        98,904
Change From Unit Transactions:
   - Contract purchases                             17,526       12,574      22,954        56,259
   - Contract withdrawals                          (11,095)      (9,891)    (37,241)      (51,785)
   - Contract transfers                            (24,966)      22,167       1,219        45,400
                                                  --------     --------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (18,535)      24,850     (13,068)       49,874
                                                  --------     --------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,410       46,155      (5,942)      148,778
                                                  --------     --------    --------     ---------
NET ASSETS AT DECEMBER 31, 2009                   $ 87,935     $100,970    $ 17,219     $ 529,108
                                                  ========     ========    ========     =========

See accompanying notes.

                                                   LVIP        LVIP         LVIP SSgA       LVIP SSgA     LVIP SSgA
                                                   MONEY    SSgA BOND       DEVELOPED        EMERGING   INTERNATIONAL
                                                  MARKET      INDEX     INTERNATIONAL 150  MARKETS 100      INDEX
                                                SUBACCOUNT  SUBACCOUNT     SUBACCOUNT       SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 4,438,909   $    --         $    --         $    --        $   --
Changes From Operations:
   - Net investment income (loss)                   77,255        31              --              42             1
   - Net realized gain (loss) on investments            23        30              --             (33)           --
   - Net change in unrealized appreciation or
     depreciation on investments                         5       294              --            (234)           25
                                               -----------   -------         -------         -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        77,283       355              --            (225)           26
Change From Unit Transactions:
   - Contract purchases                          5,539,514     6,796              --           6,981            --
   - Contract withdrawals                       (1,090,686)   (1,252)             --          (1,231)           (1)
   - Contract transfers                         (2,845,494)     (361)             --             (63)          270
                                               -----------   -------         -------         -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,603,334     5,183              --           5,687           269
                                               -----------   -------         -------         -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,680,617     5,538              --           5,462           295
                                               -----------   -------         -------         -------        ------
NET ASSETS AT DECEMBER 31, 2008                  6,119,526     5,538              --           5,462           295
Changes From Operations:
   - Net investment income (loss)                  (22,952)      888             247             443            36
   - Net realized gain (loss) on investments            70       292           3,372           4,518           185
   - Net change in unrealized appreciation or
     depreciation on investments                        28     1,109             135           7,653           926
                                               -----------   -------         -------         -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (22,854)    2,289           3,754          12,614         1,147
Change From Unit Transactions:
   - Contract purchases                          1,413,523    16,361             801          13,300         1,824
   - Contract withdrawals                       (1,778,932)   (5,134)           (135)         (5,073)         (457)
   - Contract transfers                         (1,149,755)   52,324          16,739          29,523         1,158
                                               -----------   -------         -------         -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,515,164)   63,551          17,405          37,750         2,525
                                               -----------   -------         -------         -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,538,018)   65,840          21,159          50,364         3,672
                                               -----------   -------         -------         -------        ------
NET ASSETS AT DECEMBER 31, 2009                $ 4,581,508   $71,378         $21,159         $55,826        $3,967
                                               ===========   =======         =======         =======        ======

                                                               LVIP SSgA  LVIP SSgA    LVIP SSgA
                                                 LVIP SSgA      S&P 500   SMALL-CAP    SMALL-MID
                                               LARGE CAP 100     INDEX      INDEX      CAP 200
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $    --      $ 173,977   $ 54,594     $   --
Changes From Operations:
   - Net investment income (loss)                      --          4,732        449          1
   - Net realized gain (loss) on investments           --        (23,893)       322         (3)
   - Net change in unrealized appreciation or
     depreciation on investments                       --        (44,809)   (28,272)       (33)
                                                  -------      ---------   --------     ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --        (63,970)   (27,501)       (35)
Change From Unit Transactions:
   - Contract purchases                                --        147,969     38,054         --
   - Contract withdrawals                              --       (130,097)   (33,668)        (8)
   - Contract transfers                                --         22,511     42,617        138
                                                  -------      ---------   --------     ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --         40,383     47,003        130
                                                  -------      ---------   --------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --        (23,587)    19,502         95
                                                  -------      ---------   --------     ------
NET ASSETS AT DECEMBER 31, 2008                        --        150,390     74,096         95
Changes From Operations:
   - Net investment income (loss)                      52            366        (13)        27
   - Net realized gain (loss) on investments           96        (28,043)   (13,101)     1,956
   - Net change in unrealized appreciation or
     depreciation on investments                    1,014         55,692     28,618        869
                                                  -------      ---------   --------     ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        1,162         28,015     15,504      2,852
Change From Unit Transactions:
   - Contract purchases                             5,417        199,370     50,782        424
   - Contract withdrawals                          (1,076)      (283,248)   (75,379)      (271)
   - Contract transfers                               876         15,953        816        191
                                                  -------      ---------   --------     ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 5,217        (67,925)   (23,781)       344
                                                  -------      ---------   --------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,379        (39,910)    (8,277)     3,196
                                                  -------      ---------   --------     ------
NET ASSETS AT DECEMBER 31, 2009                   $ 6,379      $ 110,480   $ 65,819     $3,291
                                                  =======      =========   ========     ======

                                                                  LVIP
                                                   LVIP       T. ROWE PRICE                 LVIP
                                               T. ROWE PRICE    STRUCTURED      LVIP       TURNER
                                                  GROWTH         MID-CAP      TEMPLETON    MID-CAP
                                                   STOCK          GROWTH       GROWTH      GROWTH
                                                SUBACCOUNT      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 44,451       $ 79,649      $ 37,401    $ 45,388
Changes From Operations:
   - Net investment income (loss)                    (139)          (698)          706        (196)
   - Net realized gain (loss) on investments       (5,480)         1,891           203      (3,747)
   - Net change in unrealized appreciation or
     depreciation on investments                  (19,660)       (59,310)      (20,684)    (11,308)
                                                 --------       --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (25,279)       (58,117)      (19,775)    (15,251)
Change From Unit Transactions:
   - Contract purchases                            31,755         76,394         4,817      16,088
   - Contract withdrawals                         (30,686)       (12,677)       (3,052)    (15,696)
   - Contract transfers                            33,863          4,716        15,828     (11,476)
                                                 --------       --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                34,932         68,433        17,593     (11,084)
                                                 --------       --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             9,653         10,316        (2,182)    (26,335)
                                                 --------       --------      --------    --------
NET ASSETS AT DECEMBER 31, 2008                    54,104         89,965        35,219      19,053
Changes From Operations:
   - Net investment income (loss)                    (240)          (488)          666        (105)
   - Net realized gain (loss) on investments      (10,991)       (11,494)       (4,857)     (4,020)
   - Net change in unrealized appreciation or
     depreciation on investments                   21,612         49,855        17,856       9,556
                                                 --------       --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       10,381         37,873        13,665       5,431
Change From Unit Transactions:
   - Contract purchases                            48,571         17,954        13,708      20,675
   - Contract withdrawals                         (80,144)       (24,790)       (4,684)    (36,022)
   - Contract transfers                           (11,649)         2,403         1,095        (126)
                                                 --------       --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (43,222)        (4,433)       10,119     (15,473)
                                                 --------       --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (32,841)        33,440        23,784     (10,042)
                                                 --------       --------      --------    --------
NET ASSETS AT DECEMBER 31, 2009                  $ 21,263       $123,405      $ 59,003    $  9,011
                                                 ========       ========      ========    ========

See accompanying notes.


                                                  LVIP
                                               WELLS FARGO      LVIP           LVIP           LVIP           LVIP
                                                INTRINSIC   WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040
                                                  VALUE        PROFILE        PROFILE        PROFILE        PROFILE
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $139,739      $     --       $     --       $     --       $     13
Changes From Operations:
   - Net investment income (loss)                  1,113            --          1,137            911             61
   - Net realized gain (loss) on investments        (704)           --           (401)        (1,233)          (329)
   - Net change in unrealized appreciation or
     depreciation on investments                 (51,121)           --        (18,097)       (36,531)       (14,277)
                                                --------      --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (50,712)           --        (17,361)       (36,853)       (14,545)
Change From Unit Transactions:
   - Contract purchases                           31,133            --         33,950          6,590          2,431
   - Contract withdrawals                        (32,497)           --         (6,003)        (8,418)        (2,062)
   - Contract transfers                            1,786            --         82,750        223,666        170,187
                                                --------      --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  422            --        110,697        221,838        170,556
                                                --------      --------       --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (50,290)           --         93,336        184,985        156,011
                                                --------      --------       --------       --------       --------
NET ASSETS AT DECEMBER 31, 2008                   89,449            --         93,336        184,985        156,024
Changes From Operations:
   - Net investment income (loss)                    223         1,073          2,535          2,296          1,376
   - Net realized gain (loss) on investments     (16,238)        1,175          2,540          5,861          2,338
   - Net change in unrealized appreciation or
     depreciation on investments                  31,364        11,442         34,125         47,114         45,299
                                                --------      --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      15,349        13,690         39,200         55,271         49,013
Change From Unit Transactions:
   - Contract purchases                           40,528        79,971        101,355         44,313         29,101
   - Contract withdrawals                        (69,526)      (10,884)       (23,515)       (54,857)       (15,428)
   - Contract transfers                            1,154           360         (2,333)        (8,806)        10,489
                                                --------      --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (27,844)       69,447         75,507        (19,350)        24,162
                                                --------      --------       --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (12,495)       83,137        114,707         35,921         73,175
                                                --------      --------       --------       --------       --------
NET ASSETS AT DECEMBER 31, 2009                 $ 76,954      $ 83,137       $208,043       $220,906       $229,199
                                                ========      ========       ========       ========       ========

                                                                                        LVIP
                                                  LVIP         LVIP         LVIP      WILSHIRE
                                                WILSHIRE     WILSHIRE     WILSHIRE   MODERATELY
                                               AGGRESSIVE  CONSERVATIVE   MODERATE   AGGRESSIVE
                                                PROFILE      PROFILE      PROFILE      PROFILE
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 282,444     $ 77,511    $  547,012  $1,499,631
Changes From Operations:
   - Net investment income (loss)                    859          587        10,923       7,652
   - Net realized gain (loss) on investments      (6,228)      (5,094)       10,085     (11,338)
   - Net change in unrealized appreciation or
     depreciation on investments                (174,390)      (5,258)     (233,397)   (581,039)
                                               ---------     --------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (179,759)      (9,765)     (212,389)   (584,725)
Change From Unit Transactions:
   - Contract purchases                          150,583        5,075       166,520     446,228
   - Contract withdrawals                        (43,294)     (33,286)      (64,677)   (397,293)
   - Contract transfers                          150,497      (34,519)      238,498     254,188
                                               ---------     --------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              257,786      (62,730)      340,341     303,123
                                               ---------     --------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           78,027      (72,495)      127,952    (281,602)
                                               ---------     --------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2008                  360,471        5,016       674,964   1,218,029
Changes From Operations:
   - Net investment income (loss)                 28,554          558        37,417      66,533
   - Net realized gain (loss) on investments      (3,242)          78       (31,779)     11,874
   - Net change in unrealized appreciation or
     depreciation on investments                  85,519        1,930       215,677     332,870
                                               ---------     --------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     110,831        2,566       221,315     411,277
Change From Unit Transactions:
   - Contract purchases                          129,116        9,301       350,625     552,398
   - Contract withdrawals                        (44,031)      (2,546)      (99,759)   (187,827)
   - Contract transfers                          (17,822)       6,367         7,828      67,567
                                               ---------     --------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               67,263       13,122       258,694     432,138
                                               ---------     --------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          178,094       15,688       480,009     843,415
                                               ---------     --------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                $ 538,565     $ 20,704    $1,154,973  $2,061,444
                                               =========     ========    ==========  ==========

                                                   M FUND        M FUND       M FUND
                                                  BRANDES       BUSINESS     FRONTIER      M FUND
                                               INTERNATIONAL  OPPORTUNITY     CAPITAL    M LARGE CAP
                                                   EQUITY        VALUE     APPRECIATION    GROWTH
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $1,419       $   --         $ --        $   --
Changes From Operations:
   - Net investment income (loss)                      60           --           --            --
   - Net realized gain (loss) on investments          141           --           --            --
   - Net change in unrealized appreciation or
     depreciation on investments                     (903)          --           --            --
                                                   ------       ------         ----        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (702)          --           --            --
Change From Unit Transactions:
   - Contract purchases                               463           --           --            --
   - Contract withdrawals                            (156)          --           --            --
   - Contract transfers                               407           --           --            --
                                                   ------       ------         ----        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   714           --           --            --
                                                   ------       ------         ----        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                12           --           --            --
                                                   ------       ------         ----        ------
NET ASSETS AT DECEMBER 31, 2008                     1,431           --           --            --
Changes From Operations:
   - Net investment income (loss)                      56           (2)          (1)           (2)
   - Net realized gain (loss) on investments         (165)           2            2             2
   - Net change in unrealized appreciation or
     depreciation on investments                      533          119           88           124
                                                   ------       ------         ----        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          424          119           89           124
Change From Unit Transactions:
   - Contract purchases                                72           --           --            --
   - Contract withdrawals                            (183)         (47)         (24)          (47)
   - Contract transfers                             1,190        1,788          894         1,788
                                                   ------       ------         ----        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 1,079        1,741          870         1,741
                                                   ------       ------         ----        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,503        1,860          959         1,865
                                                   ------       ------         ----        ------
NET ASSETS AT DECEMBER 31, 2009                    $2,934       $1,860         $959        $1,865
                                                   ======       ======         ====        ======

See accompanying notes.



                                                   MFS                     MFS                     NB
                                                   VIT         MFS         VIT         MFS         AMT
                                                  CORE         VIT        TOTAL        VIT       MID-CAP
                                                 EQUITY      GROWTH      RETURN     UTILITIES    GROWTH
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 23,364   $ 697,185   $1,220,603  $1,385,076  $1,531,432
Changes From Operations:
   - Net investment income (loss)                     12      (3,086)      25,684       9,060      (8,968)
   - Net realized gain (loss) on investments         536      18,442       28,327     179,308      10,577
   - Net change in unrealized appreciation or
     depreciation on investments                  (9,011)   (253,477)    (348,961)   (755,013)   (673,435)
                                                --------   ---------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (8,463)   (238,121)    (294,950)   (566,645)   (671,826)
Change From Unit Transactions:
   - Contract purchases                            2,577      60,166      164,435     150,531     114,397
   - Contract withdrawals                         (1,012)    (87,903)    (133,275)    (92,903)    (87,001)
   - Contract transfers                           (5,000)    (35,821)     (19,357)     53,449     (34,510)
                                                --------   ---------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (3,435)    (63,558)      11,803     111,077      (7,114)
                                                --------   ---------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (11,898)   (301,679)    (283,147)   (455,568)   (678,940)
                                                --------   ---------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2008                   11,466     395,506      937,456     929,508     852,492
Changes From Operations:
   - Net investment income (loss)                    119      (1,910)      25,370      41,953      (6,366)
   - Net realized gain (loss) on investments         (67)    (14,164)     (60,012)    (41,979)    (16,619)
   - Net change in unrealized appreciation or
     depreciation on investments                   3,479     149,046      174,987     294,065     270,632
                                                --------   ---------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       3,531     132,972      140,345     294,039     247,647
Change From Unit Transactions:
   - Contract purchases                              577      56,518      141,215     116,952     101,438
   - Contract withdrawals                         (2,304)   (115,697)    (195,199)   (132,420)   (125,172)
   - Contract transfers                               --       2,640         (665)    (11,615)    (27,738)
                                                --------   ---------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (1,727)    (56,539)     (54,649)    (27,083)    (51,472)
                                                --------   ---------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,804      76,433       85,696     266,956     196,175
                                                --------   ---------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                 $ 13,270   $ 471,939   $1,023,152  $1,196,464  $1,048,667
                                                ========   =========   ==========  ==========  ==========

                                                                           PIMCO
                                                                            VIT         PREMIER
                                                                          COMMODITY       VIT
                                                   NB          NB        REAL RETURN     OPCAP
                                                  AMT          AMT     ADMINISTRATIVE    GLOBAL
                                                PARTNERS     REGENCY        CLASS        EQUITY
                                               SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 212,698   $ 337,644       $    --     $ 140,550
Changes From Operations:
   - Net investment income (loss)                   (333)      1,740            --         2,060
   - Net realized gain (loss) on investments      24,615      (6,427)           --        (7,375)
   - Net change in unrealized appreciation or
     depreciation on investments                (121,664)   (150,812)           --        (2,094)
                                               ---------   ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (97,382)   (155,499)           --        (7,409)
Change From Unit Transactions:
   - Contract purchases                              550      30,505            --           293
   - Contract withdrawals                        (34,492)    (21,640)           --          (870)
   - Contract transfers                            6,986      14,294            --      (132,564)
                                               ---------   ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (26,956)     23,159            --      (133,141)
                                               ---------   ---------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (124,338)   (132,340)           --      (140,550)
                                               ---------   ---------       -------     ---------
NET ASSETS AT DECEMBER 31, 2008                   88,360     205,304            --            --
Changes From Operations:
   - Net investment income (loss)                  2,194       2,633           501            --
   - Net realized gain (loss) on investments      (4,393)    (15,675)        1,354            --
   - Net change in unrealized appreciation or
     depreciation on investments                  52,975     101,811          (432)           --
                                               ---------   ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      50,776      88,769         1,423            --
Change From Unit Transactions:
   - Contract purchases                            1,567      28,082            40            --
   - Contract withdrawals                         (6,780)    (16,549)         (229)           --
   - Contract transfers                          (24,387)    (42,702)       15,574            --
                                               ---------   ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (29,600)    (31,169)       15,385            --
                                               ---------   ---------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           21,176      57,600        16,808            --
                                               ---------   ---------       -------     ---------
NET ASSETS AT DECEMBER 31, 2009                $ 109,536   $ 262,904       $16,808     $      --
                                               =========   =========       =======     =========

                                                              PUTNAM      PUTNAM
                                                PREMIER         VT          VT
                                                  VIT         GLOBAL     GROWTH &
                                                 OPCAP     HEALTH CARE    INCOME
                                                MANAGED      CLASS IB    CLASS IB
                                               SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 54,060    $ 63,002     $ 34,478
Changes From Operations:
   - Net investment income (loss)                  1,058        (447)         366
   - Net realized gain (loss) on investments       2,633       2,845        4,636
   - Net change in unrealized appreciation or
     depreciation on investments                 (19,316)    (12,484)     (18,269)
                                                --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (15,625)    (10,086)     (13,267)
Change From Unit Transactions:
   - Contract purchases                            4,179      10,073          337
   - Contract withdrawals                         (3,257)     (4,106)      (1,489)
   - Contract transfers                             (890)    (11,489)          54
                                                --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   32      (5,522)      (1,098)
                                                --------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (15,593)    (15,608)     (14,365)
                                                --------    --------     --------
NET ASSETS AT DECEMBER 31, 2008                   38,467      47,394       20,113
Changes From Operations:
   - Net investment income (loss)                    651        (443)         250
   - Net realized gain (loss) on investments      (1,595)      5,455       (6,527)
   - Net change in unrealized appreciation or
     depreciation on investments                   9,595       7,709        9,216
                                                --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       8,651      12,721        2,939
Change From Unit Transactions:
   - Contract purchases                            4,356      10,141          201
   - Contract withdrawals                         (3,556)     (4,574)        (867)
   - Contract transfers                             (171)     (3,728)      (6,771)
                                                --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  629       1,839       (7,437)
                                                --------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            9,280      14,560       (4,498)
                                                --------    --------     --------
NET ASSETS AT DECEMBER 31, 2009                 $ 47,747    $ 61,954     $ 15,615
                                                ========    ========     ========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of LNY. The Variable Account consists of fourteen products that are listed below:

     -    VUL-I
     -    Lincoln VUL(CV)
     -    Lincoln VUL(CV)-II
     -    Lincoln VUL(CV)-III
     -    Lincoln VUL(CV)-IV
     -    Lincoln VUL(DB)
     -    Lincoln VUL(DB)-II
     -    Lincoln VUL(DB)-IV
     -    Lincoln VUL(ONE)
     -    Lincoln Momentum VUL(ONE)
     -    Lincoln VUL(ONE) 2005
     -    Lincoln Momentum VUL(ONE) 2005
     -    Lincoln VUL(ONE) 2007
     -    Lincoln AssetEdge VUL

The assets of the Variable Account are owned by LNY. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of LNY.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred six mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation (Series I)
     AIM V.I. Core Equity Fund (Series I)
     AIM V.I. Diversified Income Fund (Series I)
     AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Portfolio (Class A)
     ABVPSF Growth and Income Portfolio (Class A)
     ABVPSF International Value Portfolio (Class A)
     ABVPSF Large Cap Growth Portfolio (Class A)
     ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
     American Funds Global Growth Fund (Class 2)
     American Funds Global Small Capitalization Fund (Class 2)
     American Funds Growth Fund (Class 2)
     American Funds Growth-Income Fund (Class 2)
     American Funds International Fund (Class 2)

BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Fund (Class I)

Delaware VIP Trust (Delaware VIP)*:
     Delaware VIP Diversified Income Series (Standard Class)
     Delaware VIP Emerging Markets Series (Standard Class)
     Delaware VIP High Yield Series (Standard Class)
     Delaware VIP Limited-Term Diversified Income Series (Standard Class) Delaware VIP REIT Series (Standard Class)
     Delaware VIP Small Cap Value Series (Standard Class)
     Delaware VIP Trend Series (Standard Class)
     Delaware VIP U.S. Growth Series (Standard Class)
     Delaware VIP Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Fund (Class A)
     DWS VIP Equity 500 Index Fund (Class A)
     DWS VIP Small Cap Index Fund (Class A)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Portfolio (Service Class)
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Equity-Income Portfolio (Service Class)
     Fidelity VIP Growth Portfolio (Service Class)
     Fidelity VIP Growth Opportunities Portfolio (Service Class)
     Fidelity VIP High Income Portfolio (Service Class)
     Fidelity VIP Investment Grade Bond Portfolio
     Fidelity VIP Mid Cap Portfolio (Service Class)
     Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Fund (Class 1)
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1) FTVIPT Mutual Shares Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 2)

     FTVIPT Templeton Global Asset Allocation Fund (Class 1) FTVIPT Templeton Global Bond Securities Fund (Class 1) FTVIPT Templeton Growth Securities Fund (Class 1) FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Balanced Portfolio (Service Shares)
     Janus Aspen Series Enterprise Portfolio (Service Shares)
     Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Worldwide Portfolio
     Janus Aspen Series Worldwide Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA S&P 500 Index Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Wells Fargo Intrinsic Value Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
     M Fund Brandes International Equity Fund
     M Fund Business Opportunity Value Fund
     M Fund Frontier Capital Appreciation Fund
     M Fund M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series (Initial Class)
     MFS VIT Growth Series (Initial Class)
     MFS VIT Total Return Series (Initial Class)
     MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio (I Class)
     NB AMT Partners Portfolio (I Class)
     NB AMT Regency Portfolio (I Class)

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Fund (Administrative Class)

Premier Variable Insurance Trust (Premier VIT):
     Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Fund (Class IB)
     Putnam VT Growth & Income Fund (Class IB)

*    Denotes an affiliate of LNY.

As of December 31, 2009, Delaware VIP Trust was an affiliate of LNY. On January 4, 2010, Lincoln National Corporation (the parent of LNY) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subac-counts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners. Accordingly, the 2008 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2008, the Premier VIT OPCAP Global Equity Portfolio ceased to be available as an investment option to contract owners.

During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fourteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2009 and 2008, amounted to $476,376 and $709,460, respectively.

LNY charges a monthly administrative fee which varies by product and policy year, refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2009 and 2008, totaled $470,056 and $422,062, respectively.

LNY assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $3,391,170 and $3,366,194, respectively.

Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2009 and 2008, no transfer fees were deducted from the variable subaccounts.

LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2009 and 2008, surrender charges and partial surrender administrative charges totaled $269,805 and $483,980, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2009                 0.75%    0.90%   $   3.78  $  11.75      153,053  $1,052,733      19.99%     20.18%       0.67%
            2008                 0.75%    0.90%       3.15      9.78      157,769     907,854     -43.01%    -42.92%       0.00%
            2007                 0.75%    0.90%       5.51     17.13      153,234   1,557,585      11.01%     11.18%       0.00%
            2006                 0.75%    0.90%      10.82     10.82      148,794   1,368,085       5.45%      5.45%       0.08%
            2005                 0.80%    0.80%      10.26     10.26       32,371     332,030       7.97%      7.97%       0.06%
AIM V.I. CORE EQUITY
            2009                 0.75%    0.90%       7.30     14.44      197,207   1,647,897      27.15%     27.34%       1.87%
            2008                 0.75%    0.90%       5.73     11.34      221,823   1,453,381     -30.77%    -30.66%       2.24%
            2007                 0.75%    0.90%       8.26     16.36      218,450   2,063,574       7.14%      7.31%       1.12%
            2006       4/28/06   0.75%    0.90%       7.70     15.24      216,356   1,906,688       8.50%      8.61%       0.56%
AIM V.I. DIVERSIFIED INCOME
            2009                 0.80%    0.80%      11.36     11.36       17,308     196,697      10.19%     10.19%      10.03%
            2008                 0.80%    0.80%      10.31     10.31       19,540     201,522     -16.40%    -16.40%       9.10%
            2007                 0.80%    0.80%      12.34     12.34       20,985     258,887       0.91%      0.91%       7.22%
            2006                 0.80%    0.80%      12.22     12.22       22,125     270,478       3.65%      3.65%       6.09%
            2005                 0.80%    0.80%      11.79     11.79       23,657     279,034       2.08%      2.08%       6.55%
AIM V.I. INTERNATIONAL GROWTH
            2009                 0.75%    0.90%      10.73     21.36       23,716     408,934      34.03%     34.23%       1.55%
            2008                 0.75%    0.90%       7.99     15.91       24,263     310,990     -40.92%    -40.83%       0.56%
            2007                 0.75%    0.90%      13.51     26.89       24,371     523,568      13.69%     13.86%       0.41%
            2006                 0.75%    0.90%      11.86     23.61       24,371     456,452      27.08%     27.28%       1.07%
            2005                 0.75%    0.90%       9.32     18.55       23,042     348,780      16.87%     17.05%       1.35%
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2009                 0.10%    0.90%      10.37     15.92       28,355     337,520      52.11%     52.72%       0.00%
            2008                 0.50%    0.90%       6.81     10.45       29,428     229,844     -47.84%    -47.63%       0.00%
            2007                 0.50%    0.90%      13.03     20.00       12,972     199,458      19.12%     19.60%       0.00%
            2006                 0.50%    0.90%      10.92     16.77        5,125      69,184       7.66%      8.10%       0.00%
            2005                 0.50%    0.90%      10.13     15.55        2,377      32,191       2.94%      3.09%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2009                 0.10%    0.90%       9.27     12.91       49,652     506,097      19.74%     20.22%       4.13%
            2008                 0.50%    0.90%       7.71     10.76       54,381     467,960     -41.14%    -40.90%       2.20%
            2007                 0.50%    0.90%      13.05     18.26       46,140     681,295       4.18%      4.59%       1.44%
            2006                 0.50%    0.90%      12.47     17.50       35,113     511,844      16.23%     16.74%       1.37%
            2005                 0.50%    0.90%      11.74     15.03       28,577     369,915       3.93%      4.34%       1.50%
ABVPSF INTERNATIONAL VALUE CLASS A
            2009                 0.10%    0.90%       7.74      7.85       34,431     267,681      33.47%     34.01%       1.36%
            2008                 0.50%    0.90%       5.80      5.86       35,112     205,077     -53.61%    -53.42%       1.10%
            2007                 0.50%    0.90%      12.50     12.58       20,247     254,029       4.89%      5.31%       0.91%
            2006       7/24/06   0.50%    0.90%      11.92     11.95        5,506      65,698       7.56%     20.88%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2009                 0.50%    0.90%      10.21     12.70        9,476     105,643      36.28%     36.83%       0.16%
            2008                 0.50%    0.90%       7.49      9.30        8,204      66,887     -40.20%    -39.96%       0.00%
            2007                 0.50%    0.90%      12.52     15.54       10,350     137,764      12.90%     13.35%       0.00%
            2006                 0.50%    0.90%      11.09     13.74        9,158     108,817      -1.34%     -0.94%       0.00%
            2005                 0.50%    0.90%      11.24     13.91        8,735     104,913      14.11%     14.58%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2009                 0.10%    0.90%      11.79     19.70       32,856     448,130      41.55%     42.15%       1.08%
            2008                 0.50%    0.90%       8.29     13.89       26,836     267,565     -36.15%    -35.90%       0.71%
            2007                 0.50%    0.90%      12.94     21.73       24,231     399,464       0.79%      1.20%       0.87%
            2006                 0.50%    0.90%      12.79     21.53       20,559     342,002      13.40%     13.85%       0.40%
            2005                 0.50%    0.90%      12.96     18.95       12,699     204,501       5.96%      6.42%       0.75%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION
            2009                 0.10%    0.90%   $  11.94  $  12.94       53,233  $  653,850       9.46%      9.90%       2.10%
            2008                 0.50%    0.90%      10.90     11.77       34,862     392,823      -2.16%     -1.77%       5.18%
            2007                 0.50%    0.90%      11.10     11.98       43,578     501,541       8.69%      9.12%       4.80%
            2006                 0.50%    0.90%      10.17     10.98       34,663     368,935       0.97%      1.38%       3.47%
            2005                 0.50%    0.90%      10.76     10.79       20,023     213,822       0.90%      1.05%       4.85%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.10%    0.90%      13.98     15.63       57,079     817,024      41.03%     41.59%       1.48%
            2008                 0.50%    0.90%       9.87     11.04       54,184     556,200     -38.94%    -38.70%       2.20%
            2007                 0.50%    0.90%      16.10     18.01       36,420     609,587      13.82%     14.28%       3.30%
            2006                 0.50%    0.90%      14.09     15.76       16,807     253,889      19.30%     19.83%       0.77%
            2005                 0.50%    0.90%      13.06     13.10       12,018     155,026      13.06%     13.21%       0.65%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2009                 0.10%    0.90%      13.64     24.84       79,008   1,214,359      59.85%     60.49%       0.28%
            2008                 0.50%    0.90%       8.52     15.52       79,690     768,134     -53.94%    -53.75%       0.00%
            2007                 0.50%    0.90%      18.47     33.64       60,242   1,267,062      20.34%     20.82%       3.02%
            2006                 0.50%    0.90%      15.32     27.91       47,770     873,496      22.91%     23.44%       0.46%
            2005                 0.50%    0.90%      12.45     22.67       19,346     314,712      24.23%     24.73%       0.94%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.10%    0.90%       8.40     16.09      378,040   4,357,191      38.16%     38.73%       0.67%
            2008                 0.50%    0.90%       6.07     11.63      379,205   3,131,467     -44.47%    -44.25%       0.88%
            2007                 0.50%    0.90%      10.92     20.91      327,806   4,834,418      11.34%     11.79%       0.87%
            2006                 0.50%    0.90%       9.79     18.75      251,487   3,341,576       9.23%      9.67%       0.85%
            2005                 0.50%    0.90%       8.95     17.14      194,410   2,326,561      15.15%     15.61%       0.73%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.10%    0.90%      10.57     14.83      295,753   3,339,574      30.06%     30.59%       1.67%
            2008                 0.50%    0.90%       8.09     11.39      282,166   2,468,489     -38.41%    -38.16%       1.76%
            2007                 0.50%    0.90%      13.08     18.46      276,684   3,943,876       4.10%      4.52%       1.76%
            2006                 0.50%    0.90%      12.52     17.70      199,951   2,808,901      14.17%     14.63%       1.70%
            2005                 0.50%    0.90%      11.70     15.48      134,121   1,715,634       4.88%      5.30%       1.46%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.10%    0.90%      14.35     22.60      138,716   2,282,616      41.79%     42.36%       1.57%
            2008                 0.50%    0.90%      10.08     15.91      138,470   1,625,445     -42.64%    -42.41%       2.26%
            2007                 0.50%    0.90%      17.50     27.71      107,330   2,259,734      18.95%     19.42%       1.66%
            2006                 0.50%    0.90%      14.65     23.26       76,946   1,456,693      17.91%     18.38%       1.79%
            2005                 0.50%    0.90%      14.69     19.69       59,664     999,614      20.41%     20.90%       2.06%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009       8/24/09   0.60%    0.90%      11.64     11.67       22,059     257,006       0.60%      7.95%       2.10%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.10%    0.90%      13.72     15.08       59,141     828,991      25.82%     26.33%       5.60%
            2008                 0.50%    0.90%      10.91     11.93       44,364     495,519      -5.41%     -5.02%       4.02%
            2007                 0.50%    0.90%      11.51     12.56       47,659     562,081       6.67%      7.10%       2.98%
            2006                 0.50%    0.90%      10.75     11.73       30,387     340,024       6.94%      7.38%       1.36%
            2005                 0.50%    0.90%      10.88     10.93       13,539     145,415      -1.19%     -0.94%       0.82%
DELAWARE VIP EMERGING MARKETS
            2009                 0.10%    0.90%      18.76     42.01       66,774   1,576,932      76.52%     77.23%       1.26%
            2008                 0.50%    0.90%      10.58     23.80       73,473   1,028,268     -51.99%    -51.80%       1.56%
            2007                 0.50%    0.90%      21.96     49.57       58,039   1,778,275      37.61%     38.16%       1.53%
            2006                 0.50%    0.90%      15.89     36.02       53,300   1,200,329      26.00%     26.50%       1.02%
            2005                 0.50%    0.90%      17.58     28.59       39,460     717,388      26.34%     26.85%       0.15%
DELAWARE VIP HIGH YIELD
            2009                 0.10%    0.90%      13.35     20.66       51,756     793,299      47.64%     48.23%       7.12%
            2008                 0.50%    0.90%       9.04     13.97       44,599     477,581     -24.85%    -24.55%       8.67%
            2007                 0.50%    0.90%      12.03     18.57       49,570     716,488       1.87%      2.28%       6.28%
            2006                 0.50%    0.90%      11.81     18.20       39,018     581,179      11.44%     11.89%       5.80%
            2005                 0.50%    0.90%      11.75     16.31       25,749     381,255       2.66%      3.07%       6.83%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
            2009                 0.10%    0.90%   $  12.01  $  12.15        7,323  $   86,987      11.95%     12.25%       3.59%
            2008                 0.50%    0.75%      10.73     10.83        2,081      22,356      -1.03%     -0.82%       4.68%
            2007                 0.50%    0.75%      10.84     10.84        1,886      20,459       3.69%      3.69%       4.79%
            2006       2/28/06   0.75%    0.90%      10.43     10.46        2,011      21,027       3.30%      3.51%       3.89%
DELAWARE VIP REIT
            2009                 0.50%    0.90%       9.69     20.01       61,045     777,000      22.21%     22.73%       4.66%
            2008                 0.50%    0.90%       7.90     16.35       56,993     593,654     -35.64%    -35.36%       2.40%
            2007                 0.50%    0.90%      12.22     25.37       53,000     891,007     -14.71%    -14.35%       1.28%
            2006                 0.50%    0.90%      14.27     29.70       40,132     874,621      31.44%     31.97%       1.74%
            2005                 0.50%    0.90%      13.11     22.56       31,141     563,477       6.21%      6.64%       1.83%
DELAWARE VIP SMALL CAP VALUE
            2009                 0.50%    0.90%      11.28     20.62       66,718   1,065,649      30.65%     31.23%       0.98%
            2008                 0.50%    0.90%       8.60     15.77       71,502     895,770     -30.51%    -30.20%       0.80%
            2007                 0.50%    0.90%      12.32     22.66       76,215   1,385,477      -7.46%     -7.09%       0.49%
            2006                 0.50%    0.90%      13.26     24.47       69,733   1,428,174      15.15%     15.61%       0.24%
            2005                 0.50%    0.90%      13.63     21.23       60,924   1,157,223       8.44%      8.87%       0.35%
DELAWARE VIP TREND
            2009                 0.50%    0.90%       7.28     15.42       69,594     713,270      53.34%     53.96%       0.00%
            2008                 0.50%    0.90%       4.74     10.04       74,788     508,802     -47.22%    -47.00%       0.00%
            2007                 0.50%    0.90%       8.97     18.99       71,837     931,518       9.76%     10.20%       0.00%
            2006                 0.50%    0.90%       8.16     17.28       63,262     733,428       6.63%      7.06%       0.00%
            2005                 0.50%    0.90%       7.64     16.18       63,276     675,124       4.91%      5.33%       0.00%
DELAWARE VIP U.S. GROWTH
            2009                 0.50%    0.90%       9.64     12.90       13,108     151,357      42.01%     42.58%       0.21%
            2008                 0.50%    0.90%       6.76      9.07        9,541      77,748     -43.17%    -42.94%       0.04%
            2007                 0.50%    0.90%      11.96     15.94        8,835     125,759      11.56%     12.00%       0.00%
            2006                 0.50%    0.90%      10.71     14.27        8,441     106,986       1.39%      1.80%       0.00%
            2005                 0.50%    0.90%      10.55     14.05        7,631      94,706      13.62%     14.08%       0.47%
DELAWARE VIP VALUE
            2009                 0.50%    0.90%       9.91     14.25       48,482     534,087      16.91%     17.38%       3.13%
            2008                 0.50%    0.90%       8.44     12.18       42,542     405,917     -34.02%    -33.76%       2.87%
            2007                 0.50%    0.90%      12.74     18.43       38,154     556,120      -3.60%     -3.21%       1.47%
            2006                 0.50%    0.90%      13.17     19.08       32,488     513,970      22.99%     23.49%       1.22%
            2005                 0.50%    0.90%      12.20     15.49       18,273     238,522       5.08%      5.50%       1.40%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2009       7/2/09    0.60%    0.60%      11.58     11.58          223       2,582      13.67%     13.67%       0.00%
DWS VIP EAFE EQUITY INDEX CLASS A
            2005                 0.00%    0.00%         --        --           --          --       0.00%      0.00%       2.55%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.50%    0.90%       7.94     13.46      225,816   2,245,795      25.19%     25.69%       2.81%
            2008                 0.50%    0.90%       6.33     10.74      228,544   1,803,701     -37.72%    -37.47%       2.44%
            2007                 0.50%    0.90%      10.15     17.21      222,909   2,827,699       4.35%      4.77%       1.48%
            2006                 0.50%    0.90%       9.71     16.47      212,175   2,568,795      14.48%     14.95%       1.12%
            2005                 0.50%    0.90%       8.47     14.36      206,430   2,170,532       3.74%      4.15%       1.51%
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.50%    0.90%      10.69     17.05       56,270     718,384      25.44%     25.94%       1.81%
            2008                 0.50%    0.90%       8.52     13.58       57,404     586,909     -34.71%    -34.45%       1.63%
            2007                 0.50%    0.90%      13.03     20.76       56,877     895,337      -2.78%     -2.39%       0.85%
            2006                 0.50%    0.90%      13.35     21.32       53,535     874,910      16.44%     16.91%       0.63%
            2005                 0.50%    0.90%      12.54     18.29       45,985     654,949       3.33%      3.74%       0.55%
FIDELITY VIP ASSET MANAGER
            2009                 0.80%    0.80%      12.34     12.34       16,968     209,429      28.08%     28.08%       2.23%
            2008                 0.80%    0.80%       9.64      9.64       20,501     197,553     -29.29%    -29.29%       2.63%
            2007                 0.80%    0.80%      13.63     13.63       21,658     295,134      14.58%     14.58%       6.11%
            2006                 0.80%    0.80%      11.89     11.89       22,486     267,428       6.46%      6.46%       2.66%
            2005                 0.80%    0.80%      11.17     11.17       23,297     260,260       3.22%      3.22%       2.42%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.10%    0.90%   $  11.89  $  16.41      128,447  $1,643,933      34.45%     34.99%       1.35%
            2008                 0.50%    0.90%       8.83     12.18      113,800   1,109,357     -43.13%    -42.90%       0.97%
            2007                 0.50%    0.90%      15.48     21.39      103,815   1,800,039      16.46%     16.92%       0.87%
            2006                 0.50%    0.90%      13.24     18.34      101,348   1,521,472      10.59%     11.03%       1.17%
            2005                 0.50%    0.90%      12.01     16.56       78,648   1,073,757      15.80%     16.27%       0.19%
FIDELITY VIP EQUITY-INCOME
            2009                 0.80%    0.80%      10.65     10.65       41,051     437,228      29.17%     29.17%       2.30%
            2008                 0.80%    0.80%       8.25      8.25       43,323     357,218     -43.11%    -43.11%       2.63%
            2007                 0.80%    0.80%      14.49     14.49       41,940     607,888       0.72%      0.72%       1.57%
            2006                 0.80%    0.80%      14.39     14.39       54,326     781,754      19.24%     19.24%       3.35%
            2005                 0.80%    0.80%      12.07     12.07       52,477     633,320       5.02%      5.02%       1.49%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2009                 0.50%    0.90%       9.89     13.42       21,942     261,817      28.87%     29.38%       2.26%
            2008                 0.50%    0.90%       7.68     10.40       20,818     191,468     -43.22%    -42.99%       2.46%
            2007                 0.50%    0.90%      13.52     18.28       23,136     381,717       0.51%      0.91%       1.70%
            2006                 0.50%    0.90%      13.45     18.16       22,995     377,928      19.00%     19.48%       3.19%
            2005                 0.50%    0.90%      12.00     15.24       21,573     296,800       4.81%      5.22%       1.53%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.10%    0.90%       5.70     12.37       42,898     347,517      27.00%     27.52%       0.34%
            2008                 0.50%    0.90%       4.49      9.73       42,682     270,320     -47.71%    -47.50%       0.67%
            2007                 0.50%    0.90%       8.56     18.57       43,730     548,937      25.73%     26.24%       0.63%
            2006                 0.50%    0.90%       6.80     14.75       45,022     444,304       5.77%      6.20%       0.29%
            2005                 0.50%    0.90%       6.42     13.92       46,628     429,947       4.73%      5.14%       0.36%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.75%    0.90%       6.59      8.60       10,564      71,265      44.41%     44.63%       0.42%
            2008                 0.75%    0.90%       4.56      5.96       10,546      49,148     -55.47%    -55.40%       0.49%
            2007                 0.75%    0.90%      10.22     13.38        7,044      72,477      21.94%     22.12%       0.00%
            2006                 0.75%    0.90%       8.36     10.97        6,854      57,700       4.35%      4.51%       0.58%
            2005                 0.75%    0.90%       8.00     10.51        6,118      49,243       7.84%      8.05%       0.81%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2009                 0.75%    0.90%      12.38     15.03        4,478      56,014      42.49%     42.70%       6.52%
            2008                 0.75%    0.90%       8.67     10.55        6,394      55,946     -25.74%    -25.62%       8.38%
            2007                 0.75%    0.90%      11.66     14.20        7,242      85,201       1.73%      1.89%       8.22%
            2006                 0.75%    0.90%      11.44     13.96        7,203      83,142      10.17%     10.35%       7.25%
            2005                 0.75%    0.90%      10.37     12.67        7,860      82,155       1.60%      1.76%      14.38%
FIDELITY VIP INVESTMENT GRADE BOND
            2009                 0.80%    0.80%      16.74     16.74       16,555     277,150      14.80%     14.80%       8.77%
            2008                 0.80%    0.80%      14.58     14.58       17,795     259,493      -4.02%     -4.02%       4.17%
            2007                 0.80%    0.80%      15.19     15.19       18,657     283,461       3.52%      3.52%       4.34%
            2006                 0.80%    0.80%      14.68     14.68       24,475     359,225       3.52%      3.52%       3.95%
            2005                 0.80%    0.80%      14.18     14.18       25,243     357,904       1.38%      1.38%       3.62%
FIDELITY VIP MID CAP SERVICE CLASS
            2009                 0.10%    0.90%      10.04     13.16       34,344     434,158      38.76%     39.32%       0.65%
            2008                 0.50%    0.90%       7.24      9.45       27,589     249,569     -40.05%    -39.81%       0.41%
            2007                 0.50%    0.90%      12.07     15.69       17,264     258,532      14.45%     14.91%       0.72%
            2006                 0.50%    0.90%      13.57     13.66        9,626     126,023      11.59%     12.03%       0.06%
            2005        7/1/05   0.50%    0.90%      12.16     12.19        1,012      12,329       8.65%     13.66%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2009                 0.10%    0.90%      12.00     17.71       13,969     179,889      25.30%     25.81%       2.09%
            2008                 0.50%    0.90%       9.54     14.11       13,098     138,201     -44.37%    -44.15%       3.05%
            2007                 0.50%    0.90%      17.07     25.32       10,805     213,486      16.16%     16.62%       3.01%
            2006                 0.50%    0.90%      14.64     21.76       11,086     197,663      16.89%     17.36%       0.74%
            2005                 0.50%    0.90%      13.94     18.59        8,816     140,741      17.91%     18.38%       0.59%
FTVIPT FRANKLIN INCOME SECURITIES
            2009                 0.10%    0.90%      10.96     11.12       35,546     378,399      34.67%     35.21%       8.44%
            2008                 0.50%    0.90%       8.14      8.22       22,698     186,007     -30.05%    -29.76%       4.96%
            2007                 0.50%    0.90%      11.63     11.70       12,229     142,705       3.08%      3.49%       3.22%
            2006       7/24/06   0.50%    0.90%      11.28     11.31        3,735      42,218       3.23%      9.67%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2009                 0.10%    0.90%   $  10.95  $  16.19       29,738  $  359,129      42.66%     43.23%       0.00%
            2008                 0.50%    0.90%       7.67     11.34       28,214     240,761     -42.86%    -42.63%       0.00%
            2007                 0.50%    0.90%      13.43     19.81       26,572     415,224      10.51%     10.95%       0.00%
            2006                 0.50%    0.90%      12.15     17.90       22,618     327,236       7.97%      8.41%       0.00%
            2005                 0.50%    0.90%      11.86     16.55       13,773     200,006       4.15%      4.57%       0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2009                 0.10%    0.90%       9.12      9.25       32,504     296,085      25.21%     25.72%       2.28%
            2008                 0.50%    0.90%       7.28      7.36       26,689     195,885     -37.50%    -37.25%       3.82%
            2007                 0.50%    0.90%      11.65     11.73       17,051     199,616       2.79%      3.20%       1.44%
            2006        8/8/06   0.50%    0.90%      11.34     11.37        4,117      46,751       3.96%     11.74%       0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
            2009                 0.80%    0.80%      14.10     14.10       19,107     269,487      36.25%     36.25%       3.60%
            2008                 0.80%    0.80%      10.35     10.35       20,580     213,043     -40.71%    -40.71%       2.67%
            2007                 0.80%    0.80%      17.46     17.46       21,658     378,153      14.87%     14.87%       2.00%
            2006                 0.80%    0.80%      15.20     15.20       19,749     300,188      20.73%     20.73%       1.36%
            2005                 0.80%    0.80%      12.59     12.59       23,443     295,167       9.60%      9.60%       1.35%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.75%    0.90%      12.22     13.27        8,435     103,452      35.82%     36.02%       3.21%
            2008                 0.75%    0.90%       8.99      9.77        9,663      87,079     -40.91%    -40.82%       2.42%
            2007                 0.75%    0.90%      15.19     16.54        8,631     131,551      14.42%     14.59%       1.98%
            2006                 0.75%    0.90%      13.25     14.45        9,128     121,370      20.34%     20.54%       1.26%
            2005                 0.75%    0.90%      10.99     12.01       10,437     114,952       9.18%      9.35%       1.27%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
            2009                 0.80%    0.80%      17.32     17.32        1,356      23,485      21.24%     21.24%      11.75%
            2008                 0.80%    0.80%      14.29     14.29        3,109      44,415     -25.57%    -25.57%      10.77%
            2007                 0.80%    0.80%      19.20     19.20        2,773      53,232       9.44%      9.44%      17.73%
            2006                 0.80%    0.80%      17.54     17.54        2,612      45,816      20.42%     20.42%       7.37%
            2005                 0.80%    0.80%      14.56     14.56        2,712      39,499       3.03%      3.03%       3.73%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
            2009                 0.50%    0.90%      14.46     15.54       42,598     655,748      17.90%     18.39%      13.92%
            2008                 0.50%    0.90%      12.26     13.13       30,882     403,743       5.51%      5.93%       3.59%
            2007                 0.50%    0.90%      11.62     12.39       29,316     360,726      10.28%     10.72%       3.15%
            2006                 0.50%    0.90%      11.19     11.19       20,525     229,100      12.57%     12.58%       2.84%
            2005       8/19/05   0.50%    0.50%       9.94      9.94          914       9,088       0.25%      0.38%       0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2009                 0.50%    0.90%      10.36     15.19       27,422     330,455      30.16%     30.68%       3.52%
            2008                 0.50%    0.90%       7.93     11.66       25,122     233,327     -42.65%    -42.42%       2.08%
            2007                 0.50%    0.90%      13.77     20.29       22,951     379,389       1.63%      2.04%       1.48%
            2006                 0.50%    0.90%      13.49     19.94       20,382     351,909      21.11%     21.59%       1.54%
            2005                 0.50%    0.90%      12.71     16.44       18,241     273,371       8.08%      8.52%       1.20%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2009                 0.75%    0.90%      11.67     12.00        4,125      49,481      29.93%     30.12%       3.11%
            2008                 0.75%    0.90%       8.98      9.23        4,090      37,699     -42.84%    -42.75%       1.79%
            2007                 0.75%    0.90%      15.71     16.12        4,415      71,048       1.43%      1.58%       1.35%
            2006                 0.75%    0.90%      15.49     15.86        3,883      61,542      20.73%     20.90%       1.29%
            2005                 0.75%    0.90%      12.83     13.12        3,111      40,770       7.89%      8.05%       1.13%
JANUS ASPEN SERIES BALANCED
            2009                 0.75%    0.90%      13.62     14.58       16,604     226,371      24.82%     24.95%       2.95%
            2008                 0.75%    0.90%      10.90     11.68       20,305     221,542     -16.61%    -16.47%       2.63%
            2007                 0.75%    0.90%      13.05     14.01       25,606     337,034       9.55%      9.71%       2.61%
            2006                 0.75%    0.90%      11.90     12.79       25,104     301,850       9.73%      9.89%       2.17%
            2005                 0.75%    0.90%      10.83     11.66       23,796     260,185       6.98%      7.14%       2.22%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2009                 0.50%    0.90%      14.08     16.11       21,966     333,386      24.46%     24.96%       2.84%
            2008                 0.50%    0.90%      11.29     12.92       19,938     244,351     -16.81%    -16.48%       2.42%
            2007                 0.50%    0.90%      13.53     15.51       19,913     292,968       9.30%      9.74%       2.23%
            2006                 0.50%    0.90%      12.36     14.17       20,989     282,228       9.43%      9.87%       1.96%
            2005                 0.50%    0.90%      11.82     12.93       20,245     248,725       6.70%      7.13%       2.12%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE SERVICE SHARES
            2009                 0.50%    0.90%   $  13.36  $  19.18        6,583  $  109,396      43.14%     43.73%       0.00%
            2008                 0.50%    0.90%       9.33     13.38        8,306      93,942     -44.36%    -44.14%       0.07%
            2007                 0.50%    0.90%      16.77     24.00        7,653     155,404      20.65%     21.13%       0.07%
            2006                 0.50%    0.90%      13.90     19.86        7,107     119,327      12.29%     12.74%       0.00%
            2005                 0.50%    0.90%      13.35     17.66        6,908     105,173      11.02%     11.20%       0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2009                 0.75%    0.90%       4.12      7.94        6,945      28,699      55.49%     55.72%       0.00%
            2008                 0.75%    0.90%       2.64      5.10        7,923      21,008     -44.47%    -44.39%       0.08%
            2007                 0.75%    0.90%       4.75      9.19        7,347      35,379      20.61%     20.79%       0.34%
            2006                 0.75%    0.90%       3.94      7.62        7,402      29,455       6.87%      7.02%       0.00%
            2005                 0.75%    0.90%       3.68      7.13        8,365      31,778      10.55%     10.72%       0.00%
JANUS ASPEN SERIES WORLDWIDE
            2009                 0.75%    0.90%       5.79      7.97       53,262     309,259      36.49%     36.67%       1.43%
            2008                 0.75%    0.90%       4.24      5.84       56,380     239,678     -45.16%    -45.08%       1.22%
            2007                 0.75%    0.90%       7.71     10.65       54,180     424,194       8.65%      8.81%       0.76%
            2006                 0.75%    0.90%       7.09      9.80       54,502     393,947      17.14%     17.32%       1.79%
            2005                 0.75%    0.90%       6.04      8.37       53,854     331,542       4.92%      5.07%       1.39%
JANUS ASPEN SERIES WORLDWIDE SERVICE SHARES
            2009                 0.75%    0.90%       9.90     12.49        5,884      60,461      36.17%     36.38%       1.29%
            2008                 0.75%    0.90%       7.27      9.16        5,942      44,542     -45.30%    -45.22%       1.03%
            2007                 0.75%    0.90%      13.29     16.72        5,763      78,670       8.39%      8.55%       0.57%
            2006                 0.75%    0.90%      12.26     15.40        5,638      70,725      16.88%     17.06%       1.60%
            2005                 0.75%    0.90%      10.49     13.16        7,428      79,927       4.62%      4.78%       1.26%
LVIP BARON GROWTH OPPORTUNITIES
            2009                 0.50%    0.90%       8.65     11.41        2,058      20,852      37.43%     37.99%       0.00%
            2008                 0.50%    0.90%       8.15      8.27        1,966      14,427     -39.54%    -39.29%       0.00%
            2007        6/7/07   0.50%    0.90%      13.48     13.63          880      11,967      -3.31%     -3.09%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.10%    0.90%       9.14     14.37       13,239     150,717      37.09%     37.63%       0.00%
            2008                 0.50%    0.90%       6.65     10.49       14,948     135,507     -39.68%    -39.44%       0.00%
            2007                 0.50%    0.90%      10.99     17.39       12,501     203,632       2.49%      2.90%       0.00%
            2006                 0.50%    0.90%      16.25     16.96        9,874     160,539      14.49%     14.66%       0.00%
            2005                 0.75%    0.90%      14.17     14.82        9,548     135,829       2.44%      2.59%       0.00%
LVIP CAPITAL GROWTH
            2009        4/3/09   0.60%    0.60%       8.40      8.40          317       2,660      34.14%     34.14%       0.45%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.10%    0.90%       6.49      6.56       29,091     190,355      36.59%     37.14%       0.00%
            2008                 0.50%    0.90%       4.75      4.78       15,042      71,834     -42.56%    -42.32%       1.77%
            2007       5/30/07   0.50%    0.90%       8.27      8.29        4,112      34,040     -17.40%     -7.90%       0.57%
LVIP COLUMBIA VALUE OPPORTUNITIES
            2009                 0.10%    0.60%       7.67      7.69        7,271      55,948      23.91%     24.05%       0.61%
            2008                 0.50%    0.90%       6.19      6.20        6,958      43,020     -34.35%    -34.28%       0.95%
            2007       11/9/07   0.50%    0.60%       9.43      9.44        1,203      11,346      -0.59%     -0.38%       0.00%
LVIP CORE
            2006                 0.50%    0.50%      11.92     11.92           92       1,093      13.36%     13.36%       1.04%
            2005      10/21/05   0.50%    0.50%      10.51     10.51           34         355       4.19%      4.19%       0.27%
LVIP DELAWARE BOND
            2009                 0.10%    0.90%      12.55     17.38      155,629   2,264,171      17.84%     18.31%       4.48%
            2008                 0.50%    0.90%      10.65     14.73      145,513   1,831,406      -3.79%     -3.41%       4.60%
            2007                 0.50%    0.90%      11.04     15.29      173,959   2,262,482       4.50%      4.92%       5.24%
            2006                 0.50%    0.90%      10.52     14.61      146,132   1,871,197       3.78%      4.19%       4.57%
            2005                 0.50%    0.90%      10.85     14.05      128,469   1,625,350       1.72%      2.13%       4.24%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.50%    0.90%      11.08     14.04       17,790     210,891      30.81%     31.39%       1.67%
            2008                 0.50%    0.90%       8.46     10.73       19,227     174,300     -33.82%    -33.55%       7.01%
            2007                 0.50%    0.90%      12.77     16.22       14,054     189,752       5.42%      5.81%       1.82%
            2006                 0.50%    0.90%      12.09     15.38        9,172     118,698      13.47%     13.87%       1.47%
            2005                 0.50%    0.90%      10.64     13.56        5,975      67,837       5.84%      6.01%       1.18%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.50%    0.60%   $  10.04  $  10.09        8,009  $   78,299      23.93%     24.06%       1.33%
            2008                 0.50%    0.60%       8.10      8.13        6,280      50,920     -36.15%    -36.09%       1.87%
            2007                 0.50%    0.60%      12.73     12.73        3,307      42,000       5.59%      5.59%       1.68%
            2006       11/7/06   0.50%    0.50%      12.05     12.05          519       6,254       2.90%      2.90%       1.18%
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.50%    0.90%       9.28     14.43        7,124      84,497      28.82%     29.37%       0.77%
            2008                 0.50%    0.90%       7.20     11.20        5,770      51,933     -35.01%    -34.73%       0.98%
            2007                 0.50%    0.90%      11.05     17.24        5,304      73,508       2.04%      2.46%       0.99%
            2006                 0.50%    0.90%      10.82     16.89        4,648      63,004      11.29%     11.74%       0.95%
            2005                 0.50%    0.90%       9.70     16.28        4,813      64,412      11.02%     11.19%       0.84%
LVIP DELAWARE SPECIAL OPPORTUNITIES
            2009                 0.50%    0.60%       7.54      7.54          493       3,716      29.79%     29.79%       1.38%
            2008        2/8/08   0.50%    0.50%       5.81      5.81          346       2,009     -32.16%    -32.16%       2.72%
LVIP GLOBAL INCOME
            2009      12/23/09   0.10%    0.10%      10.78     10.78            4          48       0.02%      0.02%       0.00%
LVIP GROWTH OPPORTUNITIES
            2006                 0.50%    0.90%      13.45     13.45          754      10,125       9.62%      9.62%       0.00%
            2005      12/15/05   0.50%    0.50%      12.27     12.27           92       1,127      -1.04%     -1.04%       0.00%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.10%    0.90%       6.10     14.17        9,205      93,572      37.24%     37.84%       0.90%
            2008                 0.50%    0.90%       4.43     10.31        5,529      42,660     -41.35%    -41.11%       0.83%
            2007                 0.50%    0.90%       7.55     17.55        3,834      47,597      19.35%     19.78%       0.28%
            2006                 0.50%    0.90%       6.32     14.68        4,164      36,471       8.68%      8.85%       0.19%
            2005                 0.75%    0.90%       5.80     13.49        4,732      39,609       3.27%      3.42%       0.26%
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.50%    0.90%       7.67      7.72       11,404      87,935      34.83%     35.17%       0.80%
            2008                 0.50%    0.75%       5.69      5.71       13,942      79,525     -49.33%    -49.20%       2.33%
            2007      10/19/07   0.50%    0.75%      11.22     11.24        1,606      18,044      -4.06%     19.15%       0.13%
LVIP MFS VALUE
            2009                 0.10%    0.60%       7.92      7.94       12,722     100,970      20.24%     20.36%       1.46%
            2008                 0.50%    0.90%       6.58      6.60        8,335      54,815     -32.69%    -32.63%       1.70%
            2007       11/6/07   0.50%    0.60%       9.78      9.79        2,399      23,468      -2.55%     -1.88%       0.96%
LVIP MID-CAP VALUE
            2009                 0.10%    0.90%       7.20      7.28        2,369      17,219      41.13%     41.73%       0.38%
            2008                 0.50%    0.90%       5.11      5.14        4,525      23,161     -41.24%    -41.01%       0.58%
            2007       7/12/07   0.50%    0.90%       8.69      8.71        2,731      23,742     -15.09%     -7.89%       0.44%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.50%    0.90%      12.46     20.61       36,590     529,108      20.15%     20.63%       3.56%
            2008                 0.50%    0.90%      10.33     17.13       31,705     380,330     -37.22%    -36.97%       5.21%
            2007                 0.50%    0.90%      16.38     27.24       27,961     557,964      10.49%     10.93%       2.23%
            2006                 0.50%    0.90%      14.77     24.62       18,345     354,730      28.84%     29.36%       3.12%
            2005                 0.50%    0.90%      14.15     19.08       13,297     217,376      11.54%     11.98%       2.06%
LVIP MONEY MARKET
            2009                 0.10%    0.90%      11.07     12.46      404,861   4,581,508      -0.60%     -0.20%       0.31%
            2008                 0.50%    0.90%      11.14     12.52      529,566   6,119,526       1.43%      1.83%       2.27%
            2007                 0.50%    0.90%      10.98     12.34      387,363   4,438,909       4.02%      4.44%       4.85%
            2006                 0.50%    0.90%      10.55     11.85      405,269   4,455,683       3.74%      4.16%       4.59%
            2005                 0.50%    0.90%      10.17     11.41      407,572   4,320,053       1.86%      2.27%       2.70%
LVIP SSgA BOND INDEX
            2009                 0.10%    0.90%      10.72     10.72        6,667      71,378       4.00%      4.00%       2.51%
            2008      10/20/08   0.50%    0.50%      10.31     10.31          537       5,538       6.19%      6.19%       0.63%
LVIP SSgA DEVELOPED INTERNATIONAL 150
            2009       2/20/09   0.60%    0.60%       7.93      7.93        2,670      21,159      78.72%     78.72%       4.59%
LVIP SSgA EMERGING MARKETS 100
            2009                 0.10%    0.75%      11.72     11.72        4,767      55,826      88.94%     88.94%       2.82%
            2008      10/20/08   0.50%    0.50%       6.21      6.21          880       5,462      -3.45%     -3.45%       0.87%
LVIP SSgA INTERNATIONAL INDEX
            2009                 0.60%    0.90%       7.37      7.37          539       3,967      27.08%     27.08%       2.03%
            2008      11/20/08   0.60%    0.60%       5.80      5.80           51         295      25.50%     25.50%       0.72%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA LARGE CAP 100
            2009        1/2/09   0.60%    0.90%   $   8.41  $   8.45          755  $    6,379      30.07%     32.23%       2.37%
LVIP SSgA S&P 500 INDEX
            2009                 0.50%    0.90%       9.20      9.36       12,338     110,480      24.98%     25.48%       1.00%
            2008                 0.50%    0.90%       7.36      7.46       20,378     150,390     -37.76%    -37.51%       4.11%
            2007       4/27/07   0.50%    0.90%      11.82     11.94       14,712     173,977      -4.63%     -0.85%       2.47%
LVIP SSgA SMALL-CAP INDEX
            2009                 0.50%    0.90%       7.58      7.60        8,673      65,819      25.27%     25.39%       0.60%
            2008                 0.50%    0.90%       6.02      6.06       12,263      74,096     -34.57%    -34.30%       1.38%
            2007       8/31/07   0.50%    0.90%       9.20      9.22        5,931      54,594      -4.36%     -2.24%       0.79%
LVIP SSgA SMALL-MID CAP 200
            2009                 0.50%    0.60%      10.01     10.01          329       3,291      50.90%     50.90%       1.50%
            2008       6/26/08   0.50%    0.50%       6.64      6.64           14          95     -25.21%    -25.21%       0.78%
LVIP T. ROWE PRICE GROWTH STOCK
            2009                 0.50%    0.60%       8.22      8.24        2,584      21,263      42.22%     42.38%       0.00%
            2008                 0.50%    0.90%       5.75      5.79        9,378      54,104     -42.37%    -42.13%       0.46%
            2007       9/14/07   0.50%    0.90%       9.98     10.01        4,453      44,451       0.73%      1.85%       0.26%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.50%    0.90%      11.73     16.01       10,302     123,405      45.25%     45.61%       0.10%
            2008                 0.50%    0.75%       8.05     11.02       10,862      89,965     -43.20%    -43.06%       0.00%
            2007                 0.50%    0.75%      14.15     19.40        5,461      79,649      12.72%     13.02%       0.00%
            2006                 0.50%    0.75%      12.52     17.22          991      12,774       8.46%      8.73%       0.00%
            2005                 0.50%    0.75%      15.87     15.87          294       3,597       8.99%      8.99%       0.00%
LVIP TEMPLETON GROWTH
            2009                 0.50%    0.90%       7.77      7.79        7,583      59,003      27.34%     27.47%       2.00%
            2008                 0.50%    0.75%       6.09      6.11        5,768      35,219     -38.23%    -38.07%       2.22%
            2007       5/30/07   0.50%    0.75%       9.86      9.87        3,791      37,401      -1.93%      5.48%       2.12%
LVIP TURNER MID-CAP GROWTH
            2009                 0.50%    0.60%       8.20      8.22        1,097       9,011      47.52%     47.67%       0.00%
            2008                 0.50%    0.90%       5.53      5.57        3,437      19,053     -49.76%    -49.56%       0.00%
            2007       7/12/07   0.50%    0.90%      11.01     11.04        4,117      45,388       1.46%      6.74%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.50%    0.75%       9.39     10.41        7,544      76,954      22.38%     22.69%       1.02%
            2008                 0.50%    0.90%       7.54      8.51       11,073      89,449     -38.88%    -38.63%       1.79%
            2007                 0.50%    0.90%      12.47     13.90       10,557     139,739       3.57%      3.83%       1.58%
            2006                 0.50%    0.75%      13.42     13.42        7,017      92,630      10.44%     10.44%       1.53%
            2005                 0.75%    0.75%      12.15     12.15        5,151      62,577       3.71%      3.71%       1.05%
LVIP WILSHIRE 2010 PROFILE
            2009       5/13/09   0.60%    0.60%       9.84      9.84        8,451      83,137      20.23%     20.23%       1.76%
LVIP WILSHIRE 2020 PROFILE
            2009                 0.50%    0.60%       9.41      9.43       22,108     208,043      24.91%     25.03%       2.17%
            2008        1/4/08   0.50%    0.60%       7.53      7.54       12,390      93,336     -25.60%     -3.36%       3.26%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.50%    0.60%       9.16      9.19       24,107     220,906      27.18%     27.31%       1.69%
            2008       1/16/08   0.50%    0.60%       7.20      7.22       25,677     184,985     -28.61%    -27.32%       1.76%
LVIP WILSHIRE 2040 PROFILE
            2009                 0.50%    0.60%       8.59      8.61       26,691     229,199      30.17%     30.30%       1.34%
            2008                 0.50%    0.60%       6.61      6.61       23,653     156,024     -35.87%    -35.87%       0.70%
            2007       8/17/07   0.50%    0.50%      10.30     10.30            1          13       7.38%      7.38%       0.89%
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.50%    0.90%      11.15     11.20       48,131     538,565      30.01%     30.14%       7.37%
            2008                 0.50%    0.60%       8.57      8.60       41,923     360,471     -40.82%    -40.76%       0.79%
            2007                 0.50%    0.60%      14.52     14.52       19,459     282,444      10.46%     10.46%       1.20%
            2006                 0.50%    0.50%      13.15     13.15        7,849     103,186      15.96%     15.96%       1.07%
            2005      11/16/05   0.50%    0.50%      11.34     11.34          452       5,123       2.49%      2.49%       0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.10%    0.90%      12.19     12.41        1,719      20,704      23.73%     24.20%       5.83%
            2008                 0.50%    0.90%      10.00     10.00          505       5,016     -18.85%    -18.85%       1.62%
            2007                 0.50%    0.50%      12.32     12.32        6,293      77,511       7.24%      7.24%       1.60%
            2006      10/30/06   0.50%    0.50%      11.49     11.49        9,843     113,057       2.38%      2.38%       1.20%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.10%    0.90%   $  11.99  $  12.21       98,671  $1,154,973      26.89%     27.40%       4.91%
            2008                 0.50%    0.90%       9.45      9.59       70,619     674,964     -27.27%    -26.98%       2.22%
            2007                 0.50%    0.90%      12.99     13.13       41,771     547,012       8.29%      8.72%       1.50%
            2006                 0.50%    0.90%      12.08     12.08       29,178     351,826      11.47%     11.47%       1.51%
            2005      11/16/05   0.50%    0.50%      10.83     10.83          135       1,465       1.85%      1.85%       0.00%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.10%    0.90%      11.45     11.66      181,731   2,061,444      27.87%     28.39%       4.84%
            2008                 0.50%    0.90%       8.95      9.08      134,446   1,218,029     -34.02%    -33.75%       1.10%
            2007                 0.50%    0.90%      13.57     13.71      109,567   1,499,631       8.83%      9.26%       2.20%
            2006                 0.50%    0.90%      12.55     12.55       26,277     329,344      13.57%     13.57%       1.50%
            2005       9/9/05    0.50%    0.75%      11.03     11.05        7,061      77,981      -0.45%      3.37%       0.00%
M FUND BRANDES INTERNATIONAL EQUITY
            2009                 0.50%    0.50%      13.48     13.48          232       2,934      24.68%     24.68%       3.68%
            2008                 0.50%    0.50%      10.81     10.81          132       1,431     -40.15%    -40.15%       4.68%
            2007                 0.50%    0.50%      18.06     18.06           79       1,419       7.49%      7.49%       2.35%
            2006                 0.50%    0.50%      16.80     16.80           58         975      26.15%     26.15%       1.65%
            2005                 0.50%    0.50%      13.32     13.32           36         475      10.00%     10.00%       2.41%
M FUND BUSINESS OPPORTUNITY VALUE
            2009       11/4/09   0.50%    0.50%      10.68     10.68          174       1,860       6.77%      6.77%       0.00%
M FUND FRONTIER CAPITAL APPRECIATION
            2009       11/4/09   0.50%    0.50%      13.55     13.55           71         959      10.06%     10.06%       0.00%
M FUND M LARGE CAP GROWTH
            2009       11/4/09   0.50%    0.50%      10.77     10.77          173       1,865       7.03%      7.03%       0.00%
MFS VIT CORE EQUITY
            2009                 0.75%    0.75%      10.82     14.10          961      13,270      31.44%     31.45%       1.74%
            2008                 0.75%    0.90%       8.23     10.73        1,097      11,466     -39.71%    -39.62%       0.83%
            2007                 0.75%    0.90%      13.65     17.76        1,343      23,364      10.14%     10.32%       0.34%
            2006                 0.50%    0.90%      12.37     16.10        1,429      22,377      12.77%     13.23%       0.42%
            2005                 0.50%    0.90%      10.95     14.26        1,267      17,632       0.76%      1.18%       0.71%
MFS VIT GROWTH
            2009                 0.10%    0.90%       5.60     16.67       60,299     471,939      36.44%     36.99%       0.32%
            2008                 0.50%    0.90%       4.10     12.20       69,432     395,506     -37.98%    -37.73%       0.24%
            2007                 0.50%    0.90%       6.60     19.64       73,799     697,185      20.09%     20.57%       0.00%
            2006                 0.50%    0.90%       5.49     16.33       73,266     564,552       6.93%      7.36%       0.00%
            2005                 0.50%    0.90%       5.13     15.25       76,362     554,631       8.21%      8.64%       0.00%
MFS VIT TOTAL RETURN
            2009                 0.10%    0.90%      10.95     14.29       83,150   1,023,152      16.97%     17.44%       3.52%
            2008                 0.50%    0.90%       9.33     12.20       87,724     937,456     -22.83%    -22.52%       3.03%
            2007                 0.50%    0.90%      12.04     15.80       86,739   1,220,603       3.28%      3.70%       2.56%
            2006                 0.50%    0.90%      11.61     15.28       93,140   1,284,193      10.89%     11.34%       2.27%
            2005                 0.50%    0.90%      11.53     13.77       83,546   1,051,413       1.90%      2.31%       1.99%
MFS VIT UTILITIES
            2009                 0.10%    0.90%      15.16     29.12       65,248   1,196,464      32.02%     32.56%       4.89%
            2008                 0.50%    0.90%      11.47     22.03       66,974     929,508     -38.23%    -37.98%       1.49%
            2007                 0.50%    0.90%      18.54     35.61       60,639   1,385,076      26.75%     27.26%       0.91%
            2006                 0.50%    0.90%      14.60     28.05       51,036     938,530      30.09%     30.61%       1.96%
            2005                 0.50%    0.90%      11.21     21.53       47,827     678,617      15.79%     16.25%       0.59%
NB AMT MID-CAP GROWTH
            2009                 0.50%    0.90%       6.53     16.11       94,016   1,048,667      30.42%     30.94%       0.00%
            2008                 0.50%    0.90%       5.00     12.34      104,222     852,492     -43.88%    -43.65%       0.00%
            2007                 0.50%    0.90%       8.89     21.95      105,181   1,531,432      21.43%     21.92%       0.00%
            2006                 0.50%    0.90%       7.31     18.05      102,029   1,220,610      13.64%     14.12%       0.00%
            2005                 0.50%    0.90%       6.42     15.86       88,842     910,057      12.72%     13.17%       0.00%
NB AMT PARTNERS
            2009                 0.75%    0.75%      11.41     11.41        9,601     109,536      54.91%     54.91%       2.72%
            2008                 0.75%    0.75%       7.36      7.36       11,997      88,360     -52.75%    -52.75%       0.53%
            2007                 0.75%    0.90%      15.59     15.59       13,583     212,698       8.52%      8.52%       0.68%
            2006                 0.75%    0.75%      14.36     14.36       11,449     164,439      11.40%     11.40%       0.77%
            2005                 0.75%    0.75%      12.89     12.89       10,593     136,581      17.16%     17.16%       0.83%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY
            2009                  0.50%   0.90%   $  10.30  $  16.32       20,900  $  262,904      45.24%     45.83%       1.80%
            2008                  0.50%   0.90%       7.06     11.22       23,539     205,304     -46.31%    -46.09%       1.27%
            2007                  0.50%   0.90%      13.10     20.87       20,556     337,644       2.38%      2.79%       0.46%
            2006                  0.50%   0.90%      12.75     20.35       18,274     300,555      10.17%     10.61%       0.44%
            2005                  0.50%   0.90%      13.54     18.45       14,606     224,897      11.00%     11.44%       0.10%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2009        9/1/09    0.60%   0.90%      12.56     12.58        1,338      16,808       5.24%     17.16%       4.94%
PREMIER VIT OPCAP GLOBAL EQUITY
            2008                  0.00%   0.00%         --        --           --          --       0.00%      0.00%       1.57%
            2007                  0.80%   0.80%      16.40     16.40        8,571     140,550       6.55%      6.55%       0.84%
            2006                  0.80%   0.80%      15.39     15.39        9,826     151,229      20.10%     20.10%       0.81%
            2005                  0.80%   0.80%      12.82     12.82        9,728     124,670       6.18%      6.18%       0.33%
PREMIER VIT OPCAP MANAGED
            2009                  0.80%   0.80%      10.96     10.96        4,356      47,747      23.71%     23.71%       2.41%
            2008                  0.80%   0.80%       8.86      8.86        4,341      38,467     -30.33%    -30.33%       3.14%
            2007                  0.80%   0.80%      12.72     12.72        4,251      54,060       2.23%      2.23%       2.26%
            2006                  0.80%   0.80%      12.44     12.44        5,559      69,160       8.78%      8.78%       1.67%
            2005                  0.80%   0.80%      11.44     11.44        5,061      57,876       4.44%      4.44%       1.25%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2009                  0.75%   0.90%      11.38     13.71        4,906      61,954      24.87%     25.06%       0.00%
            2008                  0.75%   0.90%       9.12     11.36        4,703      47,394     -17.82%    -17.69%       0.00%
            2007                  0.75%   0.90%      11.09     13.80        5,225      63,002      -1.49%     -1.34%       0.78%
            2006                  0.75%   0.90%      11.26     13.99        4,710      57,401       1.87%      2.02%       0.30%
            2005                  0.75%   0.90%      11.05     13.71        4,820      57,189      12.18%     12.35%       0.06%
PUTNAM VT GROWTH & INCOME CLASS IB
            2009                  0.75%   0.90%      10.24     10.38        1,507      15,615      28.65%     28.84%       2.62%
            2008                  0.75%   0.90%       7.96      9.64        2,508      20,113     -39.25%    -39.16%       2.16%
            2007                  0.75%   0.90%      13.10     15.85        2,611      34,478      -6.88%     -6.74%       1.29%
            2006                  0.75%   0.90%      14.07     17.00        2,693      38,193      14.87%     15.04%       1.51%
            2005                  0.75%   0.90%      12.25     14.77        2,756      34,023       4.29%      4.44%       1.55%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009.

                                                        AGGREGATE    AGGREGATE
                                                         COST OF     PROCEEDS
SUBACCOUNT                                              PURCHASES   FROM SALES
------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  134,295   $  161,974
AIM V.I. Core Equity                                      118,537      260,273
AIM V.I. Diversified Income                                22,216       27,907
AIM V.I. International Growth                              19,399       24,239
ABVPSF Global Thematic Growth Class A                      34,749       44,506
ABVPSF Growth and Income Class A                           91,819      117,180
ABVPSF International Value Class A                        134,671      147,654
ABVPSF Large Cap Growth Class A                            30,986       18,966
ABVPSF Small/Mid Cap Value Class A                         96,226       27,005
American Century VP Inflation Protection                  269,642       48,036
American Funds Global Growth Class 2                      132,971       99,818
American Funds Global Small Capitalization Class 2        186,014      194,671
American Funds Growth Class 2                             385,225      372,064
American Funds Growth-Income Class 2                      400,681      242,875
American Funds International Class 2                      325,569      338,048
BlackRock Global Allocation V.I.                          261,660       10,671
Delaware VIP Diversified Income                           317,524       96,806
Delaware VIP Emerging Markets                             237,238      390,461
Delaware VIP High Yield                                   258,441      148,845
Delaware VIP Limited-Term Diversified Income               64,979        4,109
Delaware VIP REIT                                         154,694      103,840
Delaware VIP Small Cap Value                               87,462      167,814
Delaware VIP Trend                                         44,682      101,246
Delaware VIP U.S. Growth                                   42,936        8,610
Delaware VIP Value                                        108,904       49,564
DWS VIP Alternative Asset Allocation Plus Class A           2,434          186
DWS VIP Equity 500 Index Class A                          180,512      165,351
DWS VIP Small Cap Index Class A                            85,160       58,161
Fidelity VIP Asset Manager                                  7,254       43,263
Fidelity VIP Contrafund Service Class                     305,744      186,526
Fidelity VIP Equity-Income                                 38,582       56,367
Fidelity VIP Equity-Income Service Class                   42,663       31,290
Fidelity VIP Growth Service Class                          84,600       81,421
Fidelity VIP Growth Opportunities Service Class             9,437        7,690
Fidelity VIP High Income Service Class                      9,984       28,004
Fidelity VIP Investment Grade Bond                         41,165       37,591
Fidelity VIP Mid Cap Service Class                        105,352       32,258
Fidelity VIP Overseas Service Class                        65,041       56,230
FTVIPT Franklin Income Securities                         211,860       83,112
FTVIPT Franklin Small-Mid Cap Growth Securities            44,489       38,179
FTVIPT Mutual Shares Securities                            78,942       33,955
FTVIPT Templeton Foreign Securities                        42,304       41,613
FTVIPT Templeton Foreign Securities Class 2                19,154       29,643
FTVIPT Templeton Global Asset Allocation                    8,705       32,551
FTVIPT Templeton Global Bond Securities                   285,659       52,903
FTVIPT Templeton Growth Securities                         52,643       25,313
FTVIPT Templeton Growth Securities Class 2                  5,038        3,711
Janus Aspen Series Balanced                                32,530       59,644
Janus Aspen Series Balanced Service Shares                 75,525       31,061
Janus Aspen Series Enterprise Service Shares               11,112       29,318
Janus Aspen Series Global Technology Service Shares         1,556        5,216
Janus Aspen Series Worldwide                               29,852       43,694
Janus Aspen Series Worldwide Service Shares                 9,866        9,872
LVIP Baron Growth Opportunities                             2,734        2,139
LVIP Baron Growth Opportunities Service Class              37,605       64,105
LVIP Capital Growth                                         2,475          152
LVIP Cohen & Steers Global Real Estate                     98,461       43,516
LVIP Columbia Value Opportunities                          29,034       27,651

                                                        AGGREGATE    AGGREGATE
                                                         COST OF     PROCEEDS
SUBACCOUNT                                              PURCHASES   FROM SALES
------------------------------------------------------------------------------
LVIP Delaware Bond                                     $  429,296   $  257,010
LVIP Delaware Foundation Aggressive Allocation             64,150       77,742
LVIP Delaware Growth and Income                            22,220        8,085
LVIP Delaware Social Awareness                             23,693        4,623
LVIP Delaware Special Opportunities                         1,801          575
LVIP Global Income                                             48           --
LVIP Janus Capital Appreciation                            36,665        5,183
LVIP Marsico International Growth                          21,629       41,654
LVIP MFS Value                                             51,507       27,396
LVIP Mid-Cap Value                                         38,725       51,853
LVIP Mondrian International Value                         125,294       60,613
LVIP Money Market                                       2,683,272    4,211,473
LVIP SSgA Bond Index                                       86,338       21,910
LVIP SSgA Developed International 150                      45,271       27,619
LVIP SSgA Emerging Markets 100                             66,862       29,221
LVIP SSgA International Index                               4,108        1,547
LVIP SSgA Large Cap 100                                     6,159          890
LVIP SSgA S&P 500 Index                                   314,233      383,638
LVIP SSgA Small-Cap Index                                  84,084      107,430
LVIP SSgA Small-Mid Cap 200                                14,253       13,882
LVIP T. Rowe Price Growth Stock                            76,455      119,918
LVIP T. Rowe Price Structured Mid-Cap Growth               19,154       23,988
LVIP Templeton Growth                                      27,181       16,387
LVIP Turner Mid-Cap Growth                                 34,247       49,825
LVIP Wells Fargo Intrinsic Value                           67,663       95,360
LVIP Wilshire 2010 Profile                                 76,088        4,792
LVIP Wilshire 2020 Profile                                112,791       32,152
LVIP Wilshire 2030 Profile                                 45,081       59,624
LVIP Wilshire 2040 Profile                                 42,548       14,810
LVIP Wilshire Aggressive Profile                          183,699       63,637
LVIP Wilshire Conservative Profile                         15,677        1,882
LVIP Wilshire Moderate Profile                            489,359      176,133
LVIP Wilshire Moderately Aggressive Profile               622,548       83,232
M Fund Brandes International Equity                         1,596          461
M Fund Business Opportunity Value                           1,788           49
M Fund Frontier Capital Appreciation                          894           25
M Fund M Large Cap Growth                                   1,788           49
MFS VIT Core Equity                                           629        2,237
MFS VIT Growth                                             46,419      104,866
MFS VIT Total Return                                      154,160      182,624
MFS VIT Utilities                                         167,047      152,190
NB AMT Mid-Cap Growth                                      67,480      125,320
NB AMT Partners                                            22,611       36,561
NB AMT Regency                                             30,187       55,253
PIMCO VIT Commodity Real Return Administrative Class       17,450          222
Premier VIT OPCAP Managed                                   5,100        3,820
Putnam VT Global Health Care Class IB                      24,671       17,079
Putnam VT Growth & Income Class IB                            469        7,656

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009.

                                                                   NET
                                                        SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED    VALUE    OF SHARES   COST OF SHARES
-----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           51,783   $20.33   $1,052,756     $1,265,476
AIM V.I. Core Equity                                    66,129    24.92    1,647,933      1,646,066
AIM V.I. Diversified Income                             33,453     5.88      196,701        276,361
AIM V.I. International Growth                           15,723    26.01      408,943        348,367
ABVPSF Global Thematic Growth Class A                   20,172    16.73      337,471        327,633

                                                                   NET
                                                        SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED    VALUE    OF SHARES   COST OF SHARES
-----------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class A                        33,278   $15.20   $  505,821     $  692,305
ABVPSF International Value Class A                      18,207    14.70      267,649        315,081
ABVPSF Large Cap Growth Class A                          4,166    25.36      105,645         95,313
ABVPSF Small/Mid Cap Value Class A                      33,407    13.41      447,989        467,915
American Century VP Inflation Protection                60,793    10.74      652,911        629,742
American Funds Global Growth Class 2                    41,887    19.50      816,792        848,654
American Funds Global Small Capitalization Class 2      68,353    17.75    1,213,267      1,361,234
American Funds Growth Class 2                           94,497    46.10    4,356,291      4,923,400
American Funds Growth-Income Class 2                   107,103    31.18    3,339,467      3,799,342
American Funds International Class 2                   133,399    17.11    2,282,454      2,357,576
BlackRock Global Allocation V.I.                        17,226    14.92      257,012        251,166
Delaware VIP Diversified Income                         75,493    10.98      828,918        737,398
Delaware VIP Emerging Markets                           83,493    18.87    1,575,506      1,461,158
Delaware VIP High Yield                                139,897     5.67      793,217        738,991
Delaware VIP Limited-Term Diversified Income             8,598    10.01       86,067         84,351
Delaware VIP REIT                                      100,255     7.75      776,977      1,163,156
Delaware VIP Small Cap Value                            43,777    24.31    1,064,221      1,103,622
Delaware VIP Trend                                      27,754    25.70      713,278        751,189
Delaware VIP U.S. Growth                                21,140     7.16      151,360        140,850
Delaware VIP Value                                      36,574    14.60      533,980        631,426
DWS VIP Alternative Asset Allocation Plus Class A          204    12.63        2,582          2,264
DWS VIP Equity 500 Index Class A                       192,116    11.69    2,245,832      2,316,631
DWS VIP Small Cap Index Class A                         72,564     9.90      718,386        893,958
Fidelity VIP Asset Manager                              16,110    13.00      209,434        231,616
Fidelity VIP Contrafund Service Class                   79,918    20.55    1,642,316      1,902,543
Fidelity VIP Equity-Income                              26,011    16.81      437,238        566,655
Fidelity VIP Equity-Income Service Class                15,631    16.75      261,823        319,087
Fidelity VIP Growth Service Class                       11,599    29.96      347,515        348,321
Fidelity VIP Growth Opportunities Service Class          4,922    14.48       71,267         73,312
Fidelity VIP High Income Service Class                  10,649     5.26       56,015         61,147
Fidelity VIP Investment Grade Bond                      22,208    12.48      277,156        279,990
Fidelity VIP Mid Cap Service Class                      17,083    25.41      434,077        469,741
Fidelity VIP Overseas Service Class                     11,999    14.99      179,864        194,480
FTVIPT Franklin Income Securities                       26,224    14.43      378,406        371,392
FTVIPT Franklin Small-Mid Cap Growth Securities         20,686    17.36      359,113        376,554
FTVIPT Mutual Shares Securities                         20,069    14.75      296,025        342,514
FTVIPT Templeton Foreign Securities                     19,700    13.68      269,493        286,924
FTVIPT Templeton Foreign Securities Class 2              7,692    13.45      103,454        102,769
FTVIPT Templeton Global Asset Allocation                 2,512     9.35       23,486         34,232
FTVIPT Templeton Global Bond Securities                 37,005    17.72      655,733        606,315
FTVIPT Templeton Growth Securities                      31,291    10.56      330,432        387,162
FTVIPT Templeton Growth Securities Class 2               4,758    10.40       49,482         59,150
Janus Aspen Series Balanced                              8,422    26.88      226,376        209,578
Janus Aspen Series Balanced Service Shares              11,937    27.93      333,393        302,720
Janus Aspen Series Enterprise Service Shares             3,659    29.90      109,398         96,846
Janus Aspen Series Global Technology Service Shares      6,308     4.55       28,700         23,625
Janus Aspen Series Worldwide                            11,813    26.18      309,265        311,703
Janus Aspen Series Worldwide Service Shares              2,332    25.93       60,462         57,277
LVIP Baron Growth Opportunities                            865    24.11       20,852         23,486
LVIP Baron Growth Opportunities Service Class            6,238    23.95      149,398        148,286
LVIP Capital Growth                                        124    21.54        2,660          2,335
LVIP Cohen & Steers Global Real Estate                  30,089     6.33      190,316        153,787
LVIP Columbia Value Opportunities                        6,616     8.46       55,949         54,792
LVIP Delaware Bond                                     169,681    13.32    2,260,488      2,157,824
LVIP Delaware Foundation Aggressive Allocation          18,654    11.30      210,846        225,074
LVIP Delaware Growth and Income                          3,022    25.88       78,226         81,680
LVIP Delaware Social Awareness                           3,066    27.56       84,499         91,270
LVIP Delaware Special Opportunities                        123    30.30        3,716          3,459
LVIP Global Income                                           4    10.82           48             48
LVIP Janus Capital Appreciation                          4,810    19.45       93,555         89,200
LVIP Marsico International Growth                        7,746    11.14       86,252         99,199

                                                                   NET
                                                        SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED    VALUE    OF SHARES   COST OF SHARES
-----------------------------------------------------------------------------------------------------
LVIP MFS Value                                           4,812   $20.68   $   99,495     $   92,247
LVIP Mid-Cap Value                                       1,501    11.47       17,219         15,982
LVIP Mondrian International Value                       33,845    15.59      527,747        591,178
LVIP Money Market                                      458,127    10.00    4,581,270      4,581,270
LVIP SSgA Bond Index                                     6,761    10.56       71,367         69,964
LVIP SSgA Developed International 150                    2,623     8.07       21,159         21,024
LVIP SSgA Emerging Markets 100                           5,006    11.04       55,274         47,855
LVIP SSgA International Index                              528     7.51        3,967          3,016
LVIP SSgA Large Cap 100                                    727     8.77        6,379          5,365
LVIP SSgA S&P 500 Index                                 13,985     7.77      108,637         99,880
LVIP SSgA Small-Cap Index                                4,616    14.26       65,820         65,944
LVIP SSgA Small-Mid Cap 200                                322    10.23        3,291          2,455
LVIP T. Rowe Price Growth Stock                          1,400    15.19       21,263         18,674
LVIP T. Rowe Price Structured Mid-Cap Growth            10,972    11.24      123,332        124,974
LVIP Templeton Growth                                    2,421    24.37       58,992         62,027
LVIP Turner Mid-Cap Growth                               1,016     8.87        9,011          8,548
LVIP Wells Fargo Intrinsic Value                         6,720    11.44       76,880         96,628
LVIP Wilshire 2010 Profile                               8,686     9.57       83,138         71,696
LVIP Wilshire 2020 Profile                              22,609     9.20      208,046        192,018
LVIP Wilshire 2030 Profile                              24,287     9.10      220,910        210,327
LVIP Wilshire 2040 Profile                              26,645     8.60      229,203        198,181
LVIP Wilshire Aggressive Profile                        56,213     9.58      538,573        610,941
LVIP Wilshire Conservative Profile                       1,834    11.29       20,704         19,439
LVIP Wilshire Moderate Profile                         105,265    10.96    1,154,125      1,129,572
LVIP Wilshire Moderately Aggressive Profile            197,719    10.42    2,059,442      2,253,910
M Fund Brandes International Equity                        254    11.57        2,934          3,339
M Fund Business Opportunity Value                          196     9.50        1,860          1,741
M Fund Frontier Capital Appreciation                        47    20.47          959            871
M Fund M Large Cap Growth                                  141    13.24        1,865          1,741
MFS VIT Core Equity                                        984    13.49       13,270         12,837
MFS VIT Growth                                          22,023    21.43      471,949        415,294
MFS VIT Total Return                                    58,527    17.48    1,023,053      1,098,281
MFS VIT Utilities                                       52,202    22.92    1,196,469      1,183,034
NB AMT Mid-Cap Growth                                   49,373    21.24    1,048,682        930,435
NB AMT Partners                                         11,166     9.81      109,538        154,938
NB AMT Regency                                          21,444    12.26      262,901        285,858
PIMCO VIT Commodity Real Return Administrative Class     1,954     8.60       16,808         17,240
Premier VIT OPCAP Managed                                1,626    29.37       47,748         57,995
Putnam VT Global Health Care Class IB                    5,095    12.16       61,955         58,687
Putnam VT Growth & Income Class IB                       1,084    14.40       15,615         21,059

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           29,713    (34,429)      (4,716)
AIM V.I. Core Equity                                    23,802    (48,418)     (24,616)
AIM V.I. Diversified Income                                379     (2,611)      (2,232)
AIM V.I. International Growth                            1,412     (1,959)        (547)
ABVPSF Global Thematic Growth Class A                    4,632     (5,705)      (1,073)
ABVPSF Growth and Income Class A                        10,329    (15,058)      (4,729)
ABVPSF International Value Class A                      17,914    (18,595)        (681)
ABVPSF Large Cap Growth Class A                          3,031     (1,759)       1,272
ABVPSF Small/Mid Cap Value Class A                       9,711     (3,691)       6,020
American Century VP Inflation Protection                25,199     (6,828)      18,371
American Funds Global Growth Class 2                    14,325    (11,430)       2,895
American Funds Global Small Capitalization Class 2      20,043    (20,725)        (682)
American Funds Growth Class 2                           63,851    (65,016)      (1,165)

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                    53,743    (40,156)      13,587
American Funds International Class 2                    34,420    (34,174)         246
BlackRock Global Allocation V.I.                        23,054       (995)      22,059
Delaware VIP Diversified Income                         25,850    (11,073)      14,777
Delaware VIP Emerging Markets                           15,547    (22,246)      (6,699)
Delaware VIP High Yield                                 23,179    (16,022)       7,157
Delaware VIP Limited-Term Diversified Income             5,613       (371)       5,242
Delaware VIP REIT                                       20,376    (16,324)       4,052
Delaware VIP Small Cap Value                            12,645    (17,429)      (4,784)
Delaware VIP Trend                                       8,748    (13,942)      (5,194)
Delaware VIP U.S. Growth                                 4,640     (1,073)       3,567
Delaware VIP Value                                      12,900     (6,960)       5,940
DWS VIP Alternative Asset Allocation Plus Class A          239        (16)         223
DWS VIP Equity 500 Index Class A                        26,842    (29,570)      (2,728)
DWS VIP Small Cap Index Class A                          5,672     (6,806)      (1,134)
Fidelity VIP Asset Manager                                 251     (3,784)      (3,533)
Fidelity VIP Contrafund Service Class                   37,034    (22,387)      14,647
Fidelity VIP Equity-Income                               4,892     (7,164)      (2,272)
Fidelity VIP Equity-Income Service Class                 4,521     (3,397)       1,124
Fidelity VIP Growth Service Class                       14,990    (14,774)         216
Fidelity VIP Growth Opportunities Service Class          1,737     (1,719)          18
Fidelity VIP High Income Service Class                     547     (2,463)      (1,916)
Fidelity VIP Investment Grade Bond                       1,164     (2,404)      (1,240)
Fidelity VIP Mid Cap Service Class                      11,261     (4,506)       6,755
Fidelity VIP Overseas Service Class                      6,632     (5,761)         871
FTVIPT Franklin Income Securities                       24,724    (11,876)      12,848
FTVIPT Franklin Small-Mid Cap Growth Securities          6,668     (5,144)       1,524
FTVIPT Mutual Shares Securities                         11,361     (5,546)       5,815
FTVIPT Templeton Foreign Securities                      2,337     (3,810)      (1,473)
FTVIPT Templeton Foreign Securities Class 2              1,648     (2,876)      (1,228)
FTVIPT Templeton Global Asset Allocation                   293     (2,046)      (1,753)
FTVIPT Templeton Global Bond Securities                 16,838     (5,122)      11,716
FTVIPT Templeton Growth Securities                       6,178     (3,878)       2,300
FTVIPT Templeton Growth Securities Class 2                 441       (406)          35
Janus Aspen Series Balanced                              1,546     (5,247)      (3,701)
Janus Aspen Series Balanced Service Shares               4,653     (2,625)       2,028
Janus Aspen Series Enterprise Service Shares             1,084     (2,807)      (1,723)
Janus Aspen Series Global Technology Service Shares        664     (1,642)       (978)
Janus Aspen Series Worldwide                             6,419     (9,537)      (3,118)
Janus Aspen Series Worldwide Service Shares              1,340     (1,398)        (58)
LVIP Baron Growth Opportunities                            346       (254)          92
LVIP Baron Growth Opportunities Service Class            5,259     (6,968)      (1,709)
LVIP Capital Growth                                        344        (27)         317
LVIP Cohen & Steers Global Real Estate                  24,478    (10,429)      14,049
LVIP Columbia Value Opportunities                        4,821     (4,508)         313
LVIP Delaware Bond                                      40,945    (30,829)      10,116
LVIP Delaware Foundation Aggressive Allocation           7,396     (8,833)      (1,437)
LVIP Delaware Growth and Income                          2,858     (1,129)       1,729
LVIP Delaware Social Awareness                           1,893       (539)       1,354
LVIP Delaware Special Opportunities                        259       (112)         147
LVIP Global Income                                           5         (1)           4
LVIP Janus Capital Appreciation                          4,509       (833)       3,676
LVIP Marsico International Growth                        4,440     (6,978)      (2,538)
LVIP MFS Value                                           8,689     (4,302)       4,387
LVIP Mid-Cap Value                                       3,581     (5,737)      (2,156)
LVIP Mondrian International Value                       11,982     (7,097)       4,885
LVIP Money Market                                      171,604   (296,309)    (124,705)
LVIP SSgA Bond Index                                     8,281     (2,151)       6,130
LVIP SSgA Developed International 150                    7,436     (4,766)       2,670
LVIP SSgA Emerging Markets 100                           7,953     (4,066)       3,887
LVIP SSgA International Index                              704       (216)         488
LVIP SSgA Large Cap 100                                    890       (135)         755

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
LVIP SSgA S&P 500 Index                                 24,551    (32,591)      (8,040)
LVIP SSgA Small-Cap Index                                8,317    (11,907)      (3,590)
LVIP SSgA Small-Mid Cap 200                              2,340     (2,025)         315
LVIP T. Rowe Price Growth Stock                          6,342    (13,136)      (6,794)
LVIP T. Rowe Price Structured Mid-Cap Growth             2,480     (3,040)       (560)
LVIP Templeton Growth                                    4,543     (2,728)       1,815
LVIP Turner Mid-Cap Growth                               2,565     (4,905)      (2,340)
LVIP Wells Fargo Intrinsic Value                         4,477     (8,006)      (3,529)
LVIP Wilshire 2010 Profile                               9,038       (587)       8,451
LVIP Wilshire 2020 Profile                              13,595     (3,877)       9,718
LVIP Wilshire 2030 Profile                               6,033     (7,603)      (1,570)
LVIP Wilshire 2040 Profile                               4,946     (1,908)       3,038
LVIP Wilshire Aggressive Profile                        13,742     (7,534)       6,208
LVIP Wilshire Conservative Profile                       1,415       (201)       1,214
LVIP Wilshire Moderate Profile                          45,447    (17,395)      28,052
LVIP Wilshire Moderately Aggressive Profile             64,191    (16,906)      47,285
M Fund Brandes International Equity                        143        (43)         100
M Fund Business Opportunity Value                          179         (5)         174
M Fund Frontier Capital Appreciation                        73         (2)          71
M Fund M Large Cap Growth                                  178         (5)         173
MFS VIT Core Equity                                         60       (196)        (136)
MFS VIT Growth                                           9,895    (19,028)      (9,133)
MFS VIT Total Return                                    18,121    (22,695)      (4,574)
MFS VIT Utilities                                       13,194    (14,920)      (1,726)
NB AMT Mid-Cap Growth                                   12,496    (22,702)     (10,206)
NB AMT Partners                                          1,007     (3,403)      (2,396)
NB AMT Regency                                           3,269     (5,908)      (2,639)
PIMCO VIT Commodity Real Return Administrative Class     1,357        (19)       1,338
Premier VIT OPCAP Managed                                  388       (373)          15
Putnam VT Global Health Care Class IB                    1,580     (1,377)         203
Putnam VT Growth & Income Class IB                          23     (1,024)      (1,001)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           26,490    (21,955)       4,535
AIM V.I. Core Equity                                    25,559    (22,186)       3,373
AIM V.I. Diversified Income                                580     (2,025)      (1,445)
AIM V.I. International Growth                            1,278     (1,386)        (108)
ABVPSF Global Thematic Growth Class A                   17,976     (1,520)      16,456
ABVPSF Growth and Income Class A                        13,645     (5,404)       8,241
ABVPSF International Value Class A                      20,668     (5,803)      14,865
ABVPSF Large Cap Growth Class A                          2,450     (4,596)      (2,146)
ABVPSF Small/Mid Cap Value Class A                       7,538     (4,933)       2,605
American Century VP Inflation Protection                10,193    (18,909)      (8,716)
American Funds Global Growth Class 2                    21,821     (4,057)      17,764
American Funds Global Small Capitalization Class 2      25,555     (6,107)      19,448
American Funds Growth Class 2                           92,764    (41,365)      51,399
American Funds Growth-Income Class 2                    44,672    (39,190)       5,482
American Funds International Class 2                    47,404    (16,264)      31,140
Delaware VIP Limited-Term Diversified Income               319       (124)         195
Delaware VIP Diversified Income                         12,839    (16,134)      (3,295)
Delaware VIP Emerging Markets                           23,293     (7,859)      15,434
Delaware VIP High Yield                                  8,167    (13,138)      (4,971)
Delaware VIP REIT                                       17,857    (13,864)       3,993
Delaware VIP Small Cap Value                            15,428    (20,141)      (4,713)
Delaware VIP Trend                                      13,111    (10,160)       2,951
Delaware VIP U.S. Growth                                 1,310       (604)         706
Delaware VIP Value                                      11,487     (7,099)       4,388
DWS VIP Equity 500 Index Class A                        30,207    (24,572)       5,635
DWS VIP Small Cap Index Class A                          6,289     (5,762)         527

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                 371     (1,528)        (1,157)
Fidelity VIP Contrafund Service Class                   26,976    (16,991)         9,985
Fidelity VIP Equity-Income                               7,236     (5,853)         1,383
Fidelity VIP Equity-Income Service Class                 3,812     (6,130)        (2,318)
Fidelity VIP Growth Service Class                        8,090     (9,138)        (1,048)
Fidelity VIP Growth Opportunities Service Class          4,685     (1,183)         3,502
Fidelity VIP High Income Service Class                     882     (1,730)          (848)
Fidelity VIP Investment Grade Bond                       1,222     (2,084)          (862)
Fidelity VIP Mid Cap Service Class                      12,151     (1,826)        10,325
Fidelity VIP Overseas Service Class                      5,620     (3,327)         2,293
FTVIPT Franklin Income Securities                       14,304     (3,835)        10,469
FTVIPT Franklin Small-Mid Cap Growth Securities          8,011     (6,369)         1,642
FTVIPT Mutual Shares Securities                         13,493     (3,855)         9,638
FTVIPT Templeton Foreign Securities                      2,808     (3,886)        (1,078)
FTVIPT Templeton Foreign Securities Class 2              1,897       (865)         1,032
FTVIPT Templeton Global Asset Allocation                   762       (426)           336
FTVIPT Templeton Global Bond Securities                  9,851     (8,285)         1,566
FTVIPT Templeton Growth Securities                       6,159     (3,988)         2,171
FTVIPT Templeton Growth Securities Class 2                 558       (883)          (325)
Janus Aspen Series Balanced                              1,724     (7,025)        (5,301)
Janus Aspen Series Balanced Service Shares               2,386     (2,361)            25
Janus Aspen Series Global Technology Service Shares      1,538       (962)           576
Janus Aspen Series Enterprise Service Shares             1,333       (680)           653
Janus Aspen Series Worldwide                            10,227     (8,027)         2,200
Janus Aspen Series Worldwide Service Shares              1,124       (945)           179
LVIP Baron Growth Opportunities                          1,225       (139)         1,086
LVIP Baron Growth Opportunities Service Class            5,515     (3,068)         2,447
LVIP Cohen & Steers Global Real Estate                  15,013     (4,083)        10,930
LVIP Columbia Value Opportunities                        6,113       (358)         5,755
LVIP Delaware Bond                                      27,701    (56,147)       (28,446)
LVIP Delaware Growth and Income                          3,399       (426)         2,973
LVIP Delaware Social Awareness                             933       (467)           466
LVIP Delaware Special Opportunities                        457       (111)           346
LVIP Wells Fargo Intrinsic Value                         3,766     (3,250)           516
LVIP Janus Capital Appreciation                          2,681       (986)         1,695
LVIP Marsico International Growth                       13,376     (1,040)        12,336
LVIP MFS Value                                           6,711       (775)         5,936
LVIP Mid-Cap Value                                       3,990     (2,196)         1,794
LVIP Mondrian International Value                       10,406     (6,662)         3,744
LVIP Money Market                                      502,772   (360,569)       142,203
LVIP SSgA Bond Index                                       651       (114)           537
LVIP SSgA Emerging Markets 100                           1,013       (133)           880
LVIP SSgA International Index                               51         --             51
LVIP SSgA S&P 500 Index                                 18,892    (13,226)         5,666
LVIP SSgA Small-Cap Index                               11,063     (4,731)         6,332
LVIP SSgA Small-Mid Cap 200                                 18         (4)            14
LVIP T. Rowe Price Growth Stock                          8,734     (3,809)         4,925
LVIP T. Rowe Price Structured Mid-Cap Growth             6,266       (865)         5,401
LVIP Templeton Growth                                    3,277     (1,300)         1,977
LVIP Turner Mid-Cap Growth                               3,227     (3,907)          (680)
LVIP Delaware Foundation Aggressive Allocation           8,595     (3,422)         5,173
LVIP Wilshire 2020 Profile                              12,908       (518)        12,390
LVIP Wilshire 2030 Profile                              26,867     (1,190)        25,677
LVIP Wilshire 2040 Profile                              23,922       (270)        23,652
LVIP Wilshire Aggressive Profile                        27,845     (5,381)        22,464
LVIP Wilshire Conservative Profile                       1,766     (7,554)        (5,788)
LVIP Wilshire Moderate Profile                          39,534    (10,686)        28,848
LVIP Wilshire Moderately Aggressive Profile             60,420    (35,541)        24,879
M Fund Brandes International Equity                         64        (11)            53
MFS VIT Core Equity                                        153       (399)          (246)
MFS VIT Growth                                           9,232    (13,599)        (4,367)
MFS VIT Total Return                                    22,794    (21,809)           985

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
MFS VIT Utilities                                       15,414     (9,079)         6,335
NB AMT Mid-Cap Growth                                   12,061    (13,020)          (959)
NB AMT Partners                                            831     (2,417)        (1,586)
NB AMT Regency                                           6,124     (3,141)         2,983
Premier VIT OPCAP Global Equity                             25     (8,596)        (8,571)
Premier VIT OPCAP Managed                                  481       (391)            90
Putnam VT Growth & Income Class IB                          35       (138)          (103)
Putnam VT Global Health Care Class IB                    1,963     (2,485)          (522)

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York

and

Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account
M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 1, 2010

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(2) N/A

(3) (a) Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)

(4) (a) Policy Form LN698 NY. (11)

     (b) Change of Insured Rider - Policy Form LR496 NY(5)

     (c) Estate Tax Repeal Rider - Policy Form LR511 NY(6)

     (d) Overloan Protection Rider - Policy Form LR540(7)

     (e) Waiver of Monthly Deduction Rider - Policy Form LR436 LNY, LR437
    LNY(8)

(5) (a) Application - Policy Form LFF06300-18 (11)

(b) Addendum to Application - Policy Forms: LFF06301-18, LFF06302-18, LFF06303-18, LFF06304-18, LFF06305-18, LFF06306-18, LFF06307-18 (11)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(10)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(10)

(7) Form of Reinsurance Contracts(7)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc. (Filed Herewith)

     (b) American Century Investments Variable Portfolios, Inc. (Filed
    Herewith)

     (c) BlackRock Variable Series Funds, Inc. (Filed Herewith)

     (d) Delaware VIP Trust (Filed Herewith)

     (e) DWS VIP Trust (Filed Herewith)

     (f) DWS Variable Series II (Filed Herewith)

     (g) Fidelity Variable Insurance Products (Filed Herewith)

     (h) Franklin Templeton Variable Insurance Products Trust (Filed Herewith)

     (i) Janus Aspen Series (Filed Herewith)

     (j) Lincoln Variable Insurance Products Trust (Filed Herewith)

     (k) MFS Variable Insurance Trust (2)

     (l) PIMCO Variable Insurance Trust (2)

(9) (a) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(12).

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(13)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire (Filed herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures (4)

___________________________

(1) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141768) filed on April 2, 2009.

(3) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(5) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(7) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008

(8) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.

(9) Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 (File No. 333-63505) filed on January 25, 2010.

(10) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(12) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**            Executive Vice President, Chief Financial Officer and Director
Robert W. Dineen***                Director
Lawrence A. Samplatsky****         Vice President and Chief Compliance Officer
Dennis R. Glass**                  President, Chief Executive Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen*****                 Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

***** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (9)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith S. Ryan***           Vice President and Chief Financial Officer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Linda Woodward***          Secretary

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

  *** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

   **** Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 7 to the Registration Statement (File No.: 333-155333; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2010. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

             LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)




             By            /s/ Joshua R. Durand
               ----------------------------------------------
               Joshua R. Durand
               Assistant Vice President
               Lincoln Life & Annuity Company of New York




             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             (DEPOSITOR)



             By:           /s/ Joshua R. Durand
               ----------------------------------------------
               Joshua R. Durand
               Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 7 to the Registration Statement on Form N-6 (File No.: 333-155333; 811-08559; CIK: 0001051629) has been signed below on
April 1, 2010 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                        TITLE
---------                                                        -----
/s/ Dennis R. Glass *                                            President
-------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                        Executive Vice President; Chief Administration Officer and
-------------------------------------------                      Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                      Executive Vice President, Chief Financial Officer and Director
-------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                         Senior Vice President, Chief Investment Officer
-------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                           Director
-------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                   Director
-------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                              Director
-------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                          Director
-------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                         Director
-------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                         Director
-------------------------------------------
Patrick S. Pittard


*By:            /s/ John L. Reizian
    -------------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                           POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Kelly
D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you.
You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                     TITLE
---------                                                     -----
/s/ Dennis R. Glass *                                         President
--------------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                     Executive Vice President; Chief Administration Officer and
--------------------------------------------------            Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                   Executive Vice President, Chief Financial Officer and Director
--------------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                      Senior Vice President, Chief Investment Officer
--------------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                        Director
--------------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                Director
--------------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                           Director
--------------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                       Director
--------------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                      Director
--------------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                      Director
--------------------------------------------------
Patrick S. Pittard

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (Your Signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
-----------------------------------------
Delson R. Campbell

/s/ Kelly D. Clevenger
-----------------------------------------
Kelly D. Clevenger

/s/ Christine S. Frederick
-----------------------------------------
Christine S. Frederick

/s/ Brian A. Kroll
-----------------------------------------
Brian A. Kroll

/s/ John L. Reizian
-----------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
-----------------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
-----------------------------------------
John D. Weber



Version: February 2010